UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2006 through April 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

JPMorgan Funds
International
Equity
Funds

JPMorgan Asia Equity Fund
JPMorgan Emerging Markets Equity Fund
JPMorgan International Equity Fund
JPMorgan International Equity Index Fund
JPMorgan International Growth Fund
JPMorgan International Opportunities Fund
JPMorgan International Realty Fund
JPMorgan International Value Fund
JPMorgan Intrepid European Fund
JPMorgan Intrepid International Fund
JPMorgan Japan Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Asia Equity Fund	2
JPMorgan Emerging Markets Equity Fund	4
JPMorgan International Equity Fund	6
JPMorgan International Equity Index Fund	8
JPMorgan International Growth Fund	10
JPMorgan International Opportunities Fund	12
JPMorgan International Value Fund	14
JPMorgan Intrepid European Fund	16
JPMorgan Intrepid International Fund	18
JPMorgan Japan Fund	20
Schedules of Portfolio Investments	22
Financial Statements	74
Financial Highlights	100
Notes to Financial Statements	120
Trustees	130
Officers	132
Schedule of Shareholder Expenses	133

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to a Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 11, 2007 (Unaudited)

Dear Shareholder:
We are pleased to present this semi-annual report for the JPMorgan International Equity Funds. Inside, you’ll find information detailing the performance of the Funds for the six months ended April 30, 2007, along with reports from the portfolio managers.

“Although additional monetary firming may prove to be a marginal headwind for European and Japanese equities, Europe in particular should be able to outperform the U.S. market.”

Confidence bolsters global stocks...

Optimism surrounding generally healthy worldwide economic growth and corporate profitability, along with contained inflation and brisk merger-and-acquisition (M&A) activity, fueled global stock market gains during the first half of the six-month period. Stocks ended 2006 and began 2007 on solid ground, bolstered by investors with encouraging outlooks and robust appetites for risk.

... until China rattles world markets

We did experience bumps along the way. Stocks abruptly changed course on February 27, when a steep sell-off in the Chinese stock market triggered a worldwide correction. A downward revision in fourth-quarter U.S. gross domestic product (GDP), combined with former Federal Reserve (Fed) Chairman Alan Greenspan’s remarks about a potential U.S. recession, further dampened investors’ spirits. At the height of the pessimism, the S&P 500 Index fell 3.5% in a single day.

Fed’s comments re-inspire optimism

Despite the severity of the downturn, the correction was short-lived and had little lasting impact. By mid-March, stocks had resumed their upward course. The catalyst for the renewed optimism was the Federal Open Market Committee’s (FOMC) March policy statement, which indicated the Fed would insure against downside risks to U.S. growth. Once again, stocks rallied strongly, as slowdown fears abated, inflation pressures leveled off and private-equity money poured into the markets.

U.S. shares finished the six-month period on a robust note, with the S&P 500 Index advancing 8.60%, while, non-U.S. markets performed even better, with the MSCI EAFE and MSCI Emerging Markets Indexes gaining 15.97% and 21.78%, respectively. The U.S. dollar’s slide relative to the weighted average of the major currencies helped boost non-U.S. returns during the period.

Equity outlook remains favorable

Equities may tread water in the near term, as global economic activity slows due to the sluggish U.S. economy. But, with corporate earnings growth still running higher than long-term GDP growth trends, and equity valuations remaining reasonable, there continues to be support for international stocks.

The U.S. economic slowdown is likely to persist, with stagflation fears surfacing periodically. We believe inflation may subside later in the year, as the U.S. slowdown broadens to include the job market. Yet, given the lags involved, it likely will take time to resolve the current uncertainties. Some moderation in global activity from last year’s heady pace also seems likely, but we do not expect the economies of Europe and Japan to run into trouble.

Positive scenario requires weak yen, U.S. growth

For this relatively benign outlook to unfold, we believe two conditions must remain in place:

•	The yen has to remain weak, with low volatility, in order to avoid a sudden unwinding of the yen carry trade. This scenario is likely, given that the Bank of Japan indicated it will raise rates cautiously.

•	The U.S. economy must slow into a “soft landing” and avoid a recession. Recent strong employment data support this outlook.

If either of these conditions do not remain as established — whereby the yen appreciates suddenly, enough to trigger a self-sustaining unwinding of the carry trade, or the U.S. enters a recession — pundits will judge these recent events as the warning signal of a potentially significant correction.

Although additional monetary firming may prove to be a marginal headwind for European and Japanese equities, Europe in particular should be able to outperform the U.S. market. We foresee a positive return environment for the year as a whole, but we expect to encounter more favorable levels at which to add risk exposure.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   1

JPMorgan Asia Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 1, 2001
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$373,940
Primary Benchmark*	MSCI All Country Asia (ex Japan) Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Asia Equity Fund, which seeks total return from long-term capital growth, returned 22.10%** (Class A Shares) over the six months ended April 30, 2007, compared to the 18.37% return for the MSCI All Country Asia (ex Japan) Index over the same period.***

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in Singapore, Korea and China.

The Fund’s overweight in property stocks, such as CapitaLand contributed to performance. Economic data in Singapore surprised on the upside and Singapore home prices increased at a 4.6% quarterly rate in first-quarter 2007, the 12th quarterly rise. This helped property stocks to rise strongly over the period.

The Fund’s holding in consumption-related Chinese companies, such as dumpling manufacturer Synear Food Holdings, also performed strongly as the company released strong earnings. The company is exposed to secularly growing trends such as rising disposable income.

The Fund’s overweight in Korean steelmaker Posco was another significant contributor to performance, as the stock was re-rated due to rising steel prices and prospects of consolidation in the sector.

On the negative side, stock selection in Indonesia, Taiwan and Hong Kong hurt returns. The Fund’s overweight in Indonesian stocks, such as motorcycle distributor Astra, detracted from performance. The rise in risk aversion in February led to significant selling in Indonesia, one of 2006’s top performers. There were also concerns that the country was nearing the end of its interest rate easing cycle, which would no longer be supportive for consumption related stocks like Astra.

The Fund’s holdings in Taiwan technology companies, such as Catcher Technology, also hurt overall performance. Catcher, which makes casings for technology products, such as mobile phones, fell 11% over the period due to poor earnings guidance from its large U.S. customers.

In Hong Kong, the Fund’s holding in Melco was another significant detractor to performance. Melco, which owns a casino venture in Macau, fell during the period due to concerns over increasing competition and rising costs. Prior to this, the stock had risen 12-fold since 2004.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s strategy remains broad and tends to overweight stocks in countries exposed to regional domestic demand. It is overweight in China, Indonesia and Singapore, with an emphasis on consumer, infrastructure and asset reflation stocks. It remains underweight in countries that are largely dependent on exports, such as Taiwan. We remain underweight in defensive sectors, such as utilities. There are other Asian companies that have similar dividend yields as the utility sector, but are less expensive and have better growth prospects.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.	Samsung Electronics Co., Ltd. (South Korea)	6.5%
2.	China Mobile Ltd. (Hong Kong)	4.0
3.	Doosan Heavy Industries and Construction Co., Ltd. (South Korea)	3.0
4.	POSCO (South Korea)	2.9
5.	SembCorp Industries Ltd. (Singapore)	2.8
6.	Satyam Computer Services Ltd. ADR (India)	2.8
7.	MediaTek, Inc. (Taiwan)	2.8
8.	Hana Financial Group, Inc. (South Korea)	2.8
9.	China Construction Bank Corp., Class H (China)	2.5
10.	Nine Dragons Paper Holdings Ltd. (Hong Kong)	2.4

PORTFOLIO COMPOSITION****

South Korea	26.3%
China	13.9
Taiwan	13.6
Hong Kong	12.6
Singapore	10.5
Indonesia	8.7
India	6.2
Malaysia	5.5
United Kingdom	2.7

*	Effective February 28, 2007, the Fund’s benchmark changed from the MSCI All Country Far East (ex Japan) to the MSCI All Country Asia (ex Japan).
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based upon total investments as of April 30, 2007. The Fund’s composition is subject to change.

2   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/01/01
Without Sales Charge		24.84%	15.63%	16.19%
With Sales Charge*		18.30	14.39	15.06
SELECT CLASS SHARES	6/28/02	25.18	15.92	16.46
INSTITUTIONAL CLASS SHARES	6/28/02	25.36	16.08	16.60

*	Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (11/01/01 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2001.

Returns for the Institutional Class and Select Class Shares prior to their inception date are based on the performance of the Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Asia Equity Fund, MSCI All Country Asia (ex Japan) Index, MSCI All Country Far East (ex Japan) Index and Lipper Pacific Region (ex Japan) Funds Index from November 1, 2001 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI All Country Asia (ex Japan) Index and the MSCI All Country Far East (ex Japan) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Pacific Region (ex Japan) Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI All Country Far East (ex Japan) Index and MSCI All Country Asia (ex Japan) Index are free float-adjusted market capitalization indices that are designed to measure equity market performance in the Far East and Asia, respectively, excluding Japan. The Lipper Pacific Region (ex Japan) Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   3

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 15, 1993
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$464,543
Primary Benchmark	MSCI Emerging Markets Equity Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Equity Fund, which seeks to provide a high total return from a portfolio of equity securities from emerging markets issuers, returned 20.74%* (Institutional Class Shares) over the six months ended April 30, 2007, compared to the 20.27% return for the MSCI Emerging Markets Equity Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund’s outperformance against its benchmark, the MSCI Emerging Markets Equity Index, was a result of stock selection rather than any broad or sector-based theme. Among the top contributors to returns was Bharti Airtel, a leading telecommunication services provider in India, as performance was driven by continued wireless expansion in the Indian market, as well as the company’s strong revenue growth. The Russian bank, Sberbank, contributed to performance as economic stability and strong domestic growth in Russia have propelled the country’s banking sector. Sberbank’s strong market position made it one of the key beneficiaries. Additionally, MTN Group, a South African telecommunications company, also provided strong performance during the period on the back of robust subscriber growth in many key markets.

Among the largest detractors from returns was Samsung Electronics, as disappointing earnings releases and forecasts put downward pressure on the stock during the period. Korean auto manufacturer Hyundai Motor detracted from returns as the share price was driven down by concerns of weakness in U.S. consumption. A related holding, Hyundai Mobis, also detracted from performance as weakness in demand from key auto makers, including Hyundai Motor, has put downward pressure on profit margins.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund is an active, concentrated strategy in which portfolio construction is focused on the highest conviction ideas, which are found at the stock level. The Fund holds approximately 60 of the most promising investment opportunities identified by our worldwide network of analysts. The index is then used as a benchmark against which risk exposures can be monitored and managed. Security weightings are determined by a bottom-up stock selection process. Both sector and country weightings are residuals of stock selection.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Petroleo Brasileiro S.A. ADR (Brazil)	5.1%
2.	America Movil S.A. de C.V., Series L ADR (Mexico)	4.7
3.	Cia Vale do Rio Doce ADR (Brazil)	4.6
4.	Samsung Electronics Co., Ltd. (South Korea)	3.7
5.	Bharti Airtel Ltd. (India)	3.6
6.	Shinsegae Co., Ltd. (South Korea)	3.3
7.	Housing Development Finance Corp. (India)	3.2
8.	China Mobile Ltd. (Hong Kong)	2.9
9.	Sberbank (Russia)	2.9
10.	Fomento Economico Mexicano S.A. de C.V. ADR (Mexico)	2.7

PORTFOLIO COMPOSITION***

South Korea	17.9%
Brazil	15.5
South Africa	12.6
Mexico	9.1
India	8.4
Hong Kong	5.9
Russia	5.6
Taiwan	5.3
Egypt	3.8
Turkey	2.5
Indonesia	2.4
Israel	2.0
Hungary	1.8
China	1.7
Argentina	1.5
Austria	1.4
Other (less than 1.0%)	2.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2007. The Fund’s composition is subject to change.

4   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		21.92%	25.00%	7.68%
With Sales Charge*		15.52	23.65	7.10
CLASS B SHARES	9/28/01
Without CDSC		21.28	24.46	7.41
With CDSC**		16.28	24.29	7.41
CLASS C SHARES	2/28/06
Without CDSC		21.29	24.46	7.41
With CDSC***		20.29	24.46	7.41
SELECT CLASS SHARES	9/10/01	22.20	25.34	7.83
INSTITUTIONAL CLASS SHARES	11/15/93	22.35	25.66	8.15

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/97 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 15, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Emerging Markets Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, MSCI Emerging Markets Equity Index and Lipper Emerging Markets Funds Index from April 30, 1997 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Equity Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Equity Index is a replica (or model) of the world’s emerging market equity markets. The Lipper Emerging Markets Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   5

JPMorgan International Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$4,315,367
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Fund, which seeks total return from long-term capital growth and income, returned 10.64%* (Select Class Shares) over the six months ended April 30, 2007, compared to the 15.46% return for the MSCI EAFE Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to stock selection in the financial and information technology sectors. Regionally, stock selection in Continental Europe and Japan also detracted from performance. Overall, the Fund has suffered due to the continued outperformance of small-capitalization stocks, the erosion of the traditional emerging markets discount, and the value spread over growth in performance terms.

At the stock level, Mitsubishi UFJ and Sumitomo Mitsui Financial Group, both Japanese banks, detracted from performance as the Japanese market continues to have weak performance. We hold Japanese banks for exposure to the hopeful recovery in the Japanese economy, which, for a number of reasons, will benefit the banks. However, the recent stalling in the outlook for interest rate hikes and the apparent slowdown in consumer borrowing has postponed the arrival of operational gearing in these businesses.

On a positive note, stock selection in the energy sector aided returns the most. From a regional perspective, our positions in the U.K. and our opportunistic exposure to emerging markets proved beneficial to performance.

In emerging markets, Cia Vale do Rio Doce, the Brazilian iron ore and nickel giant, had another strong run as the global upswing in metals and mining continued. The satisfactory and early settlement of contract prices for the year has reminded investors of the relatively stable nature of the business, while the continued fervor for corporate activity across the sector supports the stock’s discounted valuation. Additionally, St. Gobain, the French building materials company, outperformed as first-quarter sales rose 7.2% (year on year) on the strength of emerging markets. In addition, the company reaffirmed its net income growth target of “at least 10%” for the year. The stock has also benefited from the burst in merger and acquisition (M&A) activity in the building materials sector.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund seeks to identify large-cap, high-quality companies with robust growth profiles. We define quality companies as those with high returns on equity, sustainable earnings and healthy balance sheets. By geography, we still believe that both growth prospects and valuations are more attractive in Continental Europe than in North America, with recent results confirming these trends. In aggregate, we believe that valuations of equities are still attractive. We remain focused on large-cap securities, reflecting the relative attractiveness of their valuations, and continue to view many emerging markets opportunities as fully valued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Total S.A. (France)	3.9%
2.	HSBC Holdings plc (United Kingdom)	3.8
3.	ENI S.p.A. (Italy)	2.9
4.	UBS AG (Switzerland)	2.5
5.	Tesco plc (United Kingdom)	2.3
6.	GlaxoSmithKline plc (United Kingdom)	2.3
7.	Vodafone Group plc (United Kingdom)	2.1
8.	Nestle S.A. (Switzerland)	1.9
9.	AXA S.A. (France)	1.9
10.	Roche Holding AG (Switzerland)	1.9

PORTFOLIO COMPOSITION***

United Kingdom	24.0%
Japan	19.2
France	15.2
Switzerland	12.5
Italy	5.6
Germany	4.6
Netherlands	4.2
Brazil	2.6
Spain	2.4
Belgium	1.9
Finland	1.5
Sweden	1.5
Australia	1.5
Hong Kong	1.2
Other (less than 1.0%)	2.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2007. The Fund’s composition is subject to change.

6   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		13.30%	13.46%	8.20%
With Sales Charge*		7.35	12.24	7.61
CLASS B SHARES	2/28/02
Without CDSC		12.68	12.85	7.89
With CDSC**		7.68	12.60	7.89
CLASS C SHARES	1/31/03
Without CDSC		12.65	12.84	7.89
With CDSC***		11.65	12.84	7.89
R CLASS SHARES	5/15/06	13.79	13.89	8.41
SELECT SHARE CLASS	1/01/97	13.58	13.85	8.39

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/97 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 1, 1997.

Returns for Class A, Class B and R Class Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, MSCI EAFE Index, Lipper International Funds Index and Lipper International Large-Cap Core Funds Index from April 30, 1997 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Funds Index and the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the world’s equity markets, excluding the U.S. and Canada. The Lipper International Funds Index and Lipper International Large-Cap Core Funds Index represent the total returns of the funds in the indicated categories, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   7

JPMorgan International Equity Index Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	October 28, 1992
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$1,621,570
Primary Benchmark	MSCI EAFE GDP Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Index Fund, which seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index, returned 16.14%* (Select Class Shares) over the six months ended April 30, 2007, compared to the 16.93% return for the MSCI EAFE GDP Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	International equity markets were strong during the period. All developed countries produced positive returns with Norway and Singapore leading the way with returns of 28.20% and 27.68% respectively. The bottom two countries were the U.K. and Japan with returns of 10.70% and 3.62% respectively.

The Fund’s strategy is not a full replication approach. The tracking error of this strategy can be attributed to not owning all the names as its benchmark and the Fund’s exposure to emerging markets. The Fund also seeks to achieve a correlation of 0.90 with the stated benchmark. The Fund’s off-benchmark exposure to emerging market stocks and the out-performance of emerging markets relative to developed markets over the period contributed to the positive return. However, international small- and mid-cap stocks outperformed large-cap stocks over the period, detracting from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	This Fund is based on fundamental indexation. On a long-term basis, the MSCI EAFE GDP Index has out-performed the MSCI EAFE Index, supporting our choice of the former as a benchmark because its weighting scheme is tied more to earnings potential than to market capitalization. Over the last five- and 10-year periods, the MSCI EAFE GDP has out-performed the MSCI EAFE at an annual rate of 1.39% and 1.61%, respectively.

The Fund was well diversified for the period, with approximately 1,200 developed country stocks and approximately 200 emerging country stocks. At the end of the period, the Fund had the following weights in developed markets: Continental Europe, 62.36%; Japan, 20.39%; the U.K., 10.68%; and Asia ex-Japan, 6.57%. The emerging markets exposure had a weighting of 8.15%, consisting of 14 countries with representation among major emerging market regions. The Fund’s emerging markets exposure is constructed so that countries are about equally weighted, with periodic rebalancing to return to this weighting. A combination of exchange-traded funds and futures were used to equitize marginal cash balances. At the end of the period, the Fund held 0.78% in cash and cash equivalents (such as Treasury bills) of which approximately 67% was equitized with futures. The Fund continues to closely track its internal benchmark consistent with the index strategy providing broad passive international exposure for U.S. investors. We continue to believe that our custom index will outperform the MSCI EAFE index over the long-term.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Siemens AG (Germany)	1.4%
2.	ENI S.p.A. (Italy)	1.4
3.	Allianz SE (Germany)	1.3
4.	E.ON AG (Germany)	1.3
5.	Total S.A. (France)	1.2
6.	Toyota Motor Corp. (Japan)	1.1
7.	Banco Santander Central Hispano S.A. (Spain)	1.1
8.	Deutsche Bank AG (Germany)	1.1
9.	DaimlerChrysler AG (Germany)	1.0
10.	Intesa Sanpaolo S.p.A. (Italy)	1.0

PORTFOLIO COMPOSITION***

Japan	18.7%
Germany	15.1
France	10.0
United Kingdom	8.9
Italy	8.5
Spain	5.6
Netherlands	4.5
Australia	3.9
Sweden	2.0
Belgium	1.8
Switzerland	1.8
Austria	1.7
Denmark	1.4
Norway	1.4
Greece	1.2
Ireland	1.1
Hong Kong	1.0
Portugal	1.0
Other (less than 1.0%)	10.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2007. The Fund’s composition is subject to change.

8   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 Year
CLASS A SHARES	4/23/93
Without Sales Charge		19.48%	17.29%	9.22%
With Sales Charge*		13.21	16.04	8.63
CLASS B SHARES	1/14/94
Without CDSC		18.64	16.45	8.59
With CDSC**		13.64	16.24	8.59
CLASS C SHARES	11/4/97
Without CDSC		18.67	16.45	8.51
With CDSC***		17.67	16.45	8.51
SELECT SHARE CLASS	10/28/92	19.80	17.61	9.51

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/97 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 28, 1992.

Historical performance shown for Class C Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, MSCI EAFE GDP Index and Lipper International Multi-Cap Core Index from April 30, 1997 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains, if any, of the securities included in the benchmark. The performance of the Lipper International Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE GDP Index measures the performance of international stock markets. The Lipper International Multi-Cap Core Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   9

JPMorgan International Growth Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	December 29, 2000
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$3,422
Primary Benchmark	MSCI EAFE Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Growth Fund, which seeks total return from long-term capital growth, returned 10.43%* (Class A Shares) over the six months ended April 30, 2007, compared to the 15.81% return for the MSCI EAFE Growth Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, primarily due to stock selection in the financial and industrial sectors. Regionally, stock selection in Continental Europe and Asia also detracted from performance.

At the stock level, Nidec, the Japan-based manufacturer of precision motors, detracted from performance. While its core motor business remained strong, subsidiaries, such as LCD robots and camera shutters, continued to drag on profitability, disappointing the market.

On a positive note, energy and consumer discretionary stocks aided returns the most. At a regional level, our positions in the U.K. and our opportunistic exposure to emerging markets proved beneficial to performance. Shares of Endemol, the Dutch television producer, outperformed mainly due to speculation that the company will be sold by its majority owner, Telefonica. In addition, top-line performance remains strong, boosted by sales from non-scripted shows like “Deal or No Deal” and “Big Brother.”

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund seeks to identify quality companies with positive “franchise value,” focusing on strong revenue momentum and rising margins. By geography, we still believe that both growth prospects and valuations are more attractive in Continental Europe than in North America, with recent results confirming these trends. In aggregate, valuations of equities are still attractive.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Roche Holding AG (Switzerland)	3.3%
2.	Novartis AG (Switzerland)	3.0
3.	GlaxoSmithKline plc (United Kingdom)	3.0
4.	BHP Billiton Ltd. (Australia)	3.0
5.	Siemens AG (Germany)	2.6
6.	Intesa Sanpaolo S.p.A. (Italy)	2.2
7.	UniCredito Italiano S.p.A. (Italy)	2.1
8.	Tesco plc (United Kingdom)	2.1
9.	Telefonaktiebolaget LM Ericsson, Class B (Sweden)	2.1
10.	Sony Corp. (Japan)	2.0

PORTFOLIO COMPOSITION***

United Kingdom	24.0%
Switzerland	17.1
Japan	16.4
Germany	7.7
France	6.2
Italy	5.2
Netherlands	4.4
Hong Kong	4.3
Australia	3.0
Mexico	2.4
Sweden	2.1
Spain	1.4
Belgium	1.4
Luxembourg	1.3
Brazil	1.2
China	1.1
Other (less than 1.0%)	0.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2007. The Fund’s composition is subject to change.

10   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	12/29/00
Without Sales Charge		10.97%	11.35%	5.05%
With Sales Charge*		5.14	10.16	4.17
CLASS B SHARES	12/29/00
Without CDSC		10.48	10.79	4.52
With CDSC**		5.48	10.52	4.52

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/29/00 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 29, 2000.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan International Growth Fund, MSCI EAFE Growth Index, Lipper International Funds Index and Lipper International Large-Cap Growth Funds Index from December 29, 2000 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to Fund’s inception. The performance of the MSCI EAFE Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Funds Index and the Lipper International Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Growth Index is a market capitalization-weighted index representing all 20 developed markets that make up that index. The Lipper International Funds Index and Lipper International Large-Cap Growth Funds Index represent the total returns of the funds in the indicated categories, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   11

JPMorgan International Opportunities Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 26, 1997
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$190,863
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Opportunities Fund, which seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets, returned 15.86%* (Institutional Class Shares) over the six months ended April 30, 2007, compared to the 15.46% return for the MSCI EAFE Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark during the period, primarily due to stock selection in the telecommunications and healthcare sectors. Regionally, our positions in the Continental Europe and Japan contributed positively to returns.

At the stock level, Orkla, Norway’s largest producer of consumer goods, including an interest in metals and energy, outperformed on the back of increased food sales and higher aluminum prices. In addition, the stock was recently upgraded due to higher demand for alternate sources of energy, making the firm’s stake in Renewable Energy Corp. more valuable. Another contributor was Michelin, the French tire maker, which posted a 5.5% increase in first-quarter revenues based on increased tire prices and demand for truck tires.

Detractors to returns included stock selection in the banking and finance, and technology-hardware sectors. Regionally, stock selection in emerging markets and the U.K. also held back returns.

At the stock level, Sumitomo Mitsui Financial Group, the Japanese bank, detracted from performance as the Japanese market performed poorly. We hold Japanese banks for exposure to the hopeful recovery in the Japanese economy, which, for a number of reasons, will benefit the banks. However, the recent stalling in the outlook for interest rate hikes and the apparent slowdown in consumer borrowing has postponed the arrival of operational gearing in these businesses. Wolseley, the U.K. distributor of plumbing and heating fixtures, underperformed due to the U.S. housing slump and restructuring costs. The pullback in U.S. sales however was largely expected and, in response, the company has been reducing headcount in its U.S. operations.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund seeks to invest in the most attractive names in global sectors. By geography, we still believe that both growth prospects and valuations are more attractive in Continental Europe than in North America, with recent results confirming these trends. In aggregate, valuations of equities are still attractive.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	HSBC Holdings plc (United Kingdom)	3.0%
2.	Total S.A. (France)	2.6
3.	Schneider Electric S.A. (France)	2.1
4.	ING Groep N.V. CVA (Netherlands)	2.0
5.	Vodafone Group plc (United Kingdom)	2.0
6.	Roche Holding AG (Switzerland)	1.9
7.	Bayer AG (Germany)	1.9
8.	Allianz SE (Germany)	1.8
9.	Tesco plc (United Kingdom)	1.8
10.	Royal Bank of Scotland Group plc (United Kingdom)	1.7

PORTFOLIO COMPOSITION***

Japan	18.8%
United Kingdom	18.6
Germany	12.7
France	11.7
Netherlands	8.7
Australia	4.5
Italy	3.8
Switzerland	2.8
Spain	1.7
South Korea	1.6
Norway	1.5
Hong Kong	1.4
Taiwan	1.2
Austria	1.1
Israel	1.1
Sweden	1.1
Brazil	1.0
Other (less than 1.0%)	3.1
Short-Term Investments	3.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2007. The Fund’s composition is subject to change.

12   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		20.44%	14.72%	6.97%
With Sales Charge*		14.10	13.50	6.39
CLASS B SHARES	9/10/01
Without CDSC		19.82	14.13	6.68
With CDSC**		14.82	13.90	6.68
SELECT CLASS SHARES	9/10/01	20.75	15.32	7.30
INSTITUTIONAL CLASS SHARES	2/26/97	21.02	15.60	7.60

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/97 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 26, 1997 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Opportunities Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, MSCI EAFE Index, Lipper International Funds Index and Lipper International Large-Cap Core Funds Index from April 30, 1997 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Funds Index and the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the performance of the world’s equity markets, excluding the U.S. and Canada. The Lipper International Funds Index and Lipper International Large-Cap Core Funds Index represent the total returns of the funds in the indicated categories, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   13

JPMorgan International Value Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$597,223
Primary Benchmark	MSCI EAFE Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Value Fund, which seeks to provide high total return from a portfolio of foreign company equity securities, returned 15.72%* (Institutional Class Shares) over the six months ended April 30, 2007, compared to the 15.11% return for the MSCI EAFE Value Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark during the period. From a sector perspective, holdings in healthcare and telecommunications aided the most. At the regional level, our positions in Continental Europe and the U.K. contributed positively to returns.

At the stock level, Orkla, Norway’s largest producer of consumer goods, including an interest in metals and energy, outperformed on the back of increased food sales and higher aluminum prices. In addition, the stock was recently upgraded due to higher demand for alternate sources of energy, making the firm’s stake in Renewable Energy Corp. more valuable. Another contributor was Michelin, the French tire maker, which posted a 5.5% increase in first quarter revenues due to higher tire prices and demand for truck tires.

On the downside, stock selection in the banking and finance, and technology and semiconductor sectors held back returns. Regionally, exposure to emerging markets and Japan also detracted from performance.

At the stock level, Japanese banks Sumitomo Mitsui Financial Group and Nishi-Nippon City Bank detracted from performance as the Japanese market performed poorly. We hold Japanese banks for exposure to the hopeful recovery in the Japanese economy, which for a number of reasons will benefit the banks. However, the recent stalling in the outlook for interest rate hikes, and the apparent slowdown in consumer borrowing has postponed the arrival of operational gearing in these businesses.

Q:	HOW WAS THE FUND MANAGED?

A:	We continue to focus on companies that generate strong, current cash flows and are in “turnaround” situations where we are comfortable that management will drive future cash flows and return on investment, but where this potential is not reflected in current stock prices. By geography, we still believe that both growth prospects and valuations are more attractive in Continental Europe than in North America, with recent results confirming the trends. Japan continues to be a market where we retain expectations for a recovery, especially given the relatively depressed valuation levels. In aggregate, we believe that valuations of equities are still attractive.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	HSBC Holdings plc (United Kingdom)	3.6%
2.	Total S.A. (France)	2.8
3.	Vodafone Group plc (United Kingdom)	2.7
4.	Toyota Motor Corp. (Japan)	2.6
5.	Barclays plc (United Kingdom)	2.5
6.	ENI S.p.A. (Italy)	2.5
7.	ABN AMRO Holdings N.V. (Netherlands)	2.2
8.	AXA S.A. (France)	2.2
9.	Royal Bank of Scotland Group plc (United Kingdom)	2.2
10.	E.ON AG (Germany)	2.1

PORTFOLIO COMPOSITION***

Japan	19.3%
United Kingdom	17.0
France	13.5
Germany	12.2
Netherlands	10.3
Italy	5.9
Australia	2.4
Brazil	2.2
Greece	2.2
Switzerland	2.0
Norway	1.5
Austria	1.5
Israel	1.4
Sweden	1.3
Taiwan	1.3
Thailand	1.0
Other (less than 1.0%)	2.9
Short-Term Investments	2.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2007. The Fund’s composition is subject to change.

14   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		22.46%	19.10%	8.74%
With Sales Charge*		16.04	17.82	8.15
CLASS B SHARES	9/28/01
Without CDSC		21.87	18.52	8.46
With CDSC**		16.87	18.32	8.46
CLASS C SHARES	7/11/06
Without CDSC		21.82	18.51	8.45
With CDSC***		20.82	18.51	8.45
SELECT CLASS SHARES	9/10/01	22.78	19.30	8.87
INSTITUTIONAL CLASS SHARES	11/4/93	22.96	19.65	9.21

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/97 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 4, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. Effective December 19, 2001, the Fund changed its investment strategy to a value strategy, which resulted in a restructuring of the portfolio.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, MSCI EAFE Value Index, Lipper International Funds Index and Lipper International Large-Cap Value Funds Average from April 30, 1997 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Funds Index and the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Value Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East. The Lipper International Funds Index and International Large-Cap Value Funds Average represent the total returns of the funds in the indicated categories, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   15

JPMorgan Intrepid European Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 2, 1995
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$878,555
Primary Benchmark	MSCI Europe Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid European Fund, which seeks total return from long-term capital growth, returned 17.92%* (Class A Shares) over the six months ended April 30, 2007, compared to the 18.17% return for the MSCI Europe Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund performed broadly in line with its benchmark over the review period. Stock selection in attractive value and momentum stocks across a range of sectors aided relative returns.

The biggest detractor to performance was stock selection in the banks and general retailers sectors. The biggest boost to performance came from an underweight position in the oil and gas sector, with stock selection in the electricity and food producers sectors also positive for the Fund.

The Fund’s underweight positions in BP and Royal Dutch Shell contributed to performance. BP came under further pressure from production concerns due to delays in its new facilities in the Gulf of Mexico, as well as worries over U.S. lawsuit costs and future capital expenditure requirements. These positive returns outweighed the negative impact of overweight positions in some smaller oil producers, including Cairn Energy.

The Fund also gained from overweight positions in oil services stocks, where holding Petroleum Geo-Services was particularly beneficial. Shares in the Norwegian seismic surveying company rose on the back of strong demand for oil field surveying stocks, amid rising investment spending by oil companies looking for new reserves. In the food producers sector, the Fund benefited from holding RHM, a U.K. maker of cakes and bread, whose share price jumped after the company agreed to be bought for $2.4 billion (U.S. dollars) by its U.K. rival, Premier Foods.

Among the largest detractors was an overweight position in Jessops, a U.K. camera retailer, which fell after supply problems and concerns about falling prices led the company to forecast a first-half loss. Another significant detractor was an overweight position in C&C Group, an Irish drinks company, which was hit by a drop in U.K. market share for its Magners cider brand. The company, whose shares have risen sharply over the past 18 months, also suffered some profit-taking after missed earnings targets.

The primary stock level detractor, however, was an underweight position in ABN AMRO, the Dutch banking group, which rose sharply after receiving rival takeover offers from Barclays and Royal Bank of Scotland. Also in the banks sector, the Fund was hit by an underweight position in French lender Societe Generale, which surged following bid speculation.

However, the Fund was lifted by holdings in the electricity sector, including an overweight position in International Power, the U.K.-based electricity generator, which rose on the back of reports that the company may be a takeover target for French rival, Suez. International Power also reported a 20% rise in fourth-quarter net income, boosted by higher electricity prices in the U.S.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s disciplined investment process seeks to invest in the best European growth and value stocks. Risk is managed by holding 50+ stocks and by ensuring that the Fund has a positive exposure to both growth and value compared to the broad market.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Siemens AG (Germany)	2.6%
2.	Enel S.p.A. (Italy)	2.3
3.	HSBC Holdings plc (United Kingdom)	2.1
4.	Royal Dutch Shell plc, Class B (Netherlands)	2.0
5.	Banco Santander Central Hispano S.A. (Spain)	1.9
6.	Allianz SE (Germany)	1.8
7.	Telefonica S.A. (Spain)	1.8
8.	UniCredito Italiano S.p.A. (Italy)	1.7
9.	Nokia OYJ (Finland)	1.7
10.	GlaxoSmithKline plc (United Kingdom)	1.6

PORTFOLIO COMPOSITION***

United Kingdom	23.4%
Germany	13.0
France	12.7
Switzerland	9.5
Italy	9.2
Netherlands	6.6
Norway	5.9
Spain	4.5
Finland	4.1
Ireland	2.7
Sweden	2.6
Greece	2.4
Belgium	1.8
Turkey	1.0
Other (less than 1.0%)	0.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2007. The Fund’s composition is subject to change.

16   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		25.44%	21.80%	15.77%
With Sales Charge*		18.85	20.50	15.15
CLASS B SHARES	11/3/95
Without CDSC		24.80	21.11	15.14
With CDSC**		19.80	20.93	15.14
CLASS C SHARES	11/1/98
Without CDSC		24.78	21.11	15.02
With CDSC***		23.78	21.11	15.02
SELECT CLASS SHARES	9/10/01	25.73	22.11	15.94
INSTITUTIONAL CLASS SHARES	9/10/01	25.90	22.52	16.17

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/97 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 2, 1995.

Returns for Select Class Shares and Institutional Class Shares prior to their inception date are based on the performance of Class A Shares.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, MSCI Europe Index, and Lipper European Funds Index from April 30, 1997 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper European Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Europe Index is a replica (or model) of the performance of the European markets. The Lipper European Funds Index represents the total returns of the funds in the indicated category, defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   17

JPMorgan Intrepid International Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	April 30, 2001
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$1,650,685
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid International Fund, which seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside of the U.S., returned 14.71%* (Institutional Class Shares) over the six months ended April 30, 2007, compared to the 15.46% return for the MSCI EAFE Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark, the MSCI EAFE Index for the period. Size exposure contributed the most to returns as we were modestly underweight in the large-cap space. Companies with high earnings momentum continued to do well, but being overweight in value stocks added little to performance, as stocks with low price-to-earnings ratios underperformed their more expensive counterparts. The Fund continues to have multi-cap exposure with holdings showing both growth and value characteristics.

At the sector level, financials and consumer discretionary detracted from performance, while industrials and energy aided returns. At the regional level, Pacific ex-Japan held back returns, while exposure in Continental Europe and Japan outperformed.

The Fund is diversified, with individual names making only small contributions. However, being underweight in Siemens, the German industrial company, detracted as the company continued to generate better-than-expected earnings on the back of strong demand for factory and medical equipment and its own restructuring efforts.

Among a number of contributors, Cia Vale do Rio Doce, the Brazilian mining company, rose driven by the continued strength of commodity prices and merger activity in the materials sector. Continued demand from China has led many to conclude that the price of iron ore should carry on rising in the coming years.

Q:	HOW WAS THE FUND MANAGED?

A:	Our investment philosophy and process is based on exploiting market inefficiencies that arise as a result of human emotion. These inefficiencies give rise to persistent anomalies that manifest themselves at the extremes of the growth and value spectrums of the market. Utilizing a set of proprietary screens combined with fundamental validation, we build a portfolio that possesses both attractive growth and value characteristics, ensuring that style and stock selection is the primary drivers of returns. We seek to ensure style and stock selection dominate, diversifying by both region and sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class B (Netherlands)	2.1%
2.	HSBC Holdings plc (United Kingdom)	1.3
3.	Total S.A. (France)	1.2
4.	Toyota Motor Corp. (Japan)	1.2
5.	BHP Billiton Ltd. (Australia)	1.1
6.	GlaxoSmithKline plc (United Kingdom)	1.1
7.	Vodafone Group plc (United Kingdom)	1.1
8.	Nestle S.A. (Switzerland)	1.1
9.	BP plc (United Kingdom)	1.0
10.	Novartis AG (Switzerland)	1.0

PORTFOLIO COMPOSITION***

Japan	20.9%
United Kingdom	18.8
Switzerland	9.3
France	8.7
Germany	7.8
Netherlands	4.9
Italy	3.9
Australia	3.2
Finland	3.0
Spain	2.6
Sweden	2.5
Hong Kong	2.2
Norway	1.6
Denmark	1.6
Singapore	1.2
India	1.0
Other (less than 1.0%)	6.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2007. The Fund’s composition is subject to change.

18   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		17.69%	14.38%	9.63%
With Sales Charge*		11.53	13.14	8.65
CLASS C SHARES	2/28/06
Without CDSC		17.09	14.25	9.53
With CDSC**		16.09	14.25	9.53
SELECT CLASS SHARES	2/28/06	18.01	15.05	10.32
INSTITUTIONAL CLASS SHARES	4/30/01	18.35	15.12	10.37

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/30/01 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns for Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, MSCI EAFE Index, Lipper International Funds Index and Lipper International Large-Cap Core Funds Index from April 30, 2001 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Funds Index and Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the performance of the world’s equity markets, excluding the U.S. and Canada. The Lipper International Funds Index and Lipper International Large-Cap Core Funds Index represent the total returns of the funds in the indicated categories, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   19

JPMorgan Japan Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 2, 1995
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$408,538
Primary Benchmark	MSCI Japan Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Japan Fund, which seeks total return from long-term capital growth, returned –2.56%* (Class A Shares) over the six months ended April 30, 2007, compared to the 4.76% return for the MSCI Japan Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Most of the Fund’s relative underperformance can be attributed to its overweight in small-mid cap stocks, which underperformed the broader index significantly. For example, in the period under review, the MSCI Japan Index returned 4.76%, while smaller-cap indexes such as TSE2 Index and TSE Mothers Index fell by 5.2% and 24.6% respectively. As of the end of April 2007, the Fund had a 12% overweight in stocks less than $2.5 billion (U.S. dollars) relative to the MSCI Japan Index. We felt that stocks within this market capitalization range offered the best exposure to the domestic sector’s improving fundamentals and did not anticipate the degree of risk aversion and forced selling by retail investors and hedge funds.

The Fund underperformed its benchmark for the period due primarily to stock selection in the automobiles, diversified financials and basic materials sectors. Nissan was one of the major detractors to performance. Nissan reported a worse-than-expected 23% fall in quarterly net profit, blaming a sluggish recovery in U.S. sales and a poor product pipeline. In addition, the company slashed its full-year forecasts, leading to its first annual earnings drop in seven years. We had a position in the Fund as we believed that the stock was attractively valued.

The Fund’s overweight in brokerage stock Nikko Cordial was another detractor to performance. The stock had a volatile six-month period due to concerns over accounting irregularities and the risk of being de-listed. In addition, the sentiment surrounding the brokerage sector was poor due to lackluster retail trading volumes.

The Fund’s holding in banking stock Mitsui Trust, was a key detractor to performance. Poor loan growth trends and disappointing economic data weighed on the stock.

On the positive side, stock selection in the telecommunications, semiconductor and banking sectors helped returns. The Fund’s overweight in telecommunications company KDDI helped performance as the competitive environment and pricing pressure were not as severe as previous expectations.

The Fund’s overweight in Nippon Building Fund was a key contributor to performance. Real-estate investment trusts, such as Nippon Building Fund, performed strongly due to their healthy dividend yields and their exposure to rising property prices.

Another contributor to performance was the Fund’s overweight in Sumco, a semiconductor stock. Sumco’s growth continues to exceed expectations as its 300-millimeter wafer business is witnessing strong demand.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund added new positions and increased existing positions in the trading company, shipping, construction machinery and engineering sectors. These sectors look promising because of a healthy combination of double-digit earnings momentum and relatively attractive valuations. Recent micro-economic news has highlighted catalysts that may indicate the potential for expansion of earnings multiples over the remainder of 2007. Overall, there has been no change in the structure of Fund strategy, which still emphasizes stock ideas exhibiting strong earnings growth, undervaluation and potential to benefit from domestic economic recovery.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Toyota Motor Corp.	4.0%
2.	Sumitomo Mitsui Financial Group, Inc.	3.0
3.	Mitsubishi UFJ Financial Group, Inc.	2.6
4.	Daiichi Sankyo Co., Ltd.	2.5
5.	Canon, Inc.	2.4
6.	Sony Corp.	2.3
7.	Inpex Holdings, Inc.	2.1
8.	Nippon Telegraph & Telephone Corp.	2.0
9.	Ibiden Co., Ltd.	2.0
10.	East Japan Railway Co.	2.0

PORTFOLIO COMPOSITION***

Consumer Discretionary	28.9%
Financials	20.6
Industrials	14.8
Information Technology	14.1
Health Care	7.3
Telecommunication Services	4.8
Materials	4.6
Energy	2.1
Consumer Staples	1.6
Utilities	1.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2007. The Fund’s composition is subject to change.

20   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES
Without Sales Charge	11/2/95	(12.73)%	11.29%	0.93%
With Sales Charge*		(17.35)	10.11	0.38
CLASS B SHARES
Without CDSC	11/3/95	(13.10)	10.53	0.35
With CDSC**		(18.10)	10.26	0.35
CLASS C SHARES
Without CDSC	2/28/06	(13.11)	10.50	0.25
With CDSC***		(14.11)	10.50	0.25
SELECT CLASS SHARES	2/28/06	(12.57)	11.34	0.95

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/97 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 2, 1995.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Japan Fund, MSCI Japan Index, Tokyo Stock Exchange (Topix) 1st Section Index and Lipper Japan Funds Average from April 30, 1997 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Japan Index and Tokyo Stock Exchange (Topix) 1st Section Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Japan Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Japan Index is a replica (or model) of the performance of the Japan Equity Markets. The Tokyo Stock Exchange (Topix) 1st Section Index, also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The Lipper Japan Funds Average represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   21

JPMorgan Asia Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.3%
		Common Stocks — 96.3%
		China — 13.4%
7,000		Bank of Communications Co., Ltd., Class H	7,345
15,000		China Construction Bank Corp., Class H (e)	9,078
1,600		China Life Insurance Co., Ltd., Class H	4,936
5,000		China Sky Chemical Fibre Co., Ltd.	4,719
2,350		Foxconn International Holdings Ltd. (a)	7,043
1,500		FU JI Food and Catering Services Holdings Ltd.	4,565
10,000		Industrial & Commercial Bank of China, Class H (a)	5,434
5,531		Synear Food Holdings Ltd. (a)	6,880
			50,000
		Hong Kong — 12.1%
1,600		China Mobile Ltd.	14,411
4,000		China Overseas Land & Investment Ltd.	4,852
600		Esprit Holdings Ltd.	7,272
1,500		Hang Lung Properties Ltd.	4,444
500		Hong Kong Exchanges and Clearing Ltd.	4,763
1,330		Huabao International Holdings Ltd.	764
—	(h)	Melco PBL Entertainment Macau Ltd. ADR (a)	8
4,317		Nine Dragons Paper Holdings Ltd.	8,704
			45,218
		India — 6.0%
100		HDFC Bank Ltd. ADR	7,263
130		ICICI Bank Ltd. ADR	5,320
400		Satyam Computer Services Ltd. ADR	9,952
			22,535
		Indonesia — 8.4%
8,000		Bank Rakyat Indonesia	4,578
32,500		Indofood Sukses Makmur TBK PT	5,811
8,000		Indosat TBK PT	5,927
27,000		Kalbe Farma TBK PT (a)	3,713
3,588		PT Astra International TBK	5,634
6,500		United Tractors TBK PT	5,590
			31,253
		Malaysia — 5.3%
2,991		Genting BHD	7,395
1,000		IOI Corp. BHD	7,336
1,500		Tenaga Nasional BHD	4,975
			19,706
		Singapore — 10.1%
390		DBS Group Holdings Ltd.	5,411
300		Keppel Corp., Ltd.	4,193
597		Keppel Land Ltd.	3,447
3,781		Olam International Ltd.	7,789
1,179		Oversea-Chinese Banking Corp.	6,927
3,200		SembCorp Industries Ltd.	10,199
			37,966
		South Korea — 25.3%
6		Amorepacific Corp.	3,829
40		Daelim Industrial Co.	4,672
140		Doosan Heavy Industries and Construction Co., Ltd.	10,958
190		Hana Financial Group, Inc.	9,920
125		Hanjin Shipping Co., Ltd.	5,455
220		Hankook Tire Co., Ltd.	4,027
6		KCC Corp.	2,465
220		LG Dacom Corp.	5,385
25		POSCO	10,484
38		Samsung Electronics Co., Ltd.	23,239
90		Samsung Engineering Co., Ltd.	6,608
130		Samsung Securities Co., Ltd. (a)	7,599
			94,641
		Taiwan — 13.1%
541		Catcher Technology Co., Ltd.	4,123
3,000		Cathay Financial Holding Co., Ltd.	6,076
1,500		Delta Electronics, Inc.	4,686
1,500		Formosa Chemicals & Fibre Corp.	2,785
1,287		HON HAI Precision Industry Co., Ltd.	8,485
2,300		InnoLux Display Corp. (a)	6,566
800		MediaTek, Inc.	9,950
3,200		Taiwan Semiconductor Manufacturing Co., Ltd.	6,514
			49,185
		United Kingdom — 2.6%
5,500		Gems TV Holdings Ltd.	5,153
150		Standard Chartered plc	4,631
			9,784
		Total Long-Term Investments — 96.3% (Cost $286,682)	360,288
		Other Assets in Excess of Liabilities — 3.7%	13,652
		NET ASSETS — 100.0%	$373,940

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

Summary of Investments By Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	18.3%
Semiconductors & Semiconductor	11.0
Construction & Engineering	6.2
Food Products	5.6
Real Estate Management & Development	4.7
Wireless Telecommunication Services	4.0
Electronic Equipment & Instruments	3.7
Hotels Restaurants & Leisure	3.3
Diversified Telecommunication	3.1
Insurance	3.1
Computers & Peripherals	3.0
Metals & Mining	2.9
Industrial Conglomerates	2.8
IT Services	2.8
Textiles, Apparel & Luxury Goods	2.7
Paper & Forest Products	2.4
Food & Staples Retailing	2.2
Capital Markets	2.1
Specialty Retail	2.0
Communications Equipment	1.9
Automobiles	1.6
Machinery	1.5
Marine	1.5
Electric Utilities	1.4
Diversified Financial Services	1.3
Auto Components	1.1
Personal Products	1.1
Pharmaceuticals	1.0
Other (less than 1.0%)	1.7

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   23

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.6% (l)
	Common Stocks — 94.2%
	Argentina — 1.4%
144	Tenaris S.A. ADR	6,673
	Austria — 1.4%
47	Raiffeisen International Bank Holding AG (c)	6,441
	Brazil — 12.7%
122	Cia de Bebidas das Americas ADR	7,137
610	Cia Vale do Rio Doce ADR	20,858
49	Gol Linhas Aereas Inteligentes S.A. ADR	1,387
260	Petroleo Brasileiro S.A. ADR	23,165
209	Ultrapar Participacoes S.A. ADR	6,453
		59,000
	Chile — 0.9%
84	Banco Santander Chile S.A. ADR	4,143
	China — 1.7%
1,010	Anhui Conch Cement Co., Ltd., Class H	4,067
1,092	Shimao Property Holdings Ltd.	2,309
804	Tsingtao Brewery Co., Ltd., Class H	1,415
		7,791
	Egypt — 3.7%
97	Orascom Construction Industries	5,614
839	Orascom Telecom Holding SAE	11,482
		17,096
	Hong Kong — 5.7%
1,480	China Mobile Ltd.	13,330
550	Esprit Holdings Ltd.	6,670
2,281	GOME Electrical Appliances Holdings Ltd.	3,519
855	Yue Yuen Industrial Holdings	2,986
		26,505
	Hungary — 1.7%
56	OTP Bank Nyrt. ADR (e)	5,774
11	Richter Gedeon Nyrt. ADR (e)	2,280
		8,054
	India — 8.3%
838	Bharti Airtel Ltd. (a)	16,418
133	Hero Honda Motors Ltd.	2,216
362	Housing Development Finance Corp.	14,520
104	Infosys Technologies Ltd.	5,158
		38,312
	Indonesia — 2.3%
5,424	Bank Rakyat Indonesia	3,103
116	Telekomunikasi Indonesia TBK PT ADR	5,342
3,904	Unilever Indonesia TBK PT	2,410
		10,855
	Israel — 1.9%
235	Teva Pharmaceutical Industries Ltd. ADR	9,012
	Malaysia — 0.8%
287	British American Tobacco Malaysia BHD	3,855
	Mexico — 8.8%
403	America Movil S.A. de C.V., Series L ADR	21,185
112	Fomento Economico Mexicano S.A. de C.V. ADR	12,069
1,787	Grupo Financiero Banorte S.A. de C.V.	7,771
		41,025
	Russia — 5.5%
56	Mobile Telesystems OJSC ADR	3,095
102	OAO Gazprom ADR	3,978
21	OAO Gazprom ADR	818
3	Sberbank (a)	13,176
46	Vimpel-Communications ADR (a)	4,420
		25,487
	South Africa — 12.3%
1,184	African Bank Investments Ltd. (c)	5,677
2,163	FirstRand Ltd.	7,647
339	Impala Platinum Holdings Ltd.	10,934
118	Imperial Holdings Ltd.	2,654
413	Massmart Holdings Ltd.	5,717
814	MTN Group Ltd.	11,872
2,256	Network Healthcare Holdings Ltd. (a) (c)	4,729
2,234	Steinhoff International Holdings Ltd. (c)	7,868
		57,098
	South Korea — 16.5%
187	Hana Financial Group, Inc.	9,753
53	Hyundai Mobis	4,268
74	Hyundai Motor Co.	4,709
38	Kookmin Bank	3,419
268	KT&G Corp. GDR (e)	9,649
23	POSCO	9,562
28	Samsung Electronics Co., Ltd.	16,900
22	Shinsegae Co., Ltd.	14,746
139	SK Telecom Co., Ltd. ADR	3,442
		76,448

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued (l)
	Taiwan — 5.2%
1,643	HON HAI Precision Industry Co., Ltd.	10,837
493	President Chain Store Corp.	1,264
3,038	Taiwan Semiconductor Manufacturing Co., Ltd.	6,185
557	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,866
		24,152
	Turkey — 2.5%
373	Akbank TAS	2,684
138	Anadolu Efes Biracilik Ve Malt Sanayii AS	4,662
342	Migros Turk TAS (a)	4,005
		11,351
	United Kingdom — 0.9%
76	Anglo American plc	4,030
	Total Common Stocks (Cost $262,811)	437,328
	Preferred Stocks — 3.4%
	Brazil — 2.4%
286	Banco Itau Holding Financeira S.A.	11,121
	South Korea — 1.0%
10	Samsung Electronics Co., Ltd.	4,705
	Total Preferred Stocks (Cost $9,690)	15,826
	Total Long-Term Investments (Cost $272,501)	453,154

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 2.8%
	Repurchase Agreements — 2.7%
2,627	Banc of America Securities LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $2,627, collateralized by U.S. Government Agency Mortgages	2,627
2,500	Bear Stearns Cos., Inc., 5.31%, dated 04/30/07, due 05/01/07, repurchase price $2,500, collateralized by U.S. Government Agency Mortgages	2,500
2,500	Credit Suisse First Boston LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $2,500, collateralized by U.S. Government Agency Mortgages	2,500
2,500	HSBC Securities, Inc., 5.22%, dated 04/30/07, due 05/01/07, repurchase price $2,500, collateralized by U.S. Government Agency Mortgages	2,500
2,500	Lehman Brothers, Inc., 5.32%, dated 04/30/07, due 05/01/07, repurchase price $2,500, collateralized by U.S. Government Agency Mortgages	2,500
		12,627
	Time Deposit — 0.1%
400	Northern Rock plc, 5.32%, 05/15/07	400
	Total Investments of Cash Collateral for Securities on Loan (Cost $13,027)	13,027
	Total Investments — 100.4% (Cost $285,528)	466,181
	Liabilities in Excess of Other Assets — (0.4)%	(1,638)
	NET ASSETS — 100.0%	$464,543

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   25

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Wireless Telecommunication Services	18.8%
Commercial Banks	14.9
Metals & Mining	10.0
Oil, Gas & Consumable Fuels	7.6
Semiconductors & Semiconductor Equipment	7.4
Food & Staples Retailing	5.7
Beverages	5.6
Thrifts & Mortgage Finance	3.2
Tobacco	3.0
Diversified Financial Services	2.9
Pharmaceuticals	2.5
Electronic Equipment & Instruments	2.4
Specialty Retail	2.3
Household Durables	1.7
Automobiles	1.5
Energy Equipment & Services	1.5
Construction & Engineering	1.2
Diversified Telecommunication Services	1.2
IT Services	1.1
Health Care Providers & Services	1.0
Other (less than 1.0%)	4.5

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.6% (l)
	Common Stocks — 99.6%
	Argentina — 0.0% (g)
55	IMPSAT Fiber Networks, Inc. (a) (f) (i)	—	(h)
	Australia — 1.5%
2,611	BHP Billiton Ltd.	63,739
	Belgium — 1.9%
1,338	Dexia S.A. (c)	43,653
871	Fortis	39,132
		82,785
	Brazil — 2.6%
1,661	Cia Vale do Rio Doce ADR	67,460
443	Petroleo Brasileiro S.A. ADR	44,877
		112,337
	Finland — 1.5%
2,588	Nokia OYJ (a) (c)	65,276
	France — 15.1%
433	Accor S.A. (c)	40,823
1,794	AXA S.A. (c)	82,376
619	BNP Paribas (c)	71,791
674	Cie de Saint-Gobain (c)	71,925
450	Imerys S.A. (c)	43,024
390	Lafarge S.A. (c)	63,382
216	Pernod-Ricard S.A. (c)	45,994
730	Sanofi-Aventis (c)	66,813
2,253	Total S.A. (c)	166,073
		652,201
	Germany — 4.6%
228	BASF AG (c)	27,160
1,589	Deutsche Post AG (c)	54,645
189	Linde AG (c)	21,225
546	SAP AG (c)	26,222
556	Siemens AG	67,113
		196,365
	Hong Kong — 1.2%
4,414	Esprit Holdings Ltd.	53,497
	Ireland — 0.8%
1,366	Bank of Ireland	29,327
229	Bank of Ireland	4,908
		34,235
	Italy — 5.5%
3,751	ENI S.p.A.	124,392
5,432	Intesa Sanpaolo S.p.A. (a) (c)	45,512
6,693	UniCredito Italiano S.p.A. (c)	68,764
		238,668
	Japan — 19.2%
1,130	Astellas Pharma, Inc.	49,423
4,279	Bank of Yokohama Ltd. (The)	31,327
1,000	Canon, Inc.	56,125
993	Daikin Industries Ltd.	33,563
190	Hirose Electric Co., Ltd. (c)	23,121
1,472	Honda Motor Co., Ltd.	50,561
2,665	Mitsubishi Corp.	56,797
5	Mitsubishi UFJ Financial Group, Inc.	57,128
1,740	Mitsui Fudosan Co., Ltd.	50,790
4	Mizuho Financial Group, Inc.	24,191
618	Nidec Corp. (c)	38,995
1,831	Nissan Motor Co., Ltd.	18,413
699	Nitto Denko Corp. (c)	30,828
1,257	Nomura Holdings, Inc.	24,015
1,302	Seven & I Holdings Co., Ltd.	37,544
715	Shin-Etsu Chemical Co., Ltd.	46,174
264	SMC Corp.	33,698
1,105	Sony Corp. (c)	58,772
3,207	Sumitomo Corp.	54,923
6	Sumitomo Mitsui Financial Group, Inc. (c)	49,997
		826,385
	Mexico — 0.5%
203	Fomento Economico Mexicano S.A.B. de C.V. ADR	21,851
	Netherlands — 4.2%
1,308	ING Groep N.V. CVA (c)	59,573
1,189	Koninklijke Philips Electronics N.V. (c)	48,834
1,877	Reed Elsevier N.V. (c)	35,287
1,293	Wolters Kluwer N.V. (c)	38,312
9	World Online International N.V. (a) (f) (i)	—	(h)
		182,006
	South Korea — 0.8%
4	Samsung Electronics Co., Ltd. GDR (e)	1,283
108	Samsung Electronics Co., Ltd. GDR (e)	33,355
		34,638

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   27

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued (l)
	Spain — 2.3%
668	Altadis S.A. (c)	43,625
2,394	Banco Bilbao Vizcaya Argentaria S.A. (c)	57,236
		100,861
	Sweden — 1.5%
16,815	Telefonaktiebolaget LM Ericsson, Class B (c)	64,254
	Switzerland — 12.5%
1,957	ABB Ltd. (c)	39,110
541	Adecco S.A. (c)	37,225
528	Holcim Ltd. (c)	56,532
209	Nestle S.A. (c)	82,568
1,373	Novartis AG	79,781
431	Roche Holding AG	81,091
1,646	UBS AG (c)	106,999
187	Zurich Financial Services AG (c)	54,160
		537,466
	United Kingdom — 23.9%
5,600	Barclays plc	80,849
3,192	BG Group plc	45,993
575	British Land Co. plc	16,791
2,450	Burberry Group plc	33,665
3,801	Centrica plc	29,287
3,354	GlaxoSmithKline plc	96,742
1,713	HSBC Holdings plc	31,598
6,179	HSBC Holdings plc	113,448
2,966	ICAP plc	29,852
6,851	Kingfisher plc	37,099
2,795	Man Group plc	31,293
1,361	Schroders plc	34,834
2,987	Smith & Nephew plc	37,267
2,388	Standard Chartered plc	73,808
10,741	Tesco plc	98,768
266	TI Automotive Ltd., Class A (a) (f) (i)	—	(h)
32,237	Vodafone Group plc	91,714
5,673	Wm Morrison Supermarkets plc	34,602
2,607	Wolseley plc	62,723
3,476	WPP Group plc	51,464
		1,031,797
	Total Long-Term Investments (Cost $2,921,748)	4,298,361

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 21.9%
	Certificates of Deposit — 9.8%
43,999	Bank of Nova Scotia, New York, FRN, 5.29%, 05/21/07	43,999
16,000	Barclays, New York, FRN, 5.33%, 06/06/07	16,000
37,196	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	37,196
25,000	CIC, New York, FRN, 5.34%, 05/29/07	25,000
25,000	Comerica, FRN, 5.30%, 08/24/07	25,000
7,275	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	7,275
24,998	Dexia Bank, New York, FRN, 5.32%, 09/28/07	24,998
39,818	Monte de Pasch, London, 5.30%, 05/21/07	39,818
	Natexis Banques Populaires, New York,
30,000	FRN, 5.34%, 08/07/07	30,000
3,000	FRN, 5.37%, 01/28/08	3,000
12,499	FRN, 5.39%, 01/09/08	12,499
40,000	Norinchukin Bank, New York, 5.32%, 06/05/07	40,000
32,026	Skandia, New York, FRN, 5.33%, 08/27/07	32,026
11,499	Societe Generale, New York, FRN, 5.31%, 06/20/07	11,499
39,999	Sun Trust Bank, Atlanta, FRN, 5.31%, 06/28/07	39,999
36,000	Toronto Dominion, New York, FRN, 5.32%, 05/29/07	36,000
		424,309
	Commercial Paper — 0.2%
5,974	Bavaria TRR Corp., 5.32%, 05/01/07	5,974
	Repurchase Agreements — 5.9%
5,896	Bank of America Securities LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $5,897, collateralized by U.S. Government Agency Mortgages	5,896
100,000	Bear Stearns Cos., Inc., 5.31%, dated 04/30/07, due 05/01/07, repurchase price $100,015, collateralized by U.S. Government Agency Mortgages	100,000
150,000	Credit Suisse First Boston LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $150,022, collateralized by U.S. Government Agency Mortgages	150,000
		255,896
	Time Deposits — 6.0%
40,000	Den Norske, Grand Cayman, 5.32%, 05/15/07	40,000
40,000	HSBC, Toronto, 5.35%, 08/23/07	40,000
40,000	ING Bank NV, Seoul, 5.33%, 05/14/07	40,000
25,000	KBC, Dublin, 5.31%, 07/31/07	25,000
33,000	Lehman Brothers Bankhaus AG, FRN, 5.34%, 12/11/07	33,000

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Time Deposits — Continued
13,500	Northern Rock plc, 5.32%, 05/15/07	13,500
6,000	Sun Trust Bank, Atlanta, FRN, 5.33%, 07/30/07	6,000
40,000	Svenska, Stockholm, 5.31%, 05/14/07	40,000
21,000	Ulster Bank, Ireland Ltd., FRN, 5.31%, 06/04/07	21,000
		258,500
	Total Investments of Cash Collateral for Securities on Loan (Cost $944,679)	944,679
	Total Investments — 121.5% (Cost $3,866,427)	5,243,040
	Liabilities in Excess of Other Assets — (21.5)%	(927,673)
	NET ASSETS — 100.0%	$4,315,367

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	18.2%
Oil, Gas & Consumable Fuels	8.9
Pharmaceuticals	8.7
Capital Markets	5.3
Trading Companies & Distributors	4.1
Food & Staples Retailing	4.0
Construction Materials	3.8
Insurance	3.2
Metals & Mining	3.0
Communications Equipment	3.0
Chemicals	2.9
Media	2.9
Household Durables	2.5
Building Products	2.5
Diversified Financial Services	2.3
Wireless Telecommunication Services	2.1
Specialty Retail	2.1
Food Products	1.9
Automobiles	1.6
Beverages	1.6
Industrial Conglomerates	1.6
Electronic Equipment & Instruments	1.4
Office Electronics	1.3
Air Freight & Logistics	1.3
Real Estate Management & Development	1.2
Tobacco	1.0
Other (less than 1.0%)	7.6

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   29

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.3% (l)
	Common Stocks — 98.1%
	Argentina — 0.5%
112	BBVA Banco Frances S.A.	435
7	BBVA Banco Frances S.A. ADR	82
34	Grupo Financiero Galicia S.A. ADR (a)	353
482	Petrobras Energia Participaciones S.A., Class B (a)	502
16	Siderar SAIC, Class A	108
44	Telecom Argentina S.A. ADR (a)	993
232	Tenaris S.A.	5,316
125	Transportadora de Gas del Sur S.A., Class B (a)	175
8	YPF S.A., Class D	341
		8,305
	Australia — 3.9%
40	ABC Learning Centres Ltd. (c)	230
28	AGL Energy Ltd. (c)	360
38	Alinta Ltd. (c)	473
91	Alumina Ltd. (c)	539
68	Amcor Ltd.	418
143	AMP Ltd. (c)	1,266
13	Ansell Ltd. (c)	117
18	APN News & Media Ltd. (c)	90
26	Aristocrat Leisure Ltd. (c)	362
13	ASX Ltd.	532
139	Australia & New Zealand Banking Group Ltd.	3,507
68	AXA Asia Pacific Holdings Ltd.	415
18	Babcock & Brown Ltd. (c)	432
272	BHP Billiton Ltd.	6,652
18	Billabong International Ltd.	247
56	BlueScope Steel Ltd. (c)	556
44	Boral Ltd. (c)	309
10	Caltex Australia Ltd.	209
68	Centro Properties Group (c)	530
109	CFS Retail Property Trust	208
31	Challenger Financial Services Group Ltd. (c)	135
41	Coca-Cola Amatil Ltd. (c)	322
4	Cochlear Ltd. (c)	202
93	Coles Myer Ltd. (c)	1,334
100	Commonwealth Bank of Australia	4,368
123	Commonwealth Property Office Fund, Unit	147
47	Computershare Ltd. (c)	407
15	CSL Ltd.	1,085
69	CSR Ltd. (c)	210
177	DB RREEF Trust (c)	263
38	Downer EDI Ltd. (c)	237
157	Foster’s Group Ltd.	831
56	Futuris Corp., Ltd.	112
76	Goodman Fielder Ltd.	151
145	GPT Group	595
46	Harvey Norman Holdings Ltd. (c)	194
16	Iluka Resources Ltd. (c)	78
64	ING Industrial Fund, Unit	128
130	Insurance Australia Group Ltd. (c)	642
110	Investa Property Group (c)	242
81	John Fairfax Holdings Ltd. (c)	348
10	Leighton Holdings Ltd. (c)	298
33	Lend Lease Corp., Ltd. (c)	545
20	Lion Nathan Ltd. (c)	149
55	Macquarie Airports	180
21	Macquarie Bank Ltd.	1,502
20	Macquarie Communications Infrastructure Group (c)	110
102	Macquarie Goodman Group	600
200	Macquarie Infrastructure Group (c)	626
129	Macquarie Office Trust, Unit (c)	172
74	Mirvac Group	320
52	Multiplex Group (c)	201
126	National Australia Bank Ltd.	4,482
29	Newcrest Mining Ltd.	566
48	OneSteel Ltd.	229
25	Orica Ltd.	641
63	Origin Energy Ltd. (c)	476
42	Pacific Brands Ltd.	113
30	Paladin Resources Ltd. (a)	238
36	PaperlinX Ltd.	117
3	Perpetual Trustees Australia Ltd. (c)	207
15	Publishing & Broadcasting Ltd.	256
69	Qantas Airways Ltd.	304
64	QBE Insurance Group Ltd.	1,623
73	Rinker Group Ltd.	1,122
21	Rio Tinto Ltd. (c)	1,467
45	Santos Ltd. (c)	417
18	Sonic Healthcare Ltd. (c)	218
107	Stockland	762
70	Suncorp-Metway Ltd., Class L	1,248
59	Sydney Roads Group (c)	70
45	Symbion Health Ltd.	154
40	TABCORP Holdings Ltd. (c)	599
99	Tattersall’s Ltd. (c)	422
330	Telstra Corp., Ltd.	1,274

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Australia — Continued
46		Toll Holdings Ltd.	844
63		Transurban Group	419
31		Wesfarmers Ltd.	1,010
113		Westfield Group	1,953
144		Westpac Banking Corp.	3,211
35		Woodside Petroleum Ltd.	1,147
95		Woolworths Ltd. (c)	2,227
12		WorleyParsons Ltd. (c)	276
36		Zinifex Ltd.	497
			62,775
		Austria — 1.7%
2		Andritz AG	551
2		Bank Austria Creditanstalt AG	412
14		Boehler-Uddeholm AG (c)	1,352
6		BWIN Interactive Entertainment AG (a) (c)	264
55		Erste Bank der Oesterreichischen Sparkassen AG (c)	4,403
4		Flughafen Wien AG (c)	407
68		Immoeast Immobilien Anlagen AG (a)	958
132		IMMOFINANZ Immobilien Anlagen AG (a)	2,149
2		Mayr-Melnhof Karton AG (c)	471
82		Meinl European Land Ltd. (a)	2,385
55		OMV AG	3,460
12		Raiffeisen International Bank Holding AG (c)	1,639
9		RHI AG (a) (c)	486
119		Telekom Austria AG	3,373
26		Verbund — Oesterreichische Elektrizitaetswirtschafts AG, Class A	1,348
21		Voestalpine AG (c)	1,438
10		Wiener Staedtische Allgemeine Versicherung AG	753
22		Wienerberger AG (a) (c)	1,568
			27,417
		Belgium — 1.8%
17		AGFA-Gevaert N.V. (c)	399
4		Bekaert S.A. (c)	587
22		Belgacom S.A.	973
2		Colruyt S.A.	452
1		Compagnie Maritime Belge S.A.	49
2		Cumerio	68
—	(h)	D’Ieteren S.A.	175
14		Delhaize Group (c)	1,391
94		Dexia	3,061
2		Euronav N.V. (c)	53
206		Fortis	9,236
13		Groupe Bruxelles Lambert S.A. (c)	1,522
33		InBev N.V. (c)	2,550
34		KBC Groupe N.V. (c)	4,459
7		Mobistar S.A. (c)	585
1		Omega Pharma S.A.	87
10		Solvay S.A., Class A (c)	1,547
24		UCB S.A. (c)	1,422
6		Umicore S.A. (c)	1,201
			29,817
		Bermuda — 0.1%
9		Frontline Ltd. (c)	353
56		SeaDrill Ltd. (a) (c)	910
			1,263
		Brazil — 0.1%
12,479		Centrais Eletricas Brasileiras S.A. (a)	283
12		Cia Vale do Rio Doce	492
54		Petroleo Brasileiro S.A.	1,386
			2,161
		Chile — 0.6%
2,501		Banco Santander Chile S.A.	120
148		Cia de Telecomunicaciones de Chile S.A. ADR	1,342
33		Compania Cervecerias Unidas S.A. ADR	1,160
1,072		Distribucion y Servicio D&S, S.A.	422
24		Embotelladora Andina S.A. ADR	482
446		Empresa Nacional de Electricidad S.A.	726
4		Empresas CMPC S.A.	150
28		Empresas COPEC S.A.	409
202		Enersis S.A. ADR	3,834
979		Masisa S.A.	242
20		Masisa S.A. ADR	239
75		SACI Falabella	368
			9,494
		China — 0.4%
61		BYD Co., Ltd., Class H (a)	374
1,030		China Construction Bank, Class H (e)	623
234		China Life Insurance Co., Ltd.	722
375		Datang International Power Generation Co., Ltd., Class H	429
123		Foxconn International Holdings Ltd. (a) (c)	369
314		Huaneng Power International, Inc., Class H	317
1,067		PetroChina Co., Ltd., Class H	1,198
171		Semiconductor Manufacturing International Corp. (a) (c)	25

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   31

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		China — Continued
1,903		Sinopec Yizheng Chemical Fibre Co., Ltd., Class H (a) (c)	701
1,583		Yanzhou Coal Mining Co., Ltd., Class H (c)	1,620
995		Zhejiang Expressway Co., Ltd.	814
			7,192
		Denmark — 1.4%
—	(h)	AP Moller - Maersk A/S	2,293
3		Bang & Olufsen A/S (c)	386
8		Carlsberg A/S, Class B (c)	946
6		Codan A/S (c)	569
6		Coloplast A/S, Class B (c)	476
9		Danisco A/S (c)	708
99		Danske Bank A/S	4,622
4		DSV A/S (c)	841
3		East Asiatic Co., Ltd. (c)	162
6		FLSmidth & Co. A/S, Class B (c)	472
42		GN Store Nord (a)	479
10		H Lundbeck A/S	231
9		Jyske Bank (a)	735
3		NKT Holding A/S	256
46		Novo-Nordisk A/S, Class B	4,501
9		Novozymes A/S, Class B (c)	992
10		Sydbank A/S	532
3		Topdanmark A/S (a)	503
5		TrygVesta AS (c)	462
41		Vestas Wind Systems A/S (a)	2,651
5		William Demant Holding (a)	448
			23,265
		Finland — 0.9%
14		Elisa OYJ, Class A	396
34		Fortum OYJ (c)	1,040
9		Kesko OYJ, Class B	650
9		Metso OYJ (c)	509
5		Neste Oil OYJ	176
233		Nokia OYJ (a)	5,881
49		Nokia OYJ ADR (a)	1,230
6		Nokian Renkaat OYJ (c)	176
7		Outokumpu OYJ (c)	244
9		Rautaruukki OYJ	472
28		Sampo OYJ, Class A (c)	885
30		Stora Enso OYJ, Class R	545
7		Tietoenator OYJ (c)	227
40		UPM-Kymmene OYJ	977
8		Wartsila OYJ, Class B	532
			13,940
		France — 9.9%
24		Accor S.A.	2,227
14		Air France-KLM	692
13		Air Liquide (c)	3,325
289		Alcatel-Lucent (a) (c)	3,820
14		Alstom (a)	2,079
6		Atos Origin S.A. (a)	398
193		AXA S.A.	8,871
99		BNP Paribas	11,495
23		Bouygues S.A. (c)	1,811
10		Business Objects S.A. (a) (c)	357
17		Cap Gemini S.A. (c)	1,287
72		Carrefour S.A. (c)	5,515
6		Casino Guichard Perrachon S.A.	689
37		Cie de Saint-Gobain	3,919
12		Cie Generale d’Optique Essilor International S.A.	1,420
8		CNP Assurances	957
19		Compagnie Generale des Etablissements Michelin, Class B (c)	2,391
76		Credit Agricole S.A.	3,199
8		Dassault Systemes S.A. (c)	450
204		France Telecom S.A.	5,976
20		Gaz de France (c)	924
3		Gecina S.A.	508
28		Groupe Danone (c)	4,585
8		Hermes International	1,086
2		Imerys S.A. (c)	234
3		Klepierre (c)	573
33		L’Oreal S.A. (c)	3,920
17		Lafarge S.A. (c)	2,741
18		Lagardere S.C.A. (c)	1,448
29		LVMH Moet Hennessy Louis Vuitton S.A. (c)	3,400
11		M6-Metropole Television (a) (c)	388
3		Neopost S.A.	383
10		PagesJaunes Groupe S.A. (c)	239
11		Pernod-Ricard S.A. (c)	2,339
15		Peugeot S.A. (c)	1,231
8		PPR	1,339
13		Publicis Groupe	622
23		Renault S.A.	3,017
21		Safran S.A. (c)	503

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	France — Continued
121	Sanofi-Aventis (c)	11,088
7	SCOR	195
29	Schneider Electric S.A. (c)	4,095
6	Societe BIC S.A.	472
2	Societe Des Autoroutes Paris-Rhin-Rhone (c)	160
43	Societe Generale (c)	9,215
13	Societe Television Francaise 1 (c)	430
9	Sodexho Alliance S.A.	733
92	Suez S.A. (c)	5,259
26	Suez S.A.	1,458
246	Suez S.A. VVRP (a)	3
14	Technip S.A. (c)	1,123
12	Thales S.A.	722
27	Thomson S.A. (c)	526
257	Total S.A. (c)	18,920
778	Total S.A. VVRP (a)	11
6	Unibail	1,693
7	Valeo S.A. (c)	403
6	Vallourec	1,570
31	Veolia Environnement (c)	2,566
24	Vinci S.A. (c)	3,927
145	Vivendi S.A. (c)	5,988
5	Zodiac S.A. (c)	414
		161,329
	Germany — 14.4%
48	Adidas AG (c)	2,826
95	Allianz SE (c)	21,600
14	Altana AG (c)	1,069
1	AXA Konzern AG	237
109	BASF AG (c)	12,972
157	Bayer AG (c)	10,773
20	Beiersdorf AG	1,460
11	Bilfinger Berger AG	1,055
17	Celesio AG	1,207
136	Commerzbank AG (c)	6,764
29	Continental AG (c)	3,979
204	DaimlerChrysler AG (c)	16,480
116	Deutsche Bank AG	17,805
22	Deutsche Boerse AG	5,176
45	Deutsche Lufthansa AG	1,335
161	Deutsche Post AG	5,532
19	Deutsche Postbank AG	1,876
641	Deutsche Telekom AG (c)	11,734
5	Douglas Holding AG	308
139	E.ON AG (c)	20,882
14	Fresenius Medical Care AG & Co. KGaA	2,106
13	Heidelberger Druckmaschinen (c)	634
10	Hochtief AG	1,068
31	Hypo Real Estate Holding AG	2,065
164	Infineon Technologies AG (a)	2,546
19	IVG Immobilien AG	875
12	KarstadtQuelle AG (a)	462
25	Linde AG	2,770
29	MAN AG (c)	3,886
13	Merck KGaA	1,731
36	Metro AG	2,793
11	MLP AG (c)	285
46	Muenchener Rueckversicherungs AG, Class R	8,215
7	Premiere AG (a)	149
3	Puma Rudolf Dassler Sport AG	1,382
6	Rheinmetall AG (c)	571
101	RWE AG (c)	10,722
10	Salzgitter AG	1,640
201	SAP AG (c)	9,660
185	Siemens AG	22,336
7	SolarWorld AG (c)	568
18	Sudzucker AG (c)	368
81	ThyssenKrupp AG	4,331
46	TUI AG	1,252
37	Volkswagen AG (c)	5,652
5	Wincor Nixdorf AG	448
		233,585
	Gibraltar — 0.0% (g)
32	PartyGaming plc (a)	31
	Greece — 1.2%
81	Alpha Bank AE	2,455
29	Coca Cola Hellenic Bottling Co. S.A.	1,249
26	Cosmote Mobile Telecommunications S.A.	802
40	EFG Eurobank Ergasias S.A.	1,646
1	Emporiki Bank of Greece S.A. (a)	19
7	Folli Follie S.A.	292
24	Hellenic Petroleum S.A.	360
23	Hellenic Technodomiki Tev S.A.	313
57	Hellenic Telecommunications Organization S.A. (a)	1,629
22	Intracom S.A. (a)	126
73	National Bank of Greece S.A.	4,100
42	OPAP S.A.	1,571

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   33

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Greece — Continued
51		Piraeus Bank S.A.	1,841
30		Public Power Corp. GDR (a) (e)	783
17		Titan Cement Co. S.A.	940
37		Viohalco	628
			18,754
		Hong Kong — 1.0%
32		ASM Pacific Technology	202
88		Bank of East Asia Ltd.	540
217		BOC Hong Kong Holdings Ltd.	532
54		Cathay Pacific Airways Ltd. (c)	140
29		Cheung Kong Infrastructure Holdings Ltd.	104
92		Cheung Kong Ltd.	1,194
252		China Mobile Ltd.	2,269
—	(h)	China Mobile Ltd. ADR	21
8		Citic Pacific Ltd.	29
107		CLP Holdings Ltd.	784
12		Denway Motors Ltd.	5
62		Esprit Holdings Ltd.	747
90		Giordano International Ltd.	43
169		Hang Lung Properties Ltd. (c)	501
45		Hang Seng Bank Ltd. (c)	634
53		Henderson Land Development Co., Ltd. (c)	317
214		Hong Kong & China Gas (c)	509
64		Hong Kong Exchanges and Clearing Ltd.	608
82		HongKong Electric Holdings	410
35		Hopewell Holdings	152
124		Hutchison Telecommunications International Ltd. (a)	253
125		Hutchison Whampoa Ltd.	1,206
33		Hysan Development Co., Ltd.	87
99		Johnson Electric Holdings Ltd. (c)	60
34		Kerry Properties Ltd. (c)	167
33		Kingboard Chemicals Holdings Ltd.	154
64		Lenovo Group Ltd.	25
132		Li & Fung Ltd.	411
50		Melco International Development	97
90		MTR Corp.	220
185		New World Development Co., Ltd.	434
89		Noble Group Ltd. (c)	92
16		Orient Overseas International Ltd.	133
212		PCCW Ltd.	131
108		Shangri-La Asia Ltd.	264
50		Shun TAK Holdings Ltd.	70
84		Sino Land Co.	177
86		Solomon Systech International Ltd.	13
81		Sun Hung Kai Properties Ltd.	941
54		Swire Pacific Ltd., Class A	621
1		Tan Chong International Ltd.	—
49		Techtronic Industries Co.	65
18		Television Broadcasts Ltd.	117
52		Texwinca Holdings Ltd.	37
74		Wharf Holdings Ltd.	274
13		Wing Hang Bank Ltd.	149
43		Yue Yuen Industrial Holdings (c)	148
			16,087
		Hungary — 0.6%
172		Magyar Telekom Rt.	998
25		MOL Hungarian Oil and Gas Nyrt.	3,076
91		OTP Bank Nyrt.	4,607
5		Richter Gedeon Nyrt.	1,035
			9,716
		India — 0.6%
20		Bajaj Auto Ltd. GDR	1,202
13		Grasim Industries Ltd. GDR (e)	797
325		Gujarat Ambuja Cements Ltd. GDR	931
90		Hindalco Industries Ltd. GDR (e)	319
11		ICICI Bank Ltd. ADR	440
14		Infosys Technologies Ltd.	691
222		ITC Ltd. GDR	852
35		Larsen & Toubro Ltd. GDR	1,441
23		Mahanagar Telephone Nigam ADR	161
47		Ranbaxy Laboratories Ltd. GDR	427
—	(h)	Reliance Energy Ltd. (e)	14
8		Reliance Industries Ltd. GDR (e)	573
25		Satyam Computer Services Ltd.	285
96		United Phosphorus Ltd. ADR	770
			8,903
		Ireland — 1.1%
111		Allied Irish Banks plc	3,349
138		Bank of Ireland	2,952
42		C&C Group plc	699
69		CRH plc	3,009
19		DCC plc	628
81		Depfa Bank plc	1,490
43		Elan Corp. plc (a)	597
23		Elan Corp. plc ADR (a)	320
54		Experian Group Ltd.	609

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Ireland — Continued
16		Grafton Group plc, Unit (a)	240
119		Independent News & Media plc	556
28		Irish Life & Permanent plc	751
18		Kerry Group plc, Class A	527
22		Kingspan Group plc	612
21		Iaws Group plc	520
35		Ryanair Holdings plc (a)	287
4		Total Produce plc (a)	4
			17,150
		Israel — 0.6%
228		Bank Hapoalim Ltd.	1,187
123		Bank Leumi Le-Israel BM	463
42		Clal Industries and Investments	270
43		ECI Telecom Ltd. (a)	360
—	(h)	Elco Holdings Ltd.	—	(h)
—	(h)	Industrial Buildings Corp.	—	(h)
302		Israel Chemicals Ltd.	2,303
—	(h)	Israel Corp. Ltd. (The)	202
—	(h)	Koor Industries Ltd. (a)	—	(h)
13		Koor Industries Ltd. ADR (a)	162
151		Makhteshim-Agan Industries Ltd.	1,098
85		Migdal Insurance Holdings Ltd.	139
—	(h)	Osem Investment Ltd.	—	(h)
36		Teva Pharmaceutical Industries Ltd.	1,378
67		Teva Pharmaceutical Industries Ltd. ADR	2,566
			10,128
		Italy — 8.4%
122		Alleanza Assicurazioni S.p.A. (c)	1,716
47		Arnoldo Mondadori Editore S.p.A.	512
245		Assicurazioni Generali S.p.A.	11,246
27		Autogrill S.p.A.	537
65		Autostrade S.p.A.	2,143
219		Banca Intesa S.p.A. (a)	1,762
264		Banca Monte dei Paschi di Siena S.p.A. (c)	1,784
119		Banca Popolare di Milano Scrl (c)	1,993
140		Banche Popolari Unite Scpa	4,238
89		Banco Popolare di Verona e Novara Scrl (c)	2,975
26		Benetton Group S.p.A. (c)	444
46		Bulgari S.p.A.	698
423		Capitalia S.p.A. (c)	4,027
77		Edison S.p.A. (c)	230
1,131		Enel S.p.A. (c)	12,854
660		ENI S.p.A.	21,874
135		Fiat S.p.A. (a) (c)	3,965
69		Finmeccanica S.p.A.	2,128
17		Fondiaria-Sai S.p.A. (c)	874
59		Gruppo Editoriale L’Espresso S.p.A. (c)	307
1,853		Intesa Sanpaolo S.p.A. (a)	15,530
19		Italcementi S.p.A. (c)	608
9		Lottomatica S.p.A. (a)	380
33		Luxottica Group S.p.A. (c)	1,150
185		Mediaset S.p.A.	2,092
131		Mediobanca S.p.A.	3,036
70		Mediolanum S.p.A. (c)	606
664		Pirelli & C. S.p.A.	828
1,028		Seat Pagine Gialle S.p.A. (c)	670
70		Sirti S.p.A.	251
214		Snam Rete Gas S.p.A.	1,370
808		Telecom Italia Media S.p.A. (a)	373
2,753		Telecom Italia S.p.A. (c)	8,261
1,476		Telecom Italia S.p.A. RNC (c)	3,606
254		Terna Rete Elettrica Nationale S.p.A. (c)	948
59		Tiscali S.p.A. (a) (c)	218
576		UniCredito Italiano S.p.A. (a)	5,923
1,403		UniCredito Italiano S.p.A.	14,418
			136,575
		Japan — 18.6%
35		77 Bank Ltd. (The) (c)	228
—	(h)	Access Co., Ltd. (a)	77
7		Acom Co., Ltd.	250
7		Aderans Co., Ltd. (c)	159
16		Advantest Corp. (c)	710
68		Aeon Co., Ltd.	1,243
8		Aeon Credit Service Co., Ltd. (c)	127
8		Aiful Corp. (c)	207
18		Aisin Seiki Co., Ltd.	605
59		Ajinomoto Co., Inc. (c)	720
2		Alfresa Holdings Corp.	104
68		All Nippon Airways Co., Ltd.	263
22		Alps Electric Co., Ltd. (c)	226
38		Amada Co., Ltd.	426
3		Amano Corp.	39
1		Anritsu Corp.	4
4		Aoyama Trading Co., Ltd.	118
5		Arrk Corp.	58
38		Asahi Breweries Ltd.	627
96		Asahi Glass Co., Ltd. (c)	1,296
125		Asahi Kasei Corp.	887

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   35

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
4		Asatsu-DK, Inc. (c)	134
14		Asics Corp.	176
54		Astellas Pharma, Inc. (c)	2,358
2		Autobacs Seven Co., Ltd.	81
28		Bank of Kyoto Ltd. (The)	323
121		Bank of Yokohama Ltd. (The)	885
5		Benesse Corp.	196
61		Bridgestone Corp.	1,234
6		Canon Marketing Japan, Inc.	125
114		Canon, Inc.	6,401
24		Casio Computer Co., Ltd.	478
11		Central Glass Co., Ltd.	77
—	(h)	Central Japan Railway Co.	1,817
85		Chiba Bank Ltd. (The)	702
15		Chiyoda Corp. (c)	344
67		Chubu Electric Power Co., Inc. (c)	2,154
28		Chugai Pharmaceutical Co., Ltd. (c)	707
2		Circle K Sunkus Co., Ltd. (c)	41
42		Citizen Watch Co., Ltd.	377
6		Coca-Cola West Japan Co., Ltd.	124
8		COMSYS Holdings Corp.	90
16		Credit Saison Co., Ltd.	462
7		CSK Holdings Corp. (c)	251
62		Dai Nippon Printing Co., Ltd.	994
31		Daicel Chemical Industries Ltd.	211
32		Daido Steel Co., Ltd. (c)	184
9		Daifuku Co., Ltd.	113
70		Daiichi Sankyo Co., Ltd.	2,082
25		Daikin Industries Ltd.	855
20		Daimaru, Inc.	239
68		Dainippon Ink and Chemicals, Inc.	255
17		Dainippon Screen Manufacturing Co., Ltd. (c)	143
8		Daito Trust Construction Co., Ltd.	351
59		Daiwa House Industry Co., Ltd.	930
136		Daiwa Securities Group, Inc.	1,519
37		Denki Kagaku Kogyo KK	163
51		Denso Corp.	1,817
—	(h)	Dentsu, Inc. (c)	780
24		Dowa Holdings Co., Ltd.	221
—	(h)	E*Trade Securities Co., Ltd. (c)	178
—	(h)	eAccess Ltd. (c)	58
—	(h)	East Japan Railway Co.	3,098
37		Ebara Corp. (c)	191
7		EDION Corp.	103
25		Eisai Co., Ltd. (c)	1,202
16		Electric Power Development Co., Ltd.	705
11		Elpida Memory, Inc. (a) (c)	459
4		FamilyMart Co., Ltd.	113
19		Fanuc Ltd.	1,836
5		Fast Retailing Co., Ltd. (c)	332
56		Fuji Electric Holdings Co., Ltd.	260
5		FUJI SOFT, Inc.	129
—	(h)	Fuji Television Network, Inc.	197
51		FUJIFILM Holdings Corp., Ltd.	2,081
36		Fujikura Ltd. (c)	229
184		Fujitsu Ltd.	1,158
65		Fukuoka Financial Group, Inc. (a) (c)	493
63		Furukawa Electric Co., Ltd.	387
7		Glory Ltd. (c)	145
—	(h)	Goodwill Group, Inc. (The) (c)	73
44		Gunma Bank Ltd. (The)	291
31		Gunze Ltd.	179
2		Hakuhodo DY Holdings, Inc.	136
16		Hankyu Department Stores	146
121		Hankyu Hanshin Holdings, Inc. (c)	687
113		Haseko Corp. (a) (c)	373
3		Hikari Tsushin, Inc.	100
27		Hino Motors Ltd. (c)	149
3		Hirose Electric Co., Ltd. (c)	385
7		Hitachi Cable Ltd.	41
2		Hitachi Capital Corp. (c)	27
10		Hitachi Chemical Co., Ltd.	218
13		Hitachi Construction Machinery Co., Ltd.	409
5		Hitachi High-Technologies Corp.	135
375		Hitachi Ltd.	2,851
21		Hokkaido Electric Power Co., Inc.	522
117		Hokuhoku Financial Group, Inc.	380
159		Honda Motor Co., Ltd.	5,454
7		House Foods Corp.	111
42		Hoya Corp.	1,297
13		Ibiden Co., Ltd.	762
—	(h)	Index Holdings (c)	28
—	(h)	Inpex Holdings, Inc.	700
18		Isetan Co., Ltd.	297
—	(h)	Ishihara Sangyo Kaisha Ltd. (a)	—	(h)
128		Ishikawajima-Harima Heavy Industries Co., Ltd. (c)	499
7		Ito En Ltd. (c)	236
149		Itochu Corp.	1,468
2		Itochu Techno Solutions Corp.	112

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
3		Jafco Co., Ltd.	117
86		Japan Airlines Corp. (a) (c)	169
—	(h)	Japan Prime Realty Investment Corp.	150
—	(h)	Japan Real Estate Investment Corp. (c)	777
—	(h)	Japan Retail Fund Investment Corp.	382
32		Japan Steel Works Ltd. (The) (c)	377
—	(h)	Japan Tobacco, Inc.	2,320
57		JFE Holdings, Inc.	3,135
20		JGC Corp.	305
60		Joyo Bank Ltd. (The) (c)	368
30		JS Group Corp.	674
18		JSR Corp.	394
23		JTEKT Corp.	424
87		Kajima Corp. (c)	428
31		Kamigumi Co., Ltd.	276
27		Kaneka Corp.	245
77		Kansai Electric Power Co., Inc. (The)	2,145
26		Kansai Paint Co., Ltd.	210
50		Kao Corp.	1,378
17		Katokichi Co., Ltd.	108
126		Kawasaki Heavy Industries Ltd. (c)	502
54		Kawasaki Kisen Kaisha Ltd.	587
—	(h)	KDDI Corp.	2,043
46		Keihin Electric Express Railway Co., Ltd. (c)	354
56		Keio Corp.	394
34		Keisei Electric Railway Co., Ltd.	220
4		Keyence Corp.	934
13		Kikkoman Corp.	187
11		Kinden Corp.	106
162		Kintetsu Corp. (c)	482
78		Kirin Brewery Co., Ltd.	1,175
—	(h)	KK DaVinci Advisors (a)	145
282		Kobe Steel Ltd.	993
12		Kokuyo Co., Ltd. (c)	148
91		Komatsu Ltd.	2,164
3		Komori Corp.	59
11		Konami Corp. (c)	305
52		Konica Minolta Holdings, Inc.	718
2		Kose Corp.	47
121		Kubota Corp.	1,146
35		Kuraray Co., Ltd. (c)	391
12		Kurita Water Industries Ltd.	287
16		Kyocera Corp.	1,591
31		Kyowa Hakko Kogyo Co., Ltd. (c)	286
40		Kyushu Electric Power Co., Inc.	1,115
8		Lawson, Inc. (c)	309
13		Leopalace21 Corp.	410
3		Mabuchi Motor Co., Ltd.	162
12		Makita Corp. (c)	451
174		Marubeni Corp.	1,044
32		Marui Co., Ltd. (c)	386
11		Matsui Securities Co., Ltd. (c)	77
2		Matsumotokiyoshi Co., Ltd. (c)	45
199		Matsushita Electric Industrial Co., Ltd.	3,833
36		Matsushita Electric Works Ltd.	405
16		Mediceo Paltac Holdings Co., Ltd. (c)	286
23		Meiji Dairies Corp.	183
34		Meiji Seika Kaisha Ltd.	162
5		Meitec Corp.	160
74		Millea Holdings, Inc.	2,738
45		Minebea Co., Ltd.	262
116		Mitsubishi Chemical Holdings Corp.	933
137		Mitsubishi Corp.	2,910
208		Mitsubishi Electric Corp.	2,013
123		Mitsubishi Estate Co., Ltd.	3,823
39		Mitsubishi Gas Chemical Co., Inc.	335
320		Mitsubishi Heavy Industries Ltd.	1,972
13		Mitsubishi Logistics Corp.	225
123		Mitsubishi Materials Corp. (c)	601
55		Mitsubishi Rayon Co., Ltd. (c)	381
1		Mitsubishi Tokyo UFJ Financial Group, Inc.	9,279
26		Mitsubishi UFJ Securities Co., Ltd.	274
172		Mitsui & Co., Ltd. (c)	3,094
59		Mitsui Chemicals, Inc. (c)	490
63		Mitsui Engineering & Shipbuilding Co., Ltd. (c)	283
87		Mitsui Fudosan Co., Ltd.	2,531
71		Mitsui Mining & Smelting Co., Ltd. (c)	341
112		Mitsui OSK Lines Ltd.	1,413
144		Mitsui Sumitomo Insurance Co., Ltd.	1,786
74		Mitsui Trust Holdings, Inc.	670
39		Mitsukoshi Ltd. (c)	188
10		Mitsumi Electric Co., Ltd.	340
1		Mizuho Financial Group, Inc.	5,837
20		Murata Manufacturing Co., Ltd.	1,489
23		Namco Bandai Holdings, Inc. (c)	375
203		NEC Corp.	1,077
3		NEC Electronics Corp. (a) (c)	78
—	(h)	NET One Systems Co., Ltd. (c)	48
31		NGK Insulators Ltd. (c)	669
18		NGK Spark Plug Co., Ltd.	326

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   37

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
24		NHK Spring Co., Ltd.	206
25		Nichirei Corp.	147
11		Nidec Corp. (c)	685
83		Nikko Cordial Corp.	1,187
28		Nikon Corp. (c)	642
10		Nintendo Co., Ltd.	3,229
—	(h)	Nippon Building Fund, Inc. (c)	695
39		Nippon Electric Glass Co., Ltd.	667
84		Nippon Express Co., Ltd.	519
16		Nippon Kayaku Co., Ltd. (c)	129
33		Nippon Light Metal Co., Ltd.	91
15		Nippon Meat Packers, Inc. (c)	186
85		Nippon Mining Holdings, Inc.	682
128		Nippon Oil Corp.	981
—	(h)	Nippon Paper Group, Inc.	355
55		Nippon Sheet Glass Co., Ltd.	290
13		Nippon Shokubai Co., Ltd. (c)	131
632		Nippon Steel Corp.	4,079
1		Nippon Telegraph & Telephone Corp.	2,676
101		Nippon Yusen KK	869
77		Nishi-Nippon City Bank Ltd. (The)	331
40		Nishimatsu Construction Co., Ltd. (c)	124
14		Nissan Chemical Industries Ltd. (c)	159
238		Nissan Motor Co., Ltd.	2,393
28		Nisshin Seifun Group, Inc.	297
80		Nisshin Steel Co., Ltd.	324
16		Nisshinbo Industries, Inc. (c)	204
10		Nissin Food Products Co., Ltd. (c)	387
3		Nitori Co., Ltd.	155
16		Nitto Denko Corp. (c)	722
11		NOK Corp.	207
196		Nomura Holdings, Inc.	3,748
—	(h)	Nomura Real Estate Office Fund, Inc.	248
14		Nomura Research Institute Ltd.	374
45		NSK Ltd.	438
38		NTN Corp. (c)	312
—	(h)	NTT Data Corp. (c)	579
2		NTT DoCoMo, Inc.	3,236
—	(h)	NTT Urban Development Corp.	238
71		Obayashi Corp.	450
—	(h)	Obic Co., Ltd.	77
48		Odakyu Electric Railway Co., Ltd. (c)	336
69		Oji Paper Co., Ltd.	353
46		Oki Electric Industry Co., Ltd. (a) (c)	79
13		Okuma Holdings, Inc.	155
8		Okumura Corp.	45
24		Olympus Corp.	824
23		Omron Corp.	627
21		Onward Kashiyama Co., Ltd.	280
4		Oracle Corp. Japan (c)	202
6		Oriental Land Co., Ltd. (c)	353
9		Orix Corp.	2,530
210		Osaka Gas Co., Ltd.	788
8		OSG Corp.	108
1		Otsuka Corp. (c)	135
8		Park24 Co., Ltd. (c)	100
17		Pioneer Corp. (c)	219
8		Promise Co., Ltd. (c)	252
14		QP Corp. (c)	133
1		Rakuten, Inc. (c)	312
—	(h)	Resona Holdings, Inc. (c)	1,011
67		Ricoh Co., Ltd.	1,473
5		Rinnai Corp.	126
11		Rohm Co., Ltd.	976
—	(h)	Round One Corp.	74
2		Ryohin Keikaku Co., Ltd. (c)	117
1		Sanden Corp.	4
8		Sanken Electric Co., Ltd.	72
7		Sankyo Co., Ltd.	316
9		Santen Pharmaceutical Co., Ltd. (c)	244
25		Sanwa Shutter Corp.	154
175		Sanyo Electric Co., Ltd. (a) (c)	280
—	(h)	Sapporo Hokuyo Holdings, Inc.	290
37		Sapporo Holdings Ltd. (c)	266
1		SBI Holdings, Inc. (c)	279
21		Secom Co., Ltd.	966
18		Sega Sammy Holdings, Inc. (c)	412
13		Seiko Epson Corp. (c)	381
14		Seino Holdings Co., Ltd. (c)	128
55		Sekisui Chemical Co., Ltd.	426
56		Sekisui House Ltd.	831
85		Seven & I Holdings Co., Ltd.	2,460
1		SFCG Co., Ltd. (c)	104
107		Sharp Corp.	1,965
7		Shimachu Co., Ltd.	186
2		Shimamura Co., Ltd. (c)	171
9		Shimano, Inc.	300
69		Shimizu Corp. (c)	425
41		Shin-Etsu Chemical Co., Ltd.	2,641
6		Shinko Electric Industries	140

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
59		Shinko Securities Co., Ltd. (c)	268
160		Shinsei Bank Ltd.	690
30		Shionogi & Co., Ltd. (c)	586
38		Shiseido Co., Ltd. (c)	807
62		Shizuoka Bank Ltd. (The) (c)	656
102		Showa Denko KK (c)	335
15		Showa Shell Sekiyu KK	181
5		SMC Corp.	690
76		Softbank Corp. (a) (c)	1,631
72		Sojitz Corp.	273
83		Sompo Japan Insurance, Inc.	1,015
102		Sony Corp.	5,444
14		Stanley Electric Co., Ltd.	282
12		Sumco Corp.	530
23		Sumitomo Bakelite Co., Ltd.	163
148		Sumitomo Chemical Co., Ltd.	976
113		Sumitomo Corp.	1,941
74		Sumitomo Electric Industries Ltd. (c)	1,053
56		Sumitomo Heavy Industries Ltd.	574
418		Sumitomo Metal Industries Ltd.	2,124
55		Sumitomo Metal Mining Co., Ltd.	1,024
1		Sumitomo Mitsui Financial Group, Inc.	6,141
65		Sumitomo Osaka Cement Co., Ltd. (c)	190
39		Sumitomo Realty & Development Co., Ltd.	1,450
13		Sumitomo Rubber Industries, Inc.	140
2		Sumitomo Titanium Corp. (c)	171
124		Sumitomo Trust & Banking Co., Ltd. (The)	1,215
20		Suruga Bank Ltd.	239
9		Suzuken Co., Ltd.	319
24		T&D Holdings, Inc.	1,506
81		Taiheiyo Cement Corp.	349
108		Taisei Corp. (c)	374
15		Taisho Pharmaceutical Co., Ltd. (c)	292
21		Taiyo Nippon Sanso Corp.	183
12		Taiyo Yuden Co., Ltd.	264
25		Takara Holdings, Inc. (c)	184
25		Takashimaya Co., Ltd. (c)	295
95		Takeda Pharmaceutical Co., Ltd. (c)	6,190
12		Takefuji Corp. (c)	408
—	(h)	Takuma Co., Ltd.	2
24		Tanabe Seiyaku Co., Ltd.	311
13		TDK Corp.	1,090
86		Teijin Ltd. (c)	442
17		Terumo Corp.	686
14		THK Co., Ltd.	351
3		TIS, Inc.	70
89		Tobu Railway Co., Ltd. (c)	408
32		Toda Corp.	156
16		Toho Co., Ltd. (c)	311
3		Toho Titanium Co., Ltd. (c)	119
43		Tohoku Electric Power Co., Inc.	1,039
6		Tokai Rika Co., Ltd.	131
25		Tokuyama Corp. (c)	375
3		Tokyo Broadcasting System, Inc. (c)	115
129		Tokyo Electric Power Co., Inc. (The)	4,281
16		Tokyo Electron Ltd.	1,125
227		Tokyo Gas Co., Ltd.	1,140
3		Tokyo Seimitsu Co., Ltd.	107
11		Tokyo Steel Manufacturing Co., Ltd.	163
3		Tokyo Style Co., Ltd.	39
32		Tokyo Tatemono Co., Ltd.	447
114		Tokyu Corp. (c)	830
40		Tokyu Land Corp.	447
38		TonenGeneral Sekiyu KK	409
57		Toppan Printing Co., Ltd. (c)	581
132		Toray Industries, Inc.	907
312		Toshiba Corp. (c)	2,321
40		Tosoh Corp.	182
29		TOTO Ltd. (c)	277
15		Toyo Seikan Kaisha Ltd. (c)	293
7		Toyo Suisan Kaisha Ltd.	139
48		Toyobo Co., Ltd.	146
7		Toyoda Gosei Co., Ltd. (c)	162
19		Toyota Industries Corp.	909
303		Toyota Motor Corp.	18,411
24		Toyota Tsusho Corp.	578
12		Trend Micro, Inc. (c)	374
120		Ube Industries Ltd.	381
4		Uni-Charm Corp.	220
5		Uniden Corp. (c)	36
13		UNY Co., Ltd.	155
17		Ushio, Inc.	323
2		USS Co., Ltd.	104
9		Wacoal Holdings Corp. (c)	114
—	(h)	West Japan Railway Co.	810
1		Yahoo! Japan Corp.	508
13		Yakult Honsha Co., Ltd. (c)	349
10		Yamada Denki Co., Ltd.	901
16		Yamaha Corp.	365
19		Yamaha Motor Co., Ltd.	491

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   39

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
38		Yamato Holdings Co., Ltd. (c)	543
8		Yamazaki Baking Co., Ltd. (c)	71
17		Yaskawa Electric Corp.	194
22		Yokogawa Electric Corp.	325
21		Zeon Corp.	216
			301,274
		Luxembourg — 0.1%
34		Acergy S.A. (a) (c)	721
18		Arcelor	1,356
			2,077
		Mexico — 0.6%
26		Alfa S.A. de C.V., Class A	193
859		America Movil S.A. de C.V., Class L	2,251
414		Cemex S.A.B. de C.V., Unit (a)	1,344
19		Controlodora Comercial Mexicana S.A. de C.V., Unit	49
32		Fomento Economico Mexicano S.A. de C.V., Unit	343
95		Grupo Carso S.A. de C.V., Class A	376
84		Grupo Mexico S.A. de C.V., Class B	453
64		Grupo Modelo S.A. de C.V., Class C	332
121		Grupo Televisa S.A.	676
14		Industrias Penoles S.A. de C.V. (a)	169
65		Kimberly-Clark de Mexico S.A. de C.V., Class A	289
356		Telefonos de Mexico S.A. de C.V., Class A	615
612		Telefonos de Mexico S.A. de C.V., Class L	1,050
258		Wal-Mart de Mexico S.A. de C.V., Series V	1,014
			9,154
		Netherlands — 4.5%
183		ABN AMRO Holdings N.V. (c)	8,884
144		Aegon N.V. (c)	2,975
32		Akzo Nobel N.V. (c)	2,561
76		Arcelor Mittal	4,080
51		ASML Holding N.V. (a)	1,375
4		Buhrmann N.V. (c)	59
6		Corio N.V. (c)	498
2		Euronext N.V. (c)	245
9		Euronext N.V.	1,103
35		European Aeronautic Defence and Space Co., N.V. (c)	1,126
8		Fugro N.V., CVA	456
6		Getronics N.V. (a) (c)	58
67		Hagemeyer N.V. (c)	317
22		Heineken N.V.	1,172
199		ING Groep N.V. CVA (c)	9,056
37		James Hardie Industries N.V. (c)	270
150		Koninklijke Ahold N.V. (a)	1,905
13		Koninklijke DSM N.V. (c)	618
124		Koninklijke Philips (Royal) Electronics N.V. (c)	5,106
—	(h)	OCE N.V.	5
35		Qiagen N.V. (a) (c)	620
9		Randstad Holdings N.V.	675
89		Reed Elsevier N.V. (c)	1,666
7		Rodamco Europe N.V.	1,004
185		Royal Dutch Shell plc, Class A	6,436
140		Royal Dutch Shell plc, Class B	4,945
191		Royal KPN N.V. (c)	3,249
17		Royal Numico N.V. (c)	918
22		SBM Offshore N.V.	777
93		STMicroelectronics N.V.	1,809
50		TNT N.V. (c)	2,243
173		Unilever N.V.	5,270
24		Vedior N.V. CVA (c)	635
1		Wereldhave N.V.	166
33		Wolters Kluwer N.V. (c)	986
			73,268
		New Zealand — 0.5%
418		Auckland International Airport Ltd. (c)	766
111		Contact Energy Ltd.	751
96		Fisher & Paykel Appliances Holdings Ltd. (c)	251
202		Fisher & Paykel Healthcare Corp.	556
191		Fletcher Building Ltd. (c)	1,611
280		Kiwi Income Property Trust (c)	336
168		Sky City Entertainment Group Ltd. (c)	599
71		Sky Network Television Ltd.	319
751		Telecom Corp. of New Zealand Ltd. (c)	2,677
55		Tower Ltd. (a) (c)	90
90		Vector Ltd. (c)	191
41		Warehouse Group Ltd.	211
			8,358
		Norway — 1.4%
1		Aker ASA, Class A	39
18		Aker Kvaerner ASA (c)	431
162		DET Norske Oljeselskap (a) (c)	316
107		DnB NOR ASA (c)	1,526
3		Golar LNG Ltd. (a)	44
16		Hafslund ASA, Class A	387
139		Norsk Hydro ASA (c)	4,776

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Norway — Continued
26		Norske Skogindustrier ASA (c)	404
27		Ocean RIG ASA (a)	183
157		Orkla ASA (c)	2,497
440		Marine Harvest (a) (c)	470
10		Petrojarl ASA (a) (c)	121
29		Petroleum Geo-Services ASA (a)	802
34		ProSafe SE (c)	521
7		Schibsted ASA (c)	310
115		Statoil ASA (c)	3,230
46		Storebrand ASA (c)	787
22		Tandberg ASA	470
9		Tandberg Television ASA (a) (c)	161
139		Telenor ASA (c)	2,583
19		TGS Nopec Geophysical Co., ASA (a)	432
38		Tomra Systems ASA (c)	310
39		Yara International ASA	1,148
			21,948
		Philippines — 0.5%
42		Ayala Corp.	526
4,581		Ayala Land, Inc.	1,663
854		Bank of the Philippine Islands	1,148
2,589		Filinvest Land, Inc.	95
92		Manila Electric Co., Class B	138
—	(h)	Metropolitan Bank & Trust	—	(h)
1,740		Petron Corp.	196
54		Philippine Long Distance Telephone Co.	2,868
252		San Miguel Corp., Class B	386
8,046		SM Prime Holdings, Inc.	1,918
			8,938
		Portugal — 1.0%
74		Banco BPI S.A. (c)	632
651		Banco Comercial Portugues S.A. (c)	2,731
60		Banco Espirito Santo S.A.	1,210
103		Brisa-Auto Estradas de Portugal S.A. (c)	1,362
81		Cimpor Cimentos de Portugal S.A. (c)	738
639		Energias de Portugal S.A. (c)	3,496
23		Jeronimo Martins SGPS S.A. (c)	652
238		Portugal Telecom SGPS S.A. (c)	3,397
22		PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (c)	364
42		Sonae Industria SGPS S.A. (a) (c)	535
206		Sonae SGPS S.A. (a) (c)	561
			15,678
		Singapore — 0.7%
40		Allgreen Properties Ltd.	48
82		Ascendas Real Estate Investment Trust	139
77		CapitaCommercial Trust	142
115		CapitaLand Ltd. (c)	636
74		CapitaMall Trust	193
82		Chartered Semiconductor Manufacturing Ltd. (a)	77
39		City Developments Ltd. (c)	409
133		ComfortDelgro Corp., Ltd.	199
52		Cosco Corp. Singapore Ltd.	96
5		Creative Technology Ltd.	33
89		DBS Group Holdings Ltd.	1,234
68		Fraser and Neave Ltd.	239
11		Haw Par Corp., Ltd.	59
9		Jardine Cycle & Carriage Ltd.	79
—	(h)	K-REIT Asia	1
51		Keppel Corp., Ltd.	713
29		Keppel Land Ltd. (c)	167
28		Neptune Orient Lines Ltd.	65
56		Olam International Ltd	115
182		Oversea-Chinese Banking Corp.	1,071
92		Parkway Holdings Ltd. (c)	238
62		SembCorp Industries Ltd.	197
32		SembCorp Marine Ltd.	76
45		Singapore Airlines Ltd. (c)	532
62		Singapore Exchange Ltd.	297
10		Singapore Land Ltd.	68
10		Singapore Petroleum Co., Ltd. (c)	32
208		Singapore Post Ltd.	163
119		Singapore Press Holdings Ltd.	340
114		Singapore Technologies Engineering Ltd.	268
615		Singapore Telecommunications Ltd. (c)	1,334
47		SMRT Corp., Ltd.	58
104		STATS ChipPAC Ltd. (a)	125
81		Suntec Real Estate Investment Trust	108
90		United Overseas Bank Ltd. (c)	1,255
46		UOL Group Ltd. (a)	145
22		Venture Corp., Ltd.	230
34		Want Want Holdings Ltd.	68
33		Wing Tai Holdings Ltd.	72
			11,321
		South Africa — 0.6%
6		Anglo Platinum Ltd. (c)	993
6		AngloGold Ashanti Ltd.	274

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   41

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Africa — Continued
13	Barloworld Ltd.	358
12	Bidvest Group Ltd.	251
37	Edgars Consolidated Stores Ltd.	236
153	FirstRand Ltd.	540
27	Gold Fields Ltd.	483
29	Impala Platinum Holdings Ltd.	951
15	Mittal Steel South Africa Ltd.	272
67	MTN Group Ltd.	979
14	Naspers Ltd., Class N	358
14	Nedbank Group Ltd.	304
110	Sanlam Ltd.	370
14	Sappi Ltd.	248
37	Sasol Ltd.	1,270
64	Shoprite Holdings Ltd.	289
63	Standard Bank Group Ltd.	973
23	Telkom South Africa Ltd.	558
8	Tiger Brands Ltd.	216
		9,923
	South Korea — 0.5%
2	Cheil Communications, Inc.	633
9	Daelim Industrial Co.	1,007
19	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	773
10	Daishin Securities Co., Ltd. (a)	238
8	Hyundai Mobis	675
6	LG Chem Ltd.	343
8	LG Electronics, Inc.	555
4	POSCO	1,513
1	Samsung Electronics Co., Ltd.	856
8	Samsung Fire & Marine Insurance Co., Ltd.	1,495
1	Shinsegae Co., Ltd.	531
1	SK Telecom Co., Ltd.	247
		8,866
	Spain — 5.6%
47	Abertis Infraestructuras S.A. (c)	1,500
6	Acciona S.A. (c)	1,340
34	Acerinox S.A. (c)	808
38	ACS Actividades Cons y Serv	2,368
34	Altadis S.A. (c)	2,248
5	Altadis S.A.	344
8	Antena 3 de Television S.A. (a) (c)	163
585	Banco Bilbao Vizcaya Argentaria S.A.	13,991
128	Banco Popular Espanol S.A.	2,529
1,003	Banco Santander Central Hispano S.A.	18,049
36	Cintra Concesiones de Infraestructuras de Transporte S.A.	644
65	Corp. Mapfre S.A. (c)	340
17	Ebro Puleva S.A.	399
128	Endesa S.A.	6,986
10	Fomento de Construcciones y Contratas S.A. (c)	926
26	Gamesa Corp. Tecnologica S.A.	897
34	Gas Natural SDG S.A.	1,728
10	Grupo Ferrovial S.A. (c)	1,088
130	Iberdrola S.A. (c)	6,454
51	Iberia Lineas Aereas de Espana	264
41	Inditex S.A.	2,499
21	Indra Sistemas S.A.	509
23	NH Hoteles S.A. (c)	511
4	Promotora de Informaciones S.A.	89
133	Repsol YPF S.A. (c)	4,380
16	Sacyr Vallehermoso S.A. (c)	810
2	Sociedad General de Aguas de Barcelona S.A., Class A (c)	89
5	Sogecable S.A. (a) (c)	209
675	Telefonica S.A. (c)	15,170
18	Telefonica S.A. ADR	1,207
20	Union Fenosa S.A. (c)	1,097
44	Zeltia S.A. (a) (c)	380
		90,016
	Sweden — 2.0%
11	Alfa Laval AB (c)	680
20	Assa Abloy AB, Class B (c)	457
40	Atlas Copco AB, Class A (c)	1,535
20	Boliden AB, Class B (c)	507
10	D. Carnegie & Co. AB	203
23	Electrolux AB, Class B	592
1	Elekta AB, Class B (c)	18
13	Eniro AB	171
29	Getinge AB, Class B (c)	675
43	Hennes & Mauritz AB, Class B (c)	2,840
12	Hoganas AB, Class B (c)	351
4	Holmen AB, Class B	177
23	Husqvarna AB, Class B (a) (c)	417
28	Kungsleden AB (c)	457
2	Metro International S.A. SDR, Class A (a)	2
4	Metro International S.A. SDR, Class B (a)	4
3	Modern Times Group AB, Class B (a)	158
22	Nordea Bank AB	381
162	Nordea Bank AB	2,802

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Sweden — Continued
72		Sandvik AB (c)	1,375
—	(h)	SAS AB, Class B (a)	9
11		Scania AB, Class B	1,024
35		Securitas AB, Class B (c)	535
35		Securitas Direct AB, Class B (a) (c)	110
35		Securitas Systems AB, Class B (a)	130
48		Skandinaviska Enskilda Banken AB, Class A	1,765
27		Skanska AB, Class B (c)	621
29		SKF AB, Class B (c)	639
6		Ssab Svenskt Stal AB, Class A	200
10		Ssab Svenskt Stal AB, Class B	345
20		Svenska Cellulosa AB, Class B (c)	1,004
51		Svenska Handelsbanken AB, Class A (c)	1,541
12		Swedish Match AB	219
16		Tele2 AB, Class B (c)	266
1,187		Telefonaktiebolaget LM Ericsson, Class B (c)	4,536
42		Telelogic AB (a)	108
191		TeliaSonera AB (c)	1,548
8		Trelleborg AB, Class B (c)	255
52		Volvo AB, Class A	1,031
10		Volvo AB, Class A Redemption Shares	39
97		Volvo AB, Class B	1,898
19		Volvo AB, Class B Redemption Shares	72
			31,697
		Switzerland — 1.8%
53		ABB Ltd.	1,053
7		Adecco S.A. (c)	463
3		Clariant AG (a)	47
17		Compagnie Financiere Richemont AG, Class A, Unit	1,024
3		Converium Holding AG (a)	52
37		Credit Suisse Group	2,922
—	(h)	Givaudan (c)	183
4		Holcim Ltd. (c)	437
1		Kudelski S.A.	44
—	(h)	Kuoni Reisen Holding	22
3		Logitech International S.A. (a)	88
2		Lonza Group AG (Registered)	209
1		Micronas Semiconductor Holding ADR (a)	13
12		Nestle S.A. (c)	4,785
—	(h)	Nobel Biocare Holding AG	99
69		Novartis AG	4,013
—	(h)	OC Oerlikon Corp. AG (a) (c)	169
—	(h)	Phonak Holding AG	11
22		Roche Holding AG	189
1		Roche Holding AG	4,068
—	(h)	SGS S.A.	80
—	(h)	Sulzer AG	57
12		Swatch Group AG	692
13		Swiss Reinsurance (c)	1,188
1		Swisscom AG (c)	357
3		Syngenta AG (a)	693
59		UBS AG (c)	3,859
31		Xstrata plc	1,595
4		Zurich Financial Services AG	1,304
			29,716
		Taiwan — 0.5%
440		Asustek Computer, Inc.	1,004
192		Cathay Financial Holding Co., Ltd.	389
163		Chi Mei Optoelectronics Corp.	183
356		China Steel Corp.	403
2,301		Far Eastern Textile Co., Ltd.	2,093
150		Hon Hai Precision Industry Co., Ltd.	987
500		Quanta Computer, Inc.	716
1,311		Taishin Financial Holdings Co., Ltd. (a)	638
928		Taiwan Mobile Co., Ltd.	962
584		Taiwan Semiconductor Manufacturing Co., Ltd.	1,188
460		United Microelectronics Corp.	265
			8,828
		Thailand — 0.5%
200		Advance Agro pcl (a)	216
277		Advanced Information Service pcl, Class F	621
396		Bangkok Bank pcl, Class F	1,276
152		Electricity Generating pcl	470
751		Hana Microelectronics pcl, Class F	556
678		Kasikornbank pcl	1,369
750		Krung Thai Bank pcl, Class F	235
576		Nation Multimedia Group pcl (a)	159
195		PTT pcl	1,199
315		PTT Exploration & Production pcl, Class F	850
137		Siam Cement pcl	933
296		Siam Commercial Bank pcl, Class F	574
183		Thai Airways International pcl, Class F	246
			8,704
		Turkey — 0.6%
241		Akbank TAS	1,734
55		Akcansa Cimento A.S.	336

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   43

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Turkey — Continued
186	Aksigorta A.S.	862
15	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	494
38	Arcelik	282
61	Cimsa Cimento Sanayi VE Tica	429
64	Eregli Demir ve Celik Fabrikalari TAS	733
37	Ford Otomotiv Sanayi A.S.	313
38	Migros Turk TAS (a)	441
64	Trakya Cam Sanayi A.S.	180
31	Tupras Turkiye Petrol Rafine	625
54	Turkcell Iletisim Hizmet	296
157	Turkiye Garanti Bankasi A.S.	760
232	Turkiye Is Bankasi, Class C	1,097
79	Vestel Elektronik Sanayi (a)	200
201	Yapi ve Kredi Bankasi (a)	438
		9,220
	United Kingdom — 8.9%
22	3i Group plc	510
34	Aegis Group plc	94
14	Aggreko plc	158
42	Alliance Boots plc	936
20	Amec plc	227
39	Amvescap plc	458
71	Anglo American plc	3,734
59	ARM Holdings plc	158
12	Arriva plc	181
76	AstraZeneca plc	4,160
128	Aviva plc	2,014
158	BAE Systems plc	1,430
24	Balfour Beatty plc	226
326	Barclays plc	4,700
13	Barratt Developments plc	282
25	BBA Aviation plc	143
6	Bellway plc	178
6	Berkeley Group Holdings plc (a)	196
171	BG Group plc	2,460
119	BHP Billiton plc	2,652
17	Biffa plc	108
7	Bovis Homes Group plc	149
974	BP plc	10,923
28	British Airways plc (a)	285
77	British American Tobacco plc	2,390
25	British Land Co. plc	737
60	British Sky Broadcasting plc	683
16	Brixton plc	152
418	BT Group plc	2,630
14	Bunzl plc	201
21	Burberry Group plc	292
132	Cable & Wireless plc	486
108	Cadbury Schweppes plc	1,423
27	Capita Group plc	382
8	Carnival plc	403
19	Carphone Warehouse Group plc	112
13	Cattles plc	101
185	Centrica plc	1,427
8	Charter plc (a)	157
5	Close Brothers Group plc	105
56	Cobham plc	231
10	Collins Stewart plc (a)	49
99	Compass Group plc	714
7	Cookson Group plc	95
6	CSR plc (a)	95
14	Daily Mail & General Trust, Class A	234
11	Davis Service Group plc	134
10	De La Rue plc	144
144	Diageo plc	3,029
95	DSG International plc	304
28	Electrocomponents plc	173
12	Emap plc	185
43	EMI Group plc	201
27	Enterprise Inns plc	350
25	First Choice Holidays plc	142
22	Firstgroup plc	284
16	FKI plc	38
91	Friends Provident plc	342
44	Galiform plc (a)	144
22	George Wimpey plc	250
34	GKN plc	263
294	GlaxoSmithKline plc	8,478
6	Great Portland Estates plc	88
64	Group 4 Securicor plc	290
14	Hammerson plc	422
35	Hanson plc	593
65	Hays plc	221
188	HBOS plc	4,037
11	HMV Group plc	25
41	Home Retail Group	373
592	HSBC Holdings plc	10,916
19	ICAP plc	193
18	IMI plc	204

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
56	Imperial Chemical Industries plc	596
34	Imperial Tobacco Group plc	1,494
19	Inchcape plc	219
17	Intercontinental Hotels Group plc	415
73	International Power plc	641
9	Intertek Group plc	165
36	Invensys plc (a)	234
16	Investec plc	222
191	ITV plc	455
73	J Sainsbury plc	827
10	Johnson Matthey plc	318
18	Kelda Group plc	333
32	Kesa Electricals plc	215
114	Kingfisher plc	617
33	Ladbrokes plc	267
23	Land Securities Group plc	886
327	Legal & General Group plc	1,003
12	Liberty International plc	295
279	Lloyds TSB Group plc	3,223
70	LogicaCMG plc	254
4	LogicaCMG plc	13
8	London Stock Exchange Group plc	206
91	Man Group plc	1,021
88	Marks & Spencer Group plc	1,293
27	Meggitt plc	162
14	Michael Page International plc	163
28	Misys plc	141
19	Mitchells & Butlers plc	299
9	National Express Group plc	211
134	National Grid plc	2,104
12	Next plc	539
261	Old Mutual plc	927
42	Pearson plc	719
14	Persimmon plc	363
17	Premier Farnell plc	74
15	Provident Financial plc	229
124	Prudential plc	1,841
13	Punch Taverns plc	344
19	Rank Group plc	74
30	Reckitt Benckiser plc	1,644
61	Reed Elsevier plc	767
94	Rentokil Initial plc	324
33	Resolution plc	427
64	Reuters Group plc	612
29	Rexam plc	302
51	Rio Tinto plc	3,094
87	Rolls-Royce Group plc (a)	832
5,173	Rolls-Royce Group plc, Class B	10
149	Royal & Sun Alliance Insurance Group plc	491
158	Royal Bank of Scotland Group plc	6,059
45	SABMiller plc	1,058
65	Sage Group plc	343
6	Schroders plc	152
52	Scottish & Newcastle plc	644
43	Scottish & Southern Energy plc	1,281
26	Serco Group plc	253
11	Severn Trent plc	328
99	Signet Group plc	244
25	Slough Estates plc	388
50	Smith & Nephew plc	621
27	Smiths Group plc	589
7	SSL International plc	58
34	Stagecoach Group plc	126
103	Standard Life plc	665
2	Stolt-Nielsen S.A.	51
27	Tate & Lyle plc	331
28	Taylor Woodward plc	270
397	Tesco plc	3,647
42	Tomkins plc	221
6	Travis Perkins plc	236
15	Trinity Mirror plc	155
10	Tullett Prebon plc (a)	97
62	Unilever plc	1,942
11	United Business Media plc	180
56	United Utilities plc	828
2,630	Vodafone Group plc	7,483
11	Whitbread plc	403
16	William Hill plc	188
34	Wolseley plc	820
61	WPP Group plc	899
36	Yell Group plc	349
		144,098
	Total Common Stocks (Cost $861,315)	1,590,971
	iSHARES — 0.1%
	Germany — 0.0% (g)
27	MSCI Germany Index Fund	841

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   45

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		United States — 0.1%
11		MSCI Pacific ex-Japan Index Fund	1,522
		Total iShares (Cost $1,779)	2,363
		Preferred Stocks — 1.1%
		Brazil — 0.5%
39		Aracruz Celulose S.A.	213
62		Banco Bradesco S.A.	1,329
26		Banco Itau Holding Financeira S.A.	1,009
7,316		Brasil Telecom Participacoes S.A.	78
788		Cia de Bebidas das Americas	463
4,395		Cia Energetica de Minas Gerais S.A.	153
53		Cia Vale do Rio Doce, Class A	1,816
8		Gol Linhas Aereas Inteligentes S.A.	230
58		Petroleo Brasileiro S.A.	1,316
33		Tele Norte Leste Participacoe S.A.	549
45		Uniao De Bancos Brasileiros S.A.	180
42		Unibanco — Uniao de Bancos Brasileiros S.A.	410
17		Vivo Participacoes S.A.	80
13		Votorantim Celulosee e Papel S.A.	260
			8,086
		Germany — 0.5%
14		Henkel KGaA (c)	2,180
2		Porsche AG	2,712
16		ProSiebenSat.1 Media AG	568
7		RWE AG	661
23		Volkswagen AG	2,282
			8,403
		Italy — 0.1%
210		Unipol S.p.A.	779
		Singapore — 0.0% (g)
—	(h)	Oversea-Chinese Banking Corp., Class G (a)	—	(h)
		Total Preferred Stocks (Cost $7,350)	17,268
		Total Long-Term Investments (Cost $870,444)	1,610,602

NUMBER OF RIGHTS
Rights — 0.0% (g)
Brazil — 0.0% (g)
4	Cia de Bebidas das Americas, expiring 06/01/07	—	(h)
11	Rio Bond Right, expiring 12/31/09 (f)	—

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)

Japan — 0.0% (g)
24	Dowa Mining Co., Ltd., expiring 01/29/10	—
	Total Rights (Cost $—(h))	—	(h)

PRINCIPAL AMOUNT($)
Short-Term Investment — 0.1%
	U.S. Treasury Obligation — 0.1%
1,350	U.S. Treasury Bill, 0.00%, 08/09/07 (k) (n)
	Total Short-Term Investments (Cost $1,331)	1,332
Investments of Cash Collateral for Securities on Loan — 22.4%
	Certificates of Deposit — 6.0%
4,999	Bank of New York, FRN, 5.40%, 05/02/08	4,999
16,000	Barclays, New York, FRN, 5.33%, 06/06/07	16,000
6,997	Calyon, New York, FRN, 5.40%, 03/15/10	6,997
8,399	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	8,399
8,300	Deutsche Bank New York, FRN, 5.41%, 01/22/08	8,300
14,932	Monte de Pasche, London 5.30%, 05/21/07	14,932
14,000	Natexis Banques Populaires, New York, FRN, 5.34%, 08/07/07	14,000
10,000	Skandia, New York, FRN, 5.33%, 08/27/07	10,000
8,249	Societe Generale, New York, FRN, 5.31%, 06/20/07	8,249
5,000	Sun Trust Bank, Atlanta, FRN, 5.31%, 06/28/07	5,000
		96,876
	Commercial Paper — 0.9%
14,936	Bavaria TRR Corp., 5.32%, 05/01/07	14,936
	Repurchase Agreements — 13.4%
22,009	Banc of America Securities LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $22,012, collateralized by U.S. Government Agency Mortgages	22,009
75,000	Bear Stearns Cos., Inc., 5.31%, dated 04/30/07, due 05/01/07, repurchase price $75,011, collateralized by U.S. Government Agency Mortgages	75,000
50,000	Credit Suisse First Boston LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $50,007, collateralized by U.S. Government Agency Mortgages	50,000

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Repurchase Agreements — Continued
70,000	Lehman Brothers, Inc., 5.32%, dated 04/30/07, due 05/01/07, repurchase price $70,010, collateralized by U.S. Government Agency Mortgages	70,000
		217,009
	Time Deposits — 2.1%
12,000	Lehman Brothers Bankhaus, AG, 5.34%, 12/11/07	12,000
8,000	Sun Trust Bank, Atlanta, 5.33%, 07/30/07	8,000
15,000	Ulster Bank Ireland Limited, FRN, 5.34%, 10/18/07	15,000
		35,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $363,821)	363,821
	Total Investments — 121.8% (Cost $1,235,596)	1,975,755
	Liabilities in Excess of Other Assets — (21.8)%	(354,185)
	NET ASSETS — 100.0%	$1,621,570

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classification as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	17.4%
Oil, Gas & Consumable Fuels	6.4
Insurance	5.6
Diversified Telecommunication	5.1
Electric Utilities	4.6
Automobiles	3.9
Metals & Mining	3.9
Pharmaceuticals	3.8
Chemicals	3.7
Capital Markets	2.5
Industrial Conglomerates	2.2
Machinery	2.0
Food & Staples Retailing	1.9
Wireless Telecommunication Services	1.9
Diversified Financial Services	1.8
Media	1.8
Real Estate Management & Development	1.7
Food Products	1.6
Household Durables	1.6
Multi-Utilities	1.6
Beverages	1.3
Construction & Engineering	1.2
Construction Materials	1.1
Communications Equipment	1.1
Electrical Equipment	1.1
Real Estate Investment Trusts	1.0
Electronic Equipment & Instruments	1.0
Other (less than 1.0%)	17.2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   47

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

Futures Contracts

(Amounts in thousands, except for number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 4/30/07	UNREALIZED APPRECIATION
	Long Futures Outstanding
75	Dow Jones EURO STOXX 50	June, 2007	$2,928	$367
14	FTSE 100 Index	June, 2007	870	69
17	Topix Index	June, 2007	281,291	64
				$500

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

JPMorgan International Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.1% (l)
		Common Stocks — 98.6%
		Australia — 3.0%
4		BHP Billiton Ltd.	102
		Belgium — 1.4%
1		InBev N.V.	48
		Brazil — 1.2%
—	(h)	Petroleo Brasileiro S.A. ADR	40
		China — 1.1%
12		China Life Insurance Co. Ltd., Class H	37
		France — 6.2%
1		Accor S.A.	64
—	(h)	Lafarge S.A.	55
—	(h)	Pernod-Ricard S.A.	53
10		Rhodia S.A. (a)	42
			214
		Germany — 6.2%
—	(h)	Linde AG	42
1		SAP AG	55
1		Siemens AG	89
1		Symrise AG (a)	26
			212
		Hong Kong — 4.3%
5		Esprit Holdings Ltd.	64
15		Hang Lung Properties Ltd.	45
19		Melco International Development.	37
			146
		Italy — 5.2%
9		Intesa Sanpaolo S.p.A. (a)	76
6		Piaggio & C S.p.A. (a)	31
7		UniCredito Italiano S.p.A.	72
			179
		Japan — 16.5%
—	(h)	Ardepro Co., Ltd.	27
1		Astellas Pharma, Inc.	39
1		Canon, Inc.	51
—	(h)	Fullcast Co., Ltd.	27
1		Honeys Co., Ltd.	32
—	(h)	Mitsubishi UFJ Financial Group, Inc.	42
1		Nidec Corp.	38
—	(h)	Orix Corp.	29
—	(h)	SMC Corp.	38
1		Sony Corp.	69
1		Sumco Corp.	35
3		Sumitomo Corp.	43
—	(h)	Sumitomo Mitsui Financial Group, Inc.	52
3		Tokyo Tatemono Co., Ltd.	42
			564
		Luxembourg — 1.3%
2		SES Global S.A. FDR	44
		Mexico — 2.4%
1		America Movil S.A. de C.V., Series L ADR	43
—	(h)	Fomento Economico Mexicano S.A. de C.V. ADR	38
			81
		Netherlands — 4.4%
2		ASML Holding N.V. (a)	50
2		Endemol N.V.	52
1		Royal Numico N.V.	49
			151
		Singapore — 0.8%
5		CapitaLand Ltd.	28
		Spain — 1.4%
2		Banco Bilbao Vizcaya Argentaria S.A.	49
		Sweden — 2.1%
19		Telefonaktiebolaget LM Ericsson, Class B	71
		Switzerland — 17.1%
3		ABB Ltd.	65
—	(h)	Adecco S.A.	34
1		EFG International	44
1		Kuehne & Nagel International AG	50
—	(h)	Nestle S.A.	40
2		Novartis AG	104
—	(h)	Panalpina Welttransport Holding AG	44
—	(h)	Phonak Holding AG	27
1		Roche Holding AG	112
1		UBS AG	66
			586
		United Kingdom — 24.0%
3		Barclays plc	41
4		BG Group plc	62
1		BHP Billiton plc	17
5		Burberry Group plc	63
2		Clipper Windpower plc (a)	42
4		GlaxoSmithKline plc	103
2		HSBC Holdings plc	37
4		ICAP plc	42
3		Intertek Group plc	49
6		Kingfisher plc	34

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   49

JPMorgan International Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		United Kingdom — Continued
4		Man Group plc	41
3		Smith & Nephew plc	43
7		Sports Direct International plc (a)	32
2		Standard Chartered plc	59
8		Tesco plc	72
1		Wolseley plc	33
4		WPP Group plc	53
			823
		Total Common Stocks (Cost $2,457)	3,375
		Preferred Stock — 1.5%
		Germany — 1.5%
—	(h)	Porsche AG (Cost $14)	52
		Total Investments — 100.1% (Cost $2,471)	3,427
		Liabilities in Excess of Other Assets — (0.1)%	(5)
		NET ASSETS — 100.0%	$3,422

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	12.5%
Pharmaceuticals	10.4
Capital Markets	5.6
Specialty Retail	4.7
Media	4.3
Real Estate Management & Development	4.1
Beverages	4.1
Industrial Conglomerates	3.7
Metals & Mining	3.5
Commercial Services & Supplies	3.2
Oil, Gas & Consumable Fuels	3.0
Food Products	2.6
Semiconductors & Semiconductor Equipment	2.5
Chemicals	2.5
Automobiles	2.4
Trading Companies & Distributors	2.2
Food & Staples Retailing	2.1
Communications Equipment	2.1
Health Care Equipment & Supplies	2.0
Household Durables	2.0
Electrical Equipment	1.9
Hotels, Restaurants & Leisure	1.9
Textiles, Apparel & Luxury Goods	1.8
Construction Materials	1.6
Software	1.6
Office Electronics	1.5
Marine	1.5
Air Freight & Logistics	1.3
Wireless Telecommunication Services	1.3
Independent Power Producers & Energy Traders	1.2
Machinery	1.1
Electronic Equipment & Instruments	1.1
Insurance	1.1
Other (less than 1.0%)	1.6

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.8% (l)
		Common Stocks — 94.8%
		Australia — 4.4%
112		BHP Billiton Ltd. (c)	2,737
162		Brambles Ltd. (a)	1,767
594		Macquarie Infrastructure Group (c)	1,861
87		Woolworths Ltd. (c)	2,038
			8,403
		Austria — 1.1%
33		OMV AG (c)	2,101
		Brazil — 0.9%
18		Unibanco Uniao de Bancos Brasileiros S.A. GDR	1,774
		Cyprus — 0.8%
128		Marfin Popular Bank Public Co., Ltd., Class B	1,476
		Finland — 0.8%
23		Wartsila OYJ, Class B (c)	1,561
		France — 11.5%
140		Alcatel-Lucent S.A.	1,849
56		AXA S.A. (c)	2,590
17		Compagnie Generale des Etablissements Michelin, Class B (c)	2,219
15		Renault S.A.	1,915
1		Schneider Electric S.A. (a)	157
28		Schneider Electric S.A. (c)	3,969
34		Suez S.A. (c)	1,933
67		Total S.A.	4,905
60		Vivendi S.A. (c)	2,456
			21,993
		Germany — 12.5%
15		Allianz SE (c)	3,357
51		Bayer AG (c)	3,516
10		Continental AG (c)	1,405
20		Deutsche Bank AG	3,113
19		E.ON AG (c)	2,804
45		Lanxess AG (a)	2,474
14		Merck KGaA	1,858
14		Muenchener Rueckversicherungs AG, Class R (c)	2,475
10		Rheinmetall AG	968
38		SAP AG (c)	1,824
			23,794
		Hong Kong — 1.4%
914		China Unicom Ltd.	1,329
418		Li & Fung Ltd.	1,299
			2,628
		Israel — 1.1%
286		Makhteshim-Agan Industries Ltd.	2,078
		Italy — 3.7%
16		Banca Italease S.p.A. (c)	934
57		Banco Popolare di Verona e Novara Scrl (c)	1,896
270		Intesa Sanpaolo S.p.A. (a)	2,264
199		UniCredito Italiano S.p.A. (c)	2,048
			7,142
		Japan — 18.5%
181		Amada Co., Ltd.	2,021
58		Chugai Pharmaceutical Co., Ltd.	1,474
30		Daito Trust Construction Co., Ltd.	1,374
214		Daiwa Securities Group, Inc.	2,384
22		Elpida Memory, Inc. (a) (c)	940
45		Hoya Corp.	1,392
—	(h)	Japan Retail Fund Investment Corp.	1,228
—	(h)	Japan Tobacco, Inc.	1,924
130		Kawasaki Kisen Kaisha Ltd.	1,412
120		Kirin Brewery Co., Ltd.	1,814
206		Kubota Corp.	1,947
199		Nippon Sheet Glass Co., Ltd.	1,050
178		Nishi-Nippon City Bank Ltd. (The)	765
—	(h)	Sumitomo Mitsui Financial Group, Inc.	2,874
77		Taiyo Yuden Co., Ltd. (c)	1,692
16		TDK Corp.	1,414
34		Terumo Corp.	1,386
43		Toyota Motor Corp.	2,587
—	(h)	West Japan Railway Co.	1,557
13		Yamada Denki Co., Ltd.	1,181
110		Yokogawa Electric Corp.	1,619
118		Zeon Corp.	1,215
			35,250
		Netherlands — 8.5%
60		ABN AMRO Holdings N.V. (c)	2,934
54		ASML Holding N.V. (a)	1,473
279		Hagemeyer N.V. (c)	1,318
84		ING Groep N.V. CVA (c)	3,835
20		Mittal Steel Co. N.V. (c)	1,084
105		Royal KPN N.V. (c)	1,776
56		TNT N.V. (c)	2,511
30		USG People N.V. (c)	1,380
			16,311
		Norway — 1.5%
176		Orkla ASA (c)	2,810
		Singapore — 0.8%
578		CapitaMall Trust	1,506
1		Singapore Telecommunications Ltd.	1
			1,507
		South Korea — 1.6%
30		Hana Financial Group, Inc.	1,586
75		LG. Philips LCD Co., Ltd. ADR (a)	1,509
			3,095

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   51

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Spain — 1.7%
144	Telefonica S.A. (c)	3,236
	Sweden — 1.1%
90	Skanska AB, Class B (c)	2,077
	Switzerland — 2.8%
21	Credit Suisse Group	1,654
19	Roche Holding AG	3,630
		5,284
	Taiwan — 1.2%
4	Hon Hai Precision Industry Co., Ltd. GDR	48
76	Hon Hai Precision Industry Co., Ltd. GDR	1,009
116	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,217
		2,274
	Thailand — 0.6%
197	PTT pcl	1,209
	United Kingdom — 18.3%
222	Barclays plc	3,209
200	BG Group plc	2,881
301	HSBC Holdings plc	5,545
78	InterContinental Hotels Group plc	1,886
204	International Power plc	1,787
344	LogicaCMG plc	1,255
119	National Grid plc	1,871
224	Premier Foods plc	1,364
85	Royal Bank of Scotland Group plc	3,257
361	Tesco plc	3,324
78	Vedanta Resources plc	2,117
1,305	Vodafone Group plc	3,712
109	Wolseley plc	2,622
		34,830
	Total Long-Term Investments (Cost $141,054)	180,833
Short-Term Investments — 3.5%
	Investment Company — 3.4%
6,613	JPMorgan Prime Money Market Fund (b) (Cost $6,613)	6,613

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
150	U.S. Treasury Bill 5.06%, 08/09/07 (k) (n) (Cost $148)	148
	Total Short-Term Investments (Cost $6,761)	6,761

SHARES	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 22.9%
	Certificates of Deposit — 1.4%
550	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	550
1,500	Natexis Banques Populaires, New York, FRN, 5.34%, 08/07/07	1,500
550	Societe Generale, New York FRN, 5.31%, 06/20/07	550
		2,600
	Repurchase Agreements — 21.0%
6,166	Banc of America Securities LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $6,167, collateralized by U.S. Government Agency Mortgages	6,166
8,500	Bear Stearns Cos., Inc., 5.31%, dated 04/30/07, due 05/01/07, repurchase price $8,501, collateralized by U.S. Government Agency Mortgages	8,500
8,500	Credit Suisse First Boston LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $8,501, collateralized by U.S. Government Agency Mortgages	8,500
8,500	HSBC Securities, Inc., 5.22%, dated 04/30/07, due 05/01/07, repurchase price $8,501, collateralized by U.S. Government Agency Mortgages	8,500
8,500	Lehman Brothers, Inc., 5.32%, dated 04/30/07, due 05/01/07, repurchase price $8,501, collateralized by U.S. Government Agency Mortgages	8,500
		40,166
	Time Deposit — 0.5%
1,000	Northern Rock plc, 5.32%, 05/15/07	1,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $43,766)	43,766
	Total Investments — 121.2% (Cost $191,581)	231,360
	Liabilities in Excess of Other Assets — (21.2)%	(40,497)
	NET ASSETS — 100.0%	$190,863

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	15.8%
Oil, Gas & Consumable Fuels	5.9
Chemicals	4.9
Electronic Equipment & Instruments	4.6
Insurance	4.5
Capital Markets	3.8
Pharmaceuticals	3.7
Metals & Mining	3.2
Machinery	2.9
Food & Staples Retailing	2.9
Wireless Telecommunication Services	2.7
Diversified Telecommunication Services	2.7
Diversified Financial Services	2.5
Automobiles	2.4
Electrical Equipment	2.2
Trading Companies & Distributions	2.1
Multi-Utilities	2.0
Industrial Conglomerates	2.0
Semiconductors & Semiconductor Equipment	1.9
Auto Components	1.9
Commercial Services & Supplies	1.7
Electric Utilities	1.5
Real Estate Investment Trusts	1.5
Air Freight & Logistics	1.3
Media	1.3
Construction & Engineering	1.1
Tobacco	1.0
Hotels Restaurants & Leisure	1.0
Transportation Infrastructure	1.0
Communications Equipment	1.0
Software	1.0
Beverages	1.0
Other (less than 1.0%)	7.4
Short-Term Investments	3.6

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   53

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 4/30/07	UNREALIZED APPRECIATION
	Long Futures Outstanding
19	Dow Jones EURO STOXX 50	June, 2007	$1,126	$84
7	FTSE 100 Index	June, 2007	905	30
6	Topix Index	June, 2007	854	23
				$137

Forward Foreign Currency Exchange Contracts

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 4/30/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,942,948	AUD	5/10/07	$3,821	$4,104	$283
11,475,677	CHF	5/10/07	9,321	9,509	188
3,071,064	EUR	5/10/07	4,130	4,192	62
5,440,847	GBP	5/10/07	10,700	10,880	180
18,609,057	HKD	5/10/07	2,388	2,380	(8)
529,901,185	JPY	5/10/07	4,542	4,440	(102)
17,459,456	SEK	5/10/07	2,489	2,607	118
480,547	SGD	5/10/07	315	317	2
			$37,706	$38,429	$723

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 4/30/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,180,446	AUD	5/10/07	$1,731	$1,811	$(80)
1,931,847	CHF	5/10/07	1,597	1,601	(4)
13,973,204	EUR	5/10/07	18,436	19,075	(639)
3,262,293	GBP	5/10/07	6,395	6,523	(128)
6,693,629	HKD	5/10/07	860	856	4
138,914,169	JPY	5/10/07	1,170	1,164	6
7,460,234	NOK	5/10/07	1,195	1,254	(59)
			$31,384	$32,284	$(900)

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 85.6% (l)
		Common Stocks — 85.6%
		Australia — 11.2%
250		Commonwealth Property Office Fund, Unit	299
235		ING Office Fund	323
28		Stockland	198
258		Valad Property Group	482
36		Westfield Group	625
			1,927
		Canada — 5.1%
17		H&R Real Estate Investment	375
21		Huntingdon Real Estate Investment Trust, Unit	45
29		Westfield Real Estate Investment Trust	458
			878
		France — 4.4%
3		Unibail	754
		Germany — 4.7%
9		Colonia Real Estate AG (a)	407
5		DIC Asset AG	205
4		GWB Immobilien AG (a)	86
2		IVG Immobilien AG	112
			810
		Hong Kong — 1.5%
47		Hang Lung Properties Ltd.	139
51		New World Development Ltd.	120
			259
		Ireland — 0.8%
23		Greencore Group plc	144
		Japan — 28.9%
45		Daibiru Corp.	669
—	(h)	Global One Real Estate Investment Corp.	93
—	(h)	Japan Real Estate Investment Corp.	268
—	(h)	Kenedix Realty Investment Corp.	128
37		Mitsubishi Estate Co., Ltd.	1,147
18		Mitsui Fudosan Co., Ltd.	525
—	(h)	Nippon Building Fund, Inc.	453
5		Nomura Real Estate Holdings, Inc.	169
—	(h)	Pacific Management Corp.	156
18		Sumitomo Realty & Development Co., Ltd.	664
50		Tokyu Land Corp.	567
—	(h)	Top REIT, Inc.	119
2		Urban Corp.	21
			4,979
		Netherlands — 2.6%
8		Eurocommercial Properties N.V. CVA	445
		Singapore — 9.0%
93		Ascendas REIT	158
245		Ascott Group Ltd. (The) (a)	280
132		CapitaLand Ltd.	730
17		City Developments Ltd.	178
7		Keppel Land Ltd.	40
118		Suntec Real Estate Investment Trust	158
			1,544
		South Africa — 4.3%
332		Growthpoint Properties Ltd., Unit	745
		United Kingdom — 13.1%
14		British Land Co. plc	399
25		Brixton plc	236
20		Enterprise Inns plc	253
12		Greene King plc	252
3		InterContinental Hotels Group plc	72
13		Land Securities Group plc	504
10		Mitchells & Butlers plc	154
26		Slough Estates plc	398
			2,268
		Total Long-Term Investments (Cost $14,172)	14,753

NUMBER OF RIGHTS
Rights — 0.1%
	Germany — 0.1%
8	Colonia Real Estate AG (a) (Cost $—(h))	24
	Total Investments — 85.7% (Cost $14,172)	14,777
	Other Assets in Excess of Liabilities — 14.3%	2,466
	NET ASSETS — 100.0%	$17,243

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   55

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Management & Development	47.1%
Diversified	22.0
Office	9.7
Multifamily	9.6
Hotels	5.9
Shopping Centers	3.1
Industrials	2.6

Forward Foreign Currency Exchange Contracts

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 4/30/07		NET UNREALIZED APPRECIATION (DEPRECIATION)
2,042,339	AUD	6/18/07	$1,638		$1,694		$56
334,202	CAD	6/18/07	288		302		14
21,590	CHF	6/18/07	18		18		— (h)
55,384	CHF for
57,239	AUD	6/18/07	47	#	46	#	(1)
761,733	EUR	6/18/07	1,028		1,041		13
161,353	EUR for
25,633,716	JPY	6/18/07	216	#	221	#	5
42,257	EUR for
420,217	ZAR	6/18/07	59	#	58	#	(1)
581,601	GBP	6/18/07	1,154		1,163		9
23,735	GBP for
344,292	ZAR	6/18/07	49	#	47	#	(2)
10,614,274	HKD	6/18/07	1,361		1,359		(2)
440,452	HKD for
85,347	SGD	6/18/07	56	#	56	#	— (h)
227,044,507	JPY	6/18/07	1,941		1,912		(29)
8,401,361	JPY for
35,557	GBP	6/18/07	71	#	71	#	— (h)
1,575,391	SEK	6/18/07	226		236		10
122,784	SGD	6/18/07	82		81		(1)
			$8,234		$8,305		$71

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 4/30/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,095,156	AUD	6/18/07	$884	$908	$(24)
656,083	CAD	6/18/07	563	592	(29)
563,036	EUR	6/18/07	756	770	(14)
517,970	GBP	6/18/07	1,019	1,036	(17)
685,352	HKD	6/18/07	88	88	— (h)
288,507,841	JPY	6/18/07	2,460	2,430	30
1,548,854	SGD	6/18/07	1,023	1,023	— (h)
3,240,686	ZAR	6/18/07	443	457	(14)
			$7,236	$7,304	$(68)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/07 of the currency being sold, and the value at 04/30/07 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   57

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.6% (l)
	Common Stocks — 95.6%
	Australia — 2.3%
1,374	Macquarie Infrastructure Group (c)	4,305
411	Woolworths Ltd.	9,634
		13,939
	Austria — 1.4%
135	OMV AG (c)	8,535
	Brazil — 2.2%
133	Cia Energetica de Minas Gerais S.A. ADR	6,876
63	Unibanco — Uniao de Bancos Brasileiros S.A. GDR	6,083
		12,959
	Canada — 0.7%
458	Domtar, Inc. (a) (c)	4,461
	France — 13.2%
395	Alcatel-Lucent	5,215
277	AXA S.A. (c)	12,728
83	Cie de Saint-Gobain	8,820
61	Compagnie Generale des Etablissements Michelin, Class B (c)	7,716
64	Renault S.A.	8,372
3	Schneider Electric S.A. (a)	474
73	Schneider Electric S.A. (c)	10,270
220	Total S.A. (c)	16,231
214	Vivendi (c)	8,812
		78,638
	Germany — 11.9%
50	Allianz SE (c)	11,379
149	Bayer AG (c)	10,267
56	Continental AG (c)	7,825
82	E.ON AG (c)	12,382
152	Lanxess AG (a)	8,324
52	Merck KGaA	6,911
44	Muenchener Rueckversicherungs AG, Class R (c)	7,875
62	Rheinmetall AG (c)	6,142
		71,105
	Greece — 2.2%
101	National Bank of Greece S.A.	5,676
322	Sidenor Steel Production & Manufacturing Co. S.A.	7,248
		12,924
	Hong Kong — 0.4%
1,828	China Unicom Ltd.	2,658
	Israel — 1.3%
1,105	Makhteshim-Agan Industries Ltd.	8,028
	Italy — 5.8%
68	Banca Italease S.p.A. (c)	4,103
431	ENI S.p.A.	14,302
1,001	Intesa Sanpaolo S.p.A. (a)	8,390
753	UniCredito Italiano S.p.A.	7,737
		34,532
	Japan — 18.8%
647	Amada Co., Ltd.	7,225
192	Daikin Industries Ltd.	6,485
121	Daito Trust Construction Co., Ltd.	5,544
877	Daiwa Securities Group, Inc.	9,768
2	Japan Tobacco, Inc.	7,859
504	Kirin Brewery Co., Ltd.	7,618
285	Mitsui & Co., Ltd.	5,125
811	Nippon Sheet Glass Co., Ltd.	4,281
1,378	Nishi-Nippon City Bank Ltd. (The) (c)	5,923
1	Sumitomo Mitsui Financial Group, Inc. (c)	6,735
56	TDK Corp.	4,804
236	Tokyo Electric Power Co., Inc. (The)	7,844
251	Toyota Motor Corp.	15,252
1,435	Ube Industries Ltd. (c)	4,551
2	West Japan Railway Co. (c)	8,566
321	Yokogawa Electric Corp.	4,731
		112,311
	Netherlands — 10.1%
270	ABN AMRO Holdings N.V. (c)	13,120
490	Aegon N.V. (c)	10,115
171	ASML Holding N.V. (a)	4,636
140	ING Groep N.V. CVA (c)	6,363
121	Mittal Steel Co. N.V.	6,444
711	Royal KPN N.V.	12,067
163	TNT N.V. (c)	7,351
		60,096
	Norway — 1.5%
562	Orkla ASA (c)	8,960
	South Korea — 0.8%
92	Hana Financial Group, Inc.	4,782
	Spain — 0.9%
235	Telefonica S.A. (c)	5,281
	Sweden — 1.3%
335	Skanska AB, Class B (c)	7,756

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Switzerland — 1.9%
147	Credit Suisse Group (c)	11,531
	Taiwan — 1.3%
712	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	7,500
	Thailand — 1.0%
936	PTT pcl	5,759
	United Kingdom — 16.6%
1,014	Barclays plc	14,642
217	British American Tobacco plc	6,720
408	HBOS plc	8,745
1,152	HSBC Holdings plc	21,256
337	National Grid plc	5,285
332	Royal Bank of Scotland Group plc	12,717
239	Scottish & Southern Energy plc	7,144
171	TI Automotive Ltd., Class A (a) (f) (i)	—	(h)
252	Vedanta Resources plc	6,867
5,484	Vodafone Group plc	15,602
		98,978
	Total Long-Term Investments (Cost $493,664)	570,733
Short-Term Investments — 2.1%
	Investment Company — 1.9%
11,524	JPMorgan Prime Money Market Fund (b) (Cost $11,524)	11,524

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.2%
1,000	U.S. Treasury Bill,	987
	5.08%, 08/09/07 (k) (n) (Cost $985)
	Total Short-Term Investments (Cost $12,509)	12,511
Investments of Cash Collateral for Securities on Loan — 23.5%
	Certificates of Deposit — 1.0%
2,000	Barclays, New York, FRN, 5.33%, 06/06/07	2,000
500	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	500
400	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	400
3,000	Natexis Banques Populaires, New York, FRN, 5.34%, 08/07/07	3,000
400	Societe Generale, New York, FRN, 5.31%, 06/20/07	400
		6,300
	Commercial Paper — 0.7%
3,983	Bavaria TRR Corp., 5.32%, 05/01/07	3,983
	Repurchase Agreements — 21.4%
16,813	Banc of America Securities LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $16,815, collateralized by U.S. Government Agency Mortgages	16,813
29,000	Bear Stearns Cos., Inc., 5.31%, dated 04/30/07, due 05/01/07, repurchase price $29,004, collateralized by U.S. Government Agency Mortgages	29,000
29,000	Credit Suisse First Boston LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $29,004, collateralized by U.S. Government Agency Mortgages	29,000
24,000	HSBC Securities, Inc., 5.22%, dated 04/30/07, due 05/01/07, repurchase price $24,003, collateralized by U.S. Government Agency Mortgages	24,000
29,000	Lehman Brothers, Inc., 5.32%, dated 04/30/07, due 05/01/07, repurchase price $29,004, collateralized by U.S. Government Agency Mortgages	29,000
		127,813
	Time Deposit — 0.4%
2,500	Northern Rock plc, 5.32%, 05/15/07	2,500
	Total Investments of Cash Collateral for Securities on Loan (Cost $140,596)	140,596
	Total Investments — 121.2% (Cost $646,769)	723,840
	Liabilities in Excess of Other Assets — (21.2)%	(126,617)
	NET ASSETS — 100.0%	$597,223

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   59

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	19.9%
Oil, Gas & Consumable Fuels	7.7
Insurance	7.2
Electric Utilities	5.9
Chemicals	5.3
Automobiles	4.0
Capital Markets	3.6
Metals & Mining	3.5
Building Products	3.3
Wireless Telecommunication Services	3.1
Diversified Telecommunication Services	3.0
Auto Components	2.7
Industrial Conglomerates	2.6
Tobacco	2.5
Semiconductors & Semiconductor Equipment	2.1
Electrical Equipment	1.8
Diversified Financial Services	1.8
Food & Staples Retailing	1.7
Electronic Equipment & Instruments	1.6
Media	1.5
Road & Rail	1.5
Beverages	1.3
Construction & Engineering	1.3
Air Freight & Logistics	1.3
Machinery	1.2
Pharmaceuticals	1.2
Household Durables	1.0
Other (less than 1.0%)	4.2
Short-Term Investments	2.2

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 4/30/07	UNREALIZED APPRECIATION
	Long Futures Outstanding
109	Dow Jones EURO STOXX 50	June, 2007	$6,457	$44
45	FTSE 100 Index	June, 2007	5,820	35
				$79

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

Forward Foreign Currency Exchange Contracts

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 4/30/07		NET UNREALIZED APPRECIATION (DEPRECIATION)
24,250,700	AUD	5/29/07	$19,174		$20,126		$952
1,176,126	CAD	5/29/07	1,007		1,061		54
36,849,277	CHF	5/29/07	29,984		30,586		602
14,114,276	DKK	5/29/07	2,486		2,588		102
21,076,711	EUR	5/29/07	28,310		28,795		485
2,778,087	EUR for
4,299,228	CAD	5/29/07	3,877	#	3,795	#	(82)
15,931,402	GBP	5/29/07	31,199		31,854		655
82,801,165	HKD	5/29/07	10,619		10,595		(24)
2,963,103,167	JPY	5/29/07	25,099		24,894		(205)
63,809,119	SEK	5/29/07	9,132		9,538		406
8,564,654	SGD	5/29/07	5,618		5,649		31
			$166,505		$169,481		$2,976

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 4/30/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
884,298	CAD	5/29/07	$758	$797	$(39)
77,347,476	EUR	5/29/07	102,592	105,671	(3,079)
8,027,325	GBP	5/29/07	15,828	16,050	(222)
9,540,000	ILS	5/29/07	2,286	2,371	(85)
2,713,330,139	JPY	5/29/07	23,148	22,796	352
24,479,922	NOK	5/29/07	3,984	4,118	(134)
			$148,596	$151,803	$(3,207)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/07 of the currency being sold, and the value at 04/30/07 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   61

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 93.6% (l)
	Common Stocks — 92.8%
	Belgium — 1.7%
220	Fortis (c)	9,894
25	Umicore (c)	5,005
		14,899
	Denmark — 0.5%
34	Codan A/S (c)	3,271
38	Sjaelso Gruppen (c)	1,437
		4,708
	Finland — 3.8%
189	Konecranes OYJ	6,779
121	Metso OYJ (c)	6,591
539	Nokia OYJ (a) (c)	13,604
194	Outokumpu OYJ	6,444
		33,418
	France — 11.9%
45	Aeroports de Paris (a)	4,430
93	Air France-KLM	4,751
41	Alstom (a)	6,143
43	Assurances Generales de France (c)	7,490
265	AXA S.A. (c)	12,187
36	Cap Gemini S.A. (c)	2,746
15	Ciments Francais S.A.	3,494
51	Compagnie Generale des Etablissements Michelin, Class B	6,453
95	Icade (c)	7,247
55	Lafarge S.A.	8,970
46	Nexity	4,003
153	Rexel S.A. (a)	3,298
2,018	Rhodia S.A. (a) (c)	8,238
83	Schneider Electric S.A. (a)	11,346
112	SCOR (c)	3,286
15	Societe Generale	3,219
47	Suez S.A. (c)	2,677
27	Vinci S.A. (c)	4,423
		104,401
	Germany — 11.4%
287	Air Berlin plc (a) (c)	7,527
66	Allianz SE (c)	14,985
107	Bayer AG (c)	7,329
151	Commerzbank AG (c)	7,547
65	DaimlerChrysler AG	5,258
69	Deutsche Bank AG	10,545
33	Merck KGaA	4,403
133	MTU Aero Engines Holding AG	7,730
29	Muenchener Rueckversicherungs AG, Class R (c)	5,189
180	Siemens AG	21,692
28	Volkswagen AG	4,182
36	Vossloh AG	3,769
		100,156
	Greece — 2.3%
227	Hellenic Petroleum S.A.	3,433
162	National Bank of Greece S.A.	9,057
207	Piraeus Bank S.A.	7,495
		19,985
	Ireland — 2.5%
553	AER Lingus (a)	2,329
483	C&C Group plc	8,090
276	Irish Life & Permanent plc	7,314
160	Smurfit Kappa Group plc (a)	4,399
		22,132
	Italy — 8.6%
1,167	AEM S.p.A. (c)	4,563
80	Biesse S.p.A (c)	2,395
557	Cementir S.p.A.	8,209
1,671	Enel S.p.A. (c)	18,995
366	ENI S.p.A.	12,143
158	Fiat S.p.A. (a) (c)	4,641
762	Intesa Sanpaolo S.p.A. (a) (c)	6,385
491	Risanamento S.p.A.	4,927
1,328	UniCredito Italiano S.p.A.	13,646
		75,904
	Netherlands — 6.1%
193	Arcelor Mittal	10,294
467	Royal Dutch Shell plc, Class B	16,444
90	Smit Internationale N.V.	6,758
219	Unilever N.V. CVA (c)	6,689
46	USG People N.V.	2,072
194	Vedior N.V. CVA (c)	5,146
281	Wavin N.V. (c)	6,379
		53,782
	Norway — 5.6%
318	Aker Yards AS (c)	5,702
631	DNB NOR ASA (c)	9,001
515	Orkla ASA (c)	8,217
4,464	Marine Harvest (a) (c)	4,767
440	Petroleum Geo-Services ASA (a) (c)	12,023

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Norway — Continued
131	Telenor ASA (c)	2,429
289	TGS Nopec Geophysical Co. ASA (a) (c)	6,621
		48,760
	Spain — 4.2%
201	Banco Popular Espanol S.A. (c)	3,978
849	Banco Santander Central Hispano S.A.	15,289
87	Gamesa Corp. Tecnologica S.A.	2,989
664	Telefonica S.A. (c)	14,924
		37,180
	Sweden — 2.4%
361	Boliden AB, Class B (c)	8,961
144	JM AB	4,948
94	OMX AB	2,247
165	Saab AB, Class B (c)	4,834
		20,990
	Switzerland — 8.9%
344	ABB Ltd.	6,879
66	Baloise Holding AG	7,145
6	Banque Cantonale Vaudoise	3,044
4	Barry Callebaut AG (a)	3,313
10	Georg Fischer AG (a)	7,681
17	Helvetia Holding AG	7,057
20	Nestle S.A. (c)	7,801
60	Roche Holding AG	11,369
9	Swiss Life Holding	2,244
27	Swiss Reinsurance, Class R (c)	2,492
175	Xstrata plc	9,107
35	Zurich Financial Services AG	10,189
		78,321
	Turkey — 1.0%
292	TAV Havalimanlari Holding AS (a)	2,478
644	Turkiye Garanti Bankasi AS	3,116
513	Turkiye Vakiflar Bankasi Tao (a)	1,338
537	Turkiye Vakiflar Bankasi Tao, Class D	1,495
		8,427
	United Kingdom — 21.9%
614	Amlin plc	3,779
119	Anglo American plc	6,260
575	Aviva plc	9,025
942	Babcock International Group	8,265
606	Barclays plc	8,746
163	Barratt Developments plc	3,501
115	BHP Billiton plc	2,568
312	Bovis Homes Group plc	7,001
121	British Polythene Industries	1,123
28	Cairn Energy plc (a)	949
391	Centrica plc	3,010
1,527	Charlemagne Capital Ltd.	2,317
446	Charter plc (a)	9,120
199	Dairy Crest Group plc	2,654
183	De La Rue plc	2,595
1,196	Elementis plc	2,057
762	GKN plc	5,829
449	GlaxoSmithKline plc	12,961
936	HSBC Holdings plc	17,278
288	Imperial Chemical Industries plc	3,050
1,403	International Power plc	12,266
2,685	Legal & General Group plc	8,234
1,019	Lloyds TSB Group plc	11,765
165	National Express Group plc	4,005
264	National Grid plc	4,144
58	Next plc	2,710
88	Premier Oil plc (a)	2,104
663	Prudential plc	9,850
74	Severfield-Rowen plc	3,075
220	SIG plc	5,591
2,074	Stagecoach Group plc	7,657
5	TI Automotive Ltd., Class A (a) (f) (i)	—	(h)
3,044	Vodafone Group plc	8,660
		192,149
	Total Common Stocks (Cost $672,438)	815,212
	Preferred Stock — 0.8%
	Germany — 0.8%
4	Porsche AG (Cost $6,268)	6,797

NUMBER OF RIGHTS
Right — 0.0% (g)
	Sweden — 0.0% (g)
144	JM AB, expiring 06/04/07 (a) (Cost $—(h))	53
	Total Long-Term Investments (Cost $678,706)	822,062

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   63

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)
Investments of Cash Collateral for Securities on Loan — 20.2%
	Certificates of Deposit — 1.5%
700	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	700
6,900	Natexis Banques Populaires, New York, FRN, 5.34%, 08/07/07	6,900
700	Societe Generale, New York, FRN, 5.31%, 06/20/07	700
5,000	Toronto Dominion, New York, FRN, 5.32%, 05/29/07	5,000
		13,300
	Commercial Paper — 0.7%
5,974	Bavaria TRR Corp., 5.32%, 05/01/07	5,974
	Repurchase Agreements — 16.9%
18,593	Banc of America Securities LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $18,596, collateralized by U.S. Government Agency Mortgages	18,593
35,000	Bear Stearns Cos., Inc., 5.31%, dated 04/30/07, due 05/01/07, repurchase price $35,005, collateralized by U.S. Government Agency Mortgages	35,000
35,000	Credit Suisse First Boston LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $35,005, collateralized by U.S. Government Agency Mortgages	35,000
35,000	Lehman Brothers, Inc., 5.32%, dated 04/30/07, due 05/01/07, repurchase price $35,005, collateralized by U.S. Government Agency Mortgages	35,000
25,000	UBS Securities LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $25,004, collateralized by U.S. Government Agency Mortgages	25,000
		148,593
	Time Deposits — 1.1%
5,000	HSBC, Toronto, 5.35%, 08/23/07	5,000
4,500	Sun Trust Bank, Atlanta, FRN, 5.33%, 07/30/07	4,500
		9,500
	Investments of Cash Collateral for Securities on Loan (Cost $177,367)	177,367
	Total Investments — 113.8% (Cost $856,073)	999,429
	Liabilities in Excess of Other Assets — (13.8)%	(120,874)
	NET ASSETS — 100.0%	$878,555

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	14.9%
Insurance	13.8
Metals & Mining	5.3
Machinery	5.1
Oil, Gas & Consumable Fuels	4.3
Industrial Conglomerates	3.6
Pharmaceuticals	3.5
Electrical Equipment	3.3
Chemicals	3.1
Food Products	3.1
Construction Materials	2.5
Household Durables	2.5
Automobiles	2.5
Electric Utilities	2.3
Energy Equipment & Services	2.3
Commercial Services & Supplies	2.2
Diversified Telecommunication Services	2.1
Multi-Utilities	1.8
Airlines	1.8
Construction & Engineering	1.7
Transportation Infrastructure	1.7
Communications Equipment	1.6
Capital Markets	1.6
Aerospace & Defense	1.5
Auto Components	1.5
Independent Power Producers	1.5
Real Estate Management & Development	1.5
Diversified Financial Services	1.5
Road & Rail	1.4
Trading Companies & Distribution	1.1
Wireless Telecommunication Services	1.1
Beverages	1.0
Other (less than 1%)	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   65

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

Futures Contracts

(Amounts in thousands, except for number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 4/30/07	UNREALIZED APPRECIATION
	Long Futures Outstanding
353	Dow Jones EURO STOXX 50	June, 2007	$20,912	$1,200
77	FTSE 100 Index	June, 2007	9,958	220
				$1,420

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.4% (l)
	Common Stocks — 96.7%
	Australia — 3.1%
206	Aquarius Platinum Ltd.	6,122
1,128	AXA Asia Pacific Holdings Ltd.	6,873
286	Babcock & Brown Ltd.	6,990
740	BHP Billiton Ltd.	18,070
167	Commonwealth Bank of Australia	7,281
249	QBE Insurance Group Ltd.	6,321
		51,657
	Austria — 0.7%
97	OMV AG	6,115
91	Voestalpine AG	6,087
		12,202
	Belgium — 0.8%
152	Fortis	6,834
89	InBev N.V.	6,902
		13,736
	Brazil — 0.9%
183	Cia Vale do Rio Doce ADR	7,451
75	Petroleo Brasileiro S.A. ADR	6,667
		14,118
	China — 0.4%
7,764	China Petroleum & Chemical Corp., Class H	6,770
	Denmark — 1.5%
56	Carlsberg A/S, Class B	6,271
143	Danske Bank A/S	6,694
80	D/S Torm A/S	5,604
117	Sydbank A/S	6,559
		25,128
	Finland — 2.9%
164	Elisa OYJ	4,781
117	Kesko OYJ	8,113
125	Metso OYJ	6,847
563	Nokia OYJ (a)	14,199
211	Sampo OYJ, Class A	6,582
113	Wartsila OYJ, Class B	7,579
		48,101
	France — 8.5%
108	Air France-KLM	5,490
170	AXA S.A.	7,790
97	BNP Paribas	11,248
85	Cap Gemini S.A.	6,420
68	Cie de Saint-Gobain	7,264
16	Compagnie Generale des Etablissements Michelin, Class B	2,071
74	Electricite de France	6,463
38	Groupe Danone	6,171
43	Lafarge S.A.	6,980
53	Nexans S.A.	7,773
60	Renault S.A.	7,775
114	Sanofi-Aventis	10,404
52	Schneider Electric S.A.	7,331
39	Societe Generale	8,274
134	Suez S.A.	7,651
257	Total S.A.	18,914
22	Unibail	6,001
157	Vivendi	6,457
		140,477
	Germany — 6.8%
53	Allianz SE	11,979
54	BASF AG	6,415
122	Commerzbank AG	6,065
59	Deutsche Bank AG	9,103
197	Deutsche Lufthansa AG	5,883
70	E.ON AG	10,579
50	Henkel KGaA	7,010
58	Linde AG	6,461
57	MAN AG	7,614
52	Merck KGaA	6,877
36	Muenchener Rueckversicherungs AG, Class R	6,324
36	Salzgitter AG	5,926
86	Siemens AG	10,354
115	ThyssenKrupp AG	6,138
39	Volkswagen AG	5,944
		112,672
	Greece — 0.6%
108	Babis Vovos International Construction S.A.	4,055
181	Piraeus Bank S.A.	6,542
		10,597
	Hong Kong — 2.2%
674	China Mobile Ltd.	6,071
3,980	China Resources Power Holdings Co.	7,041
1,928	Hang Lung Properties Ltd.	5,711
923	Henderson Land Development Co., Ltd.	5,516
534	Swire Pacific Ltd., Class A	6,098
1,337	Wharf Holdings Ltd.	4,921
		35,358

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   67

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	India — 1.0%
89	ICICI Bank Ltd. ADR	3,627
112	Infosys Technologies Ltd. ADR	5,879
96	Reliance Industries Ltd. GDR (e)	7,246
2	Reliance Industries Ltd. GDR (e)	134
		16,886
	Ireland — 0.7%
206	Allied Irish Banks plc	6,253
275	Bank of Ireland	5,910
		12,163
	Italy — 3.8%
1,500	AEM S.p.A.	5,864
339	Banca Popolare di Milano SCRL	5,694
613	Enel S.p.A.	6,965
188	ENI S.p.A.	6,234
265	Fiat S.p.A. (a)	7,790
173	Fondiaria-Sai S.p.A. RNC	7,077
932	Intesa Sanpaolo S.p.A. (a)	7,810
2,774	Telecom Italia S.p.A. RNC	6,776
875	UniCredito Italiano S.p.A.	8,988
		63,198
	Japan — 20.4%
357	Brother Industries Ltd.	4,851
115	Canon, Inc.	6,458
196	Daiichi Sankyo Co., Ltd.	5,850
227	Futaba Industrial Co., Ltd.	5,487
155	Hisamitsu Pharmaceutical Co., Inc.	4,623
176	Honda Motor Co., Ltd.	6,052
626	Itochu Corp.	6,163
1	Japan Tobacco, Inc.	6,462
122	JFE Holdings, Inc.	6,690
149	Joint Corp.	4,907
694	Joyo Bank Ltd. (The)	4,255
662	Kawasaki Kisen Kaisha Ltd.	7,190
1	KDDI Corp.	6,499
288	Komatsu Ltd.	6,808
60	Kyocera Corp.	5,822
225	Kyushu Electric Power Co., Inc.	6,341
119	Makita Corp.	4,509
261	Mitsubishi Corp.	5,559
609	Mitsubishi Electric Corp.	5,903
493	Mitsubishi Gas Chemical Co., Inc.	4,257
1	Mitsubishi UFJ Financial Group, Inc.	11,931
100	Mitsubishi UFJ Lease & Finance Co., Ltd.	4,255
365	Mitsui & Co., Ltd.	6,563
232	Mitsui Fudosan Co., Ltd.	6,772
554	Mitsui OSK Lines Ltd.	6,982
510	Mitsui Trust Holdings, Inc.	4,608
127	Mitsumi Electric Co., Ltd.	4,239
270	Nikon Corp.	6,194
23	Nintendo Co., Ltd.	7,247
734	Nippon Mining Holdings, Inc.	5,891
1,010	Nippon Steel Corp.	6,516
1	Nippon Telegraph & Telephone Corp.	5,610
221	Nissin Kogyo Co., Ltd.	5,869
305	Nomura Holdings, Inc.	5,831
167	Nomura Research Institute Ltd.	4,472
624	NSK Ltd.	6,039
540	NTN Corp.	4,480
744	Obayashi Corp.	4,689
152	Olympus Corp.	5,317
2	Resona Holdings, Inc.	4,265
340	Sekisui House Ltd.	5,018
187	Shimachu Co., Ltd.	5,067
78	Shin-Etsu Chemical Co., Ltd.	5,015
118	Sony Corp.	6,254
135	Sumco Corp.	5,875
642	Sumitomo Chemical Co., Ltd.	4,240
362	Sumitomo Corp.	6,193
1	Sumitomo Mitsui Financial Group, Inc.	5,198
655	Sumitomo Trust & Banking Co., Ltd. (The)	6,397
176	Suzuki Motor Corp.	5,001
1,156	Taiheiyo Cement Corp.	4,953
245	Taiyo Yuden Co., Ltd.	5,384
126	Terumo Corp.	5,100
160	Tokyo Electric Power Co., Inc. (The)	5,301
347	Tokyo Tatemono Co., Ltd.	4,850
306	Toyota Motor Corp.	18,592
821	Yokohama Rubber Co., Ltd. (The)	5,081
		335,975
	Mexico — 0.7%
121	America Movil S.A. de C.V., Series L ADR	6,363
205	Grupo Televisa S.A. ADR	5,761
		12,124
	Netherlands — 4.8%
89	Arcelor Mittal	4,768
250	ASML Holding N.V. (a)	6,784
37	Hunter Douglas N.V.	3,373
224	ING Groep N.V. CVA	10,187
183	Koninklijke Philips Electronics N.V.	7,523

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Netherlands — Continued
76	Nutreco Holding N.V.	5,591
977	Royal Dutch Shell plc, Class B	34,405
368	Royal KPN N.V.	6,241
		78,872
	Norway — 1.5%
205	Norsk Hydro ASA	7,056
513	Orkla ASA	8,180
303	Telenor ASA	5,636
159	Yara International ASA	4,631
		25,503
	Portugal — 0.4%
1,145	Energias de Portugal S.A.	6,264
	Russia — 0.3%
25	MMC Norilsk Nickel ADR	4,851
	Singapore — 1.2%
1,360	CapitaLand Ltd.	7,523
2,258	Neptune Orient Lines Ltd.	5,307
2,749	Singapore Telecommunications Ltd.	5,969
		18,799
	South Korea — 0.4%
20	Samsung Electronics Co., Ltd. GDR (e)	6,263
	Spain — 2.6%
417	Banco Bilbao Vizcaya Argentaria S.A.	9,974
663	Banco Santander Central Hispano S.A.	11,925
1,287	Corp. Mapfre S.A.	6,703
28	Fomento de Construcciones y Contratas S.A.	2,601
484	Telefonica S.A.	10,866
		42,069
	Sweden — 2.4%
130	Alfa Laval AB	7,880
386	Nordea Bank AB	6,671
191	Ssab Svenskt Stal AB, Class A	6,736
160	Swedbank AB, Class A	6,169
1,674	Telefonaktiebolaget LM Ericsson, Class B	6,397
698	TeliaSonera AB	5,647
		39,500
	Switzerland — 9.1%
371	ABB Ltd.	7,412
22	Actelion Ltd. (a)	5,123
174	Credit Suisse Group	13,670
3	Geberit AG	5,710
66	Holcim Ltd.	7,029
99	Julius Baer Holding AG	6,932
43	Nestle S.A.	17,081
277	Novartis AG	16,104
69	Petroplus Holdings AG (a)	5,704
77	Roche Holding AG	14,568
13	St Galler Kantonalbank	6,842
20	Swatch Group AG	5,590
26	Swiss Life Holding	6,638
15	Swisscom AG	5,192
210	UBS AG	13,642
96	Xstrata plc	4,983
25	Zurich Financial Services AG	7,118
		149,338
	Taiwan — 0.7%
371	HON HAI Precision Industry Co., Ltd. GDR	4,939
54	HON HAI Precision Industry Co., Ltd. GDR	722
536	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,647
		11,308
	United Kingdom — 18.3%
339	3i Group plc	7,796
166	Alliance Boots plc	3,695
906	Amlin plc	5,578
149	Anglo American plc	7,865
216	AstraZeneca plc	11,754
396	Aviva plc	6,214
571	Barclays plc	8,249
268	Barratt Developments plc	5,765
177	Bellway plc	5,323
337	BG Group plc	4,851
1,467	BP plc	16,461
646	Bradford & Bingley plc	5,702
211	British Land Co. plc	6,154
1,116	BT Group plc	7,021
602	Centrica plc	4,642
624	GlaxoSmithKline plc	17,994
189	Hammerson plc	5,710
319	HBOS plc	6,840
1,138	HSBC Holdings plc	20,997
418	Hunting plc	6,392
129	Intermediate Capital Group plc	4,825
812	International Power plc	7,104
380	Investec plc	5,373
121	Land Securities Group plc	4,708
2,169	Legal & General Group plc	6,653
559	Man Group plc	6,265

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   69

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
743	Marston’s plc	6,355
447	Mitchells & Butlers plc	7,067
266	Punch Taverns plc	6,879
111	Rio Tinto plc	6,738
2,120	Royal & Sun Alliance Insurance Group plc	6,992
331	Royal Bank of Scotland Group plc	12,679
329	Smith & Nephew plc	4,107
827	Sports Direct International plc (a)	3,927
231	Standard Chartered plc	7,134
593	Taylor Woodrow plc	5,716
726	Tesco plc	6,680
6,055	Vodafone Group plc	17,227
859	Wm Morrison Supermarkets plc	5,239
343	WPP Group plc	5,081
		301,752
	Total Common Stocks (Cost $1,348,066)	1,595,681
	Preferred Stocks — 0.7%
	Germany — 0.7%
67	Fresenius AG	5,618
4	Porsche AG	6,851
	Total Preferred Stocks (Cost $9,362)	12,469
	Total Investments — 97.4% (Cost $1,357,428)	1,608,150
	Other Assets in Excess of Liabilities — 2.6%	42,535
	NET ASSETS — 100.0%	$1,650,685

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	14.0%
Oil, Gas & Consumable Fuels	8.6
Metals & Mining	6.2
Insurance	6.1
Pharmaceuticals	5.5
Capital Markets	4.6
Diversified Telecommunication Services	4.0
Automobiles	3.6
Household Durables	3.1
Real Estate Management & Development	3.1
Machinery	2.9
Electric Utilities	2.6
Wireless Telecommunication Services	2.2
Chemicals	1.9
Food Products	1.8
Electrical Equipment	1.8
Diversified Financial Services	1.8
Semiconductors & Semiconductor Equipment	1.5
Trading Companies & Distributors	1.5
Food & Staples Retailing	1.5
Real Estate Investment Trusts (REITs)	1.4
Communications Equipment	1.3
Health Care Equipment & Supplies	1.3
Beverages	1.2
Marine	1.2
Industrial Conglomerates	1.2
Auto Components	1.2
Construction Materials	1.2
Multi-Utilities	1.1
Media	1.1
Electronic Equipment & Instruments	1.0
IT Services	1.0
Other (less than 1.0%)	7.5

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

JPMorgan Japan Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.7% (l)
		Common Stocks — 100.7%
		Auto Components — 4.0%
98		Denso Corp.	3,447
400		NHK Spring Co., Ltd. (c)	3,437
278		Showa Corp. (c)	3,468
253		Toyota Boshoku Corp. (c)	5,820
			16,172
		Automobiles — 8.4%
200		Honda Motor Co., Ltd.	6,869
800		Nissan Motor Co., Ltd.	8,047
101		Suzuki Motor Corp.	2,871
270		Toyota Motor Corp.	16,400
			34,187
		Capital Markets — 2.0%
734		Japan Asia Investment Co., Ltd.	4,228
216		Nomura Holdings, Inc.	4,130
			8,358
		Chemicals — 3.1%
770		Daicel Chemical Industries Ltd.	5,187
263		Mitsubishi Gas Chemical Co., Inc.	2,271
80		Shin-Etsu Chemical Co., Ltd.	5,163
			12,621
		Commercial Banks — 10.3%
891		Bank of Yokohama Ltd. (The)	6,523
1,087		Kansai Urban Banking Corp. (c)	4,365
1		Mitsubishi UFJ Financial Group, Inc.	10,683
393		Mitsui Trust Holdings, Inc.	3,551
1		Sumitomo Mitsui Financial Group, Inc.	12,230
470		Sumitomo Trust & Banking Co., Ltd. (The)	4,590
			41,942
		Commercial Services & Supplies — 0.9%
300		Park24 Co., Ltd. (c)	3,737
		Computers & Peripherals — 0.9%
120		Seiko Epson Corp. (c)	3,635
		Construction & Engineering — 1.1%
197		Chiyoda Corp. (c)	4,520
		Consumer Finance — 1.0%
15		ORIX Corp.	4,000
		Distributors — 0.8%
150		ABC-Mart, Inc. (c)	3,349
		Diversified Financial Services — 1.5%
100		Diamond Lease Co., Ltd. (c)	4,276
—	(h)	Osaka Securities Exchange Co., Ltd.	2,051
			6,327
		Diversified Telecommunication Services — 2.0%
2		Nippon Telegraph & Telephone Corp.	8,177
		Electrical Equipment — 0.5%
147		Sumitomo Electric Industries Ltd.	2,080
		Electronic Equipment & Instruments — 6.8%
450		Hitachi Ltd.	3,418
100		Horiba Ltd.	3,643
144		Ibiden Co., Ltd.	8,168
63		Murata Manufacturing Co., Ltd.	4,672
78		TDK Corp.	6,727
91		Yaskawa Electric Corp.	1,040
			27,668
		Gas Utilities — 1.2%
1,000		Tokyo Gas Co., Ltd.	5,025
		Health Care Equipment & Supplies — 0.9%
179		Miraca Holdings, Inc. (c)	3,620
		Hotels, Restaurants & Leisure — 1.4%
163		Chimney Co., Ltd. (c)	2,724
139		Resorttrust, Inc. (c)	3,019
			5,743
		Household Durables — 9.5%
400		Arnest One Corp.	4,910
147		Daiwa House Industry Co., Ltd.	2,304
207		Japan General Estate Co., Ltd. (The) (c)	4,510
341		Matsushita Electric Industrial Co., Ltd.	6,575
370		Sekisui House Ltd.	5,461
176		Sony Corp. (c)	9,359
110		Token Corp. (c)	5,510
			38,629
		Leisure Equipment & Products — 1.7%
170		FUJIFILM Holdings Corp.	7,003
		Machinery — 2.5%
172		Hitachi Construction Machinery Co., Ltd.	5,352
201		Komatsu Ltd.	4,757
			10,109
		Marine — 0.6%
200		Mitsui OSK Lines Ltd.	2,520
		Metals & Mining — 1.6%
1,256		Sumitomo Metal Industries Ltd.	6,377
		Multiline Retail — 1.2%
284		Izumi Co., Ltd. (c)	4,919

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   71

JPMorgan Japan Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Office Electronics — 2.4%
179		Canon, Inc.	10,015
		Oil, Gas & Consumable Fuels — 2.1%
1		Inpex Holdings, Inc.	8,439
		Pharmaceuticals — 6.5%
352		Daiichi Sankyo Co., Ltd.	10,487
86		Santen Pharmaceutical Co., Ltd.	2,345
367		Shionogi & Co., Ltd. (c)	7,152
100		Takeda Pharmaceutical Co., Ltd.	6,483
			26,467
		Real Estate Investment Trusts (REITs) — 3.6%
1		Creed Office Investment Corp.	3,935
—	(h)	Kenedix Realty Investment Corp. (c)	2,101
—	(h)	New City Residence Investment Corp.	2,270
1		Nippon Commercial Investment Corp.	3,551
—	(h)	Top REIT, Inc.	2,811
			14,668
		Real Estate Management & Development — 2.3%
58		Sumitomo Real Estate Sales Co., Ltd.	4,599
172		Tokyo Tatemono Co., Ltd. (c)	2,404
192		Urban Corp.	2,523
			9,526
		Road & Rail — 3.5%
1		East Japan Railway Co.	8,109
1,200		Sankyu, Inc. (c)	6,351
			14,460
		Semiconductors & Semiconductor Equipment — 4.1%
80		Mimasu Semiconductor Industry Co., Ltd.	1,696
51		Miraial Co., Ltd.	5,347
130		Sumco Corp. (c)	5,653
59		Tokyo Electron Ltd.	4,092
			16,788
		Specialty Retail — 2.2%
100		USS Co., Ltd. (c)	6,309
100		Xebio Co., Ltd.	2,584
			8,893
		Tobacco — 1.6%
1		Japan Tobacco, Inc.	6,384
		Trading Companies & Distributors — 5.7%
620		Itochu Corp.	6,104
326		Mitsubishi Corp.	6,958
200		Mitsui & Co., Ltd.	3,596
400		Sumitomo Corp. (c)	6,851
			23,509
		Wireless Telecommunication Services — 2.8%
1		KDDI Corp.	6,421
3		NTT DoCoMo, Inc.	5,237
			11,658
		Total Long-Term Investments (Cost $379,554)	411,525

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 11.7%
	Certificates of Deposit — 8.4%
4,550	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	4,550
7,250	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	7,250
4,500	Natexis Banques Populaires, New York, FRN, 5.34%, 08/07/07	4,500
7,000	Skandia, New York, FRN, 5.33%, 08/27/07	7,000
4,000	Societe Generale, New York, FRN, 5.31%, 06/20/07	4,000
7,000	Toronto Dominion Bank, New York, FRN, 5.32%, 05/29/07	7,000
		34,300
	Repurchase Agreement — 1.3%
5,306	Banc of America Securities LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $5,307, collateralized by U.S. Government Agency Mortgages	5,306
	Time Deposit — 2.0%
8,000	Lehman Brothers Bankhaus AG, FRN, 5.34%, 12/11/07	8,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $47,606)	47,606
	Total Investments — 112.4% (Cost $427,160)	459,131
	Liabilities in Excess of Other Assets — (12.4)%	(50,593)
	NET ASSETS — 100.0%	$408,538

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

JPMorgan International Equity Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

ABBREVIATIONS:

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(e)	—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.
(f)	—	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands):

Fund	Market Value		Percentage
International Equity Fund	$—	(h)	—	%(g)
International Equity Index Fund	—	(h)	—	(g)
International Value Fund	—	(h)	—	(g)
Intrepid European Fund	—	(h)	—	(g)

In addition, the market value and percentage of the investments that are fair valued under the fair valuation policy for the international investments as described in Note 2A (amounts in thousands) are as follows:

Fund	Market Value	Percentage
Asia Equity Fund	$337,746	90.3%
Emerging Markets Equity Fund	281,494	60.6
International Equity Fund	4,130,818	95.7
International Equity Index Fund	1,556,218	96.0
International Growth Fund	3,306	96.6
International Opportunities Fund	175,076	91.7
International Realty Fund	13,070	75.8
International Value Fund	540,055	90.4
Intrepid European Fund	822,009	93.6
Intrepid International Fund	1,543,457	93.5
Japan Fund	411,525	100.7

(g)	—	Amount rounds to less than 0.1%.
(h)	—	Amount rounds to less than one thousand.
(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	—	All or a portion of these securities are segregated for current or potential holdings with the custodian for forward foreign currency contracts.
(n)	—	The rate shown is the effective yield at the date of purchase.
ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CVA	—	Dutch Certification
DKK	—	Danish Krone
EUR	—	Euro
FDR	—	Fiduciary Depositary Receipts
FRN	—	Floating Rate Note. The rate shown is the rate in effect as of April 30, 2007.
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
ILS	—	Israeli Shekel
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
RNC	—	Risparmio Non-Convertible Savings Shares
SDR	—	Special Drawing Rights
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
ZAR	—	South African Rand

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   73

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands, except per share amounts)

	Asia Equity Fund	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund		International Growth Fund
ASSETS:
Investments in non-affiliates, at value	$360,288	$453,554	$4,987,144	$1,758,746		$3,427
Repurchase agreements, at value	—	12,627	255,896	217,009		—
Total investment securities, at value	360,288	466,181	5,243,040	1,975,755		3,427
Cash	15,523	9,143	6,082	11		7
Foreign currency, at value	1,963	1,575	4,043	4,956		4
Receivables:
Investment securities sold	348	111	3,762	5,516		15
Fund shares sold	653	1,471	1,567	1,609		—
Interest and dividends	846	617	16,103	4,638		8
Tax reclaims	—	1	794	267		6
Prepaid expenses and other assets	—	—	—	—	(a)	9
Total Assets	379,621	479,099	5,275,391	1,992,752		3,476

LIABILITIES:
Payables:
Investment securities purchased	5,131	112	3,773	2,590		15
Interfund lending	—	—	—	2,516		—
Collateral for securities lending program	—	13,027	944,679	363,821		—
Fund shares redeemed	44	571	7,401	973		—
India capital gains tax	—	134	—	—		—
Variation margin on futures contracts	—	—	—	17		—
Accrued liabilities:
Investment advisory fees	298	395	2,466	732		—
Administration fees	22	41	320	143		—
Shareholder servicing fees	71	83	709	65		—
Distribution fees	2	17	76	50		1
Custodian and accounting fees	64	65	326	141		6
Trustees’ and Officers’ fees	1	1	14	2		—	(a)
Other	48	110	260	132		32
Total Liabilities	5,681	14,556	960,024	371,182		54
Net Assets	$373,940	$464,543	$4,315,367	$1,621,570		$3,422

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	Asia Equity Fund	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund	International Growth Fund
NET ASSETS:
Paid in capital	$263,347	$326,648	$2,756,155	$854,690	$2,276
Accumulated undistributed (distributions in excess of) net investment income	(567)	(260)	17,043	1	(21)
Accumulated net realized gains (losses)	37,554	(42,358)	165,548	26,183	211
Net unrealized appreciation (depreciation)	73,606	180,513	1,376,621	740,696	956
Total Net Assets	$373,940	$464,543	$4,315,367	$1,621,570	$3,422
Net Assets:
Class A	$12,428	$37,628	$167,270	$122,308	$2,646
Class B	—	10,737	12,988	22,918	776
Class C	—	4,767	54,872	19,547	—
R Class	—	—	52,490	—	—
Select Class	314,308	280,550	4,027,747	1,456,797	—
Institutional Class	47,204	130,861	—	—	—
Total	$373,940	$464,543	$4,315,367	$1,621,570	$3,422

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	393	1,905	4,217	4,060	215
Class B	—	549	330	811	65
Class C	—	244	1,401	665	—
R Class	—	—	1,319	—	—
Select Class	9,858	14,042	101,234	48,104	—
Institutional Class	1,477	6,489	—	—	—

Net Asset Value:
Class A — Redemption price per share	$31.64	$19.75	$39.67	$30.12	$12.30
Class B — Offering price per share (b)	—	19.57	39.32	28.25	12.01
Class C — Offering price per share (b)	—	19.50	39.15	29.41	—
R Class — Offering price per share	—	—	39.79	—	—
Select Class — Offering and redemption price per share	31.88	19.98	39.79	30.28	—
Institutional Class — Offering and redemption price per share	31.95	20.17	—	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$33.39	$20.84	$41.87	$31.79	$12.98

Cost of investments	$286,682	$285,528	$3,866,427	$1,235,596	$2,471
Cost of foreign currency	1,969	1,580	4,023	4,938	4
Market value of securities on loan	—	12,194	901,412	338,959	—

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   75

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	International Opportunities Fund	International Realty Fund		International Value Fund	Intrepid European Fund	Intrepid International Fund	Japan Fund
ASSETS:
Investments in non-affiliates, at value	$184,581	$14,777		$584,503	$850,836	$1,608,150	$453,825
Investments in affiliates, at value	6,613	—		11,524	—	—	—
Repurchase agreements, at value	40,166	—		127,813	148,593	—	5,306
Total investment securities, at value	231,360	14,777		723,840	999,429	1,608,150	459,131
Cash	137	1,866		149	36,733	38,176	—
Foreign currency, at value	500	818		1,871	6,983	1,730	124
Deposits with broker for futures contracts	—	—		—	1,327	—	—
Receivables:
Investment securities sold	2,663	—	(a)	14,303	14,977	16,088	19,496
Fund shares sold	178	1,205		3,023	4,778	5,559	195
Interest and dividends	951	24		3,173	3,362	6,023	3,077
Tax reclaims	15	—		36	188	742	—
Variation margin on futures contracts	—	—		80	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	843	137		3,639	—	—	—
Due from advisor	—	45		—	—	—	—
Total Assets	236,647	18,872		750,114	1,067,777	1,676,468	482,023

LIABILITIES:
Payables:
Due to custodian	—	—		—	—	—	18,781
Investment securities purchased	711	1,443		7,480	9,862	23,825	3,083
Collateral for securities lending program	43,766	—		140,596	177,367	—	47,606
Fund shares redeemed	32	—		401	1,058	292	3,336
Variation margin on futures contracts	6	—		—	72	—	—
Unrealized depreciation on forward foreign currency exchange contracts	1,020	134		3,870	—	—	—
Accrued liabilities:
Investment advisory fees	92	—		282	456	1,111	382
Administration fees	16	—		49	73	104	41
Shareholder servicing fees	17	2		108	146	279	96
Distribution fees	4	3		24	105	5	22
Custodian and accounting fees	24	12		8	63	113	50
Trustees’ and Officers’ fees	1	—	(a)	1	2	2	2
Other	95	35		72	18	52	86
Total Liabilities	45,784	1,629		152,891	189,222	25,783	73,485
Net Assets	$190,863	$17,243		$597,223	$878,555	$1,650,685	$408,538

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	International Opportunities Fund	International Realty Fund	International Value Fund	Intrepid European Fund	Intrepid International Fund	Japan Fund
NET ASSETS:
Paid in capital	$204,419	$16,579	$488,827	$682,229	$1,388,435	$413,573
Accumulated undistributed (distributions in excess of) net investment income	594	15	3,589	5,262	7,348	(3,789)
Accumulated net realized gains (losses)	(53,906)	42	27,862	46,257	4,097	(33,145)
Net unrealized appreciation (depreciation)	39,756	607	76,945	144,807	250,805	31,899
Total Net Assets	$190,863	$17,243	$597,223	$878,555	$1,650,685	$408,538

Net Assets:
Class A	$13,172	$5,262	$61,652	$281,819	$15,502	$63,012
Class B	1,777	—	11,485	32,469	—	6,433
Class C	—	5,393	9,977	52,100	3,389	7,288
R Class	—	1,514	—	—	—	—
Select Class	62,331	5,074	435,015	269,045	1,392,159	331,805
Institutional Class	113,583	—	79,094	243,122	239,635	—
Total	$190,863	$17,243	$597,223	$878,555	$1,650,685	$408,538

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	768	308	3,242	9,023	626	6,609
Class B	104	—	614	1,119	—	724
Class C	—	317	536	1,806	138	821
R Class	—	89	—	—	—	—
Select Class	3,598	297	22,721	8,541	55,503	34,837
Institutional Class	6,523	—	4,115	7,624	9,536	—

Net Asset Value:
Class A — Redemption price per share	$17.16	$17.06	$19.01	$31.23	$24.76	$9.53
Class B — Offering price per share (b)	17.02	—	18.72	29.01	—	8.89
Class C — Offering price per share (b)	—	17.03	18.62	28.85	24.61	8.88
R Class — Offering price per share	—	17.08	—	—	—	—
Select Class — Offering and redemption price per share	17.33	17.07	19.15	31.50	25.08	9.52
Institutional Class — Offering and redemption price per share	17.41	—	19.22	31.89	25.13	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$18.11	$18.01	$20.06	$32.96	$26.13	$10.06

Cost of investments	$191,581	$14,172	$646,769	856,073	$1,357,428	$427,160
Cost of foreign currency	497	818	1,871	6,983	1,731	123
Market value of securities on loan	41,595	—	128,725	163,230	—	45,264

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   77

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

	Asia Equity Fund	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund	International Growth Fund
INVESTMENT INCOME:
Dividend income	$2,386	$4,044	$47,407	$18,242	$30
Dividend income from affiliates (a)	—	—	—	324	—
Interest income	4	196	249	44	— (b)
Income from securities lending (net)	—	10	1,530	683	—
Foreign taxes withheld	(171)	(155)	(3,514)	(1,805)	(6)
Total investment income	2,219	4,095	45,672	17,488	24

EXPENSES:
Investment advisory fees	1,668	2,229	17,318	4,030	13
Administration fees	167	224	2,172	736	2
Distribution fees:
Class A	13	38	192	138	3
Class B	—	37	46	81	3
Class C	—	12	187	60	—
Shareholder servicing fees:
Class A	13	38	192	138	3
Class B	—	12	15	27	1
Class C	—	4	62	20	—
R Class	—	—	11	—	—
Select Class	352	361	5,090	1,647	—
Institutional Class	21	57	—	—	—
Custodian and accounting fees	232	279	1,003	489	26
Interest expense	—	—	—	— (b)	—
Professional fees	31	35	51	45	34
Trustees’ and Officers’ fees	2	3	22	10	— (b)
Printing and mailing costs	18	34	195	35	6
Registration and filing fees	13	34	18	26	12
Transfer agent fees	38	80	411	225	6
Other	3	6	43	23	1
Total expenses	2,571	3,483	27,028	7,730	110
Less amounts waived	(88)	—	(3,682)	(1,400)	(18)
Less expense reimbursements	—	—	—	—	(58)
Less reimbursement for legal matters	—	—	(1)	(1)	—
Net expenses	2,483	3,483	23,345	6,329	34
Net investment income (loss)	(264)	612	22,327	11,159	(10)

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	Asia Equity Fund	Emerging Markets Equity Fund		International Equity Fund	International Equity Index Fund	International Growth Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$38,130	$6,845		$174,335	$26,963	$221
Futures	—	—		—	944	—
Foreign currency transactions	(68)	52		1,136	296	1
Net realized gain (loss)	38,062	6,897		175,471	28,203	222

Change in net unrealized appreciation (depreciation) of:
Investments	27,914	76,019	(c)	242,755	182,951	111
Futures	—	—		—	28	—
Foreign currency translations	2	(7)		(75)	(13)	—	(b)
Change in net unrealized appreciation (depreciation)	27,916	76,012		242,680	182,966	111
Net realized/unrealized gains (losses)	65,978	82,909		418,151	211,169	333
Change in net assets resulting from operations	$65,714	$83,521		$440,478	$222,328	$323

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.
(b)	Amount rounds to less than $1,000.
(c)	Net of deferred India country tax of approximately $134,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   79

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2007 (unless otherwise stated) (Unaudited) (continued)

(Amounts in thousands)

	International Opportunities Fund		International Realty Fund (a)	International Value Fund		Intrepid European Fund	Intrepid International Fund	Japan Fund
INVESTMENT INCOME:
Dividend income	$2,195		$68	$6,883		$9,370	$17,554	$4,481
Dividend income from affiliates (b)	127		—	466		—	—	—
Interest income	—	(c)	—	19		713	376	—
Income from securities lending (net)	70		—	83		246	—	422
Foreign taxes withheld	(166)		(7)	(547)		(766)	(1,470)	(314)
Total investment income	2,226		61	6,904		9,563	16,460	4,589

EXPENSES:
Investment advisory fees	503		25	1,347		2,305	5,426	3,520
Administration fees	84		3	226		356	642	352
Distribution fees:
Class A	15		1	52		257	15	89
Class B	6		—	35		102	—	25
Class C	—		4	21		140	9	24
Shareholder servicing fees:
Class A	15		1	52		257	15	89
Class B	2		—	12		34	—	8
Class C	—		1	7		47	3	8
R Class	—		— (c)	—		—	—	—
Select Class	73		4	413		287	1,283	775
Institutional Class	48		—	31		105	118	—
Custodian and accounting fees	67		42	152		201	310	152
Interest expense	—		—	—		—	—	101
Professional fees	37		50	44		40	40	26
Trustees’ and Officers’ fees	—	(c)	— (c)	2		4	7	5
Printing and mailing costs	9		16	27		33	32	48
Registration and filing fees	20		54	32		41	10	21
Transfer agent fees	41		13	50		135	64	135
Other	—		6	8		9	13	8
Total expenses	920		220	2,511		4,353	7,987	5,386
Less amounts waived	(44)		(29)	—	(c)	—	(276)	—
Less earnings credits	—		—	—		—	(1)	— (b)
Less expense reimbursements	—		(154)	—		—	—	—
Net expenses	876		37	2,511		4,353	7,710	5,386
Net investment income (loss)	1,350		24	4,393		5,210	8,750	(797)

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	International Opportunities Fund	International Realty Fund (a)	International Value Fund	Intrepid European Fund	Intrepid International Fund	Japan Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$13,551	$54	$28,234	$50,560	$15,403	$5,727
Futures	(82)	—	678	(2,722)	—	—
Foreign currency transactions	(126)	(12)	(443)	(178)	(180)	1,526
Net realized gain (loss)	13,343	42	28,469	47,660	15,223	7,253

Change in net unrealized appreciation (depreciation) of:
Investments	10,228	605	32,211	65,721	149,564	(11,546)
Futures	146	—	79	1,331	—	—
Foreign currency translations	(299)	2	(510)	12	86	(152)
Change in net unrealized appreciation (depreciation)	10,075	607	31,780	67,064	149,650	(11,698)
Net realized/unrealized gains (losses)	23,418	649	60,249	114,724	164,873	(4,445)
Change in net assets resulting from operations	$24,768	$673	$64,642	$119,934	$173,623	$(5,242)

(a)	Commencement of operations was November 30, 2006.
(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Asia Equity Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(264)	$1,567	$612	$1,891
Net realized gain (loss)	38,062	4,817	6,897	799
Change in net unrealized appreciation (depreciation)	27,916	39,023	76,012	78,478
Change in net assets from operations	65,714	45,407	83,521	81,168

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(18)	(17)	(88)	(21)
From net realized gains	(151)	(113)	—	—
Class C
From net investment income	—	—	(8)	—
Select Class
From net investment income	(948)	(659)	(1,388)	(439)
From net realized gains	(4,587)	(3,218)	—	—
Institutional Class
From net investment income	(224)	(61)	(647)	(258)
From net realized gains	(749)	(314)	—	—
Total distributions to shareholders	(6,677)	(4,382)	(2,131)	(718)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	17,272	176,185	(9,028)	110,320

NET ASSETS:
Change in net assets	76,309	217,210	72,362	190,770
Beginning of period	297,631	80,421	392,181	201,411
End of period	$373,940	$297,631	$464,543	$392,181
Accumulated undistributed (distributions in excess of) net investment income	$(567)	$887	$(260)	$1,259

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Period Ended 10/31/2006 (a)	Year Ended 6/30/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,327	$54,828	$11,159	$4,723	$22,191
Net realized gain (loss)	175,471	188,579	28,203	8,143	34,464
Change in net unrealized appreciation (depreciation)	242,680	550,234	182,966	95,755	206,792
Change in net assets from operations	440,478	793,641	222,328	108,621	263,447

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(260)	(1,594)	(2,085)	—	(1,058)
From net realized gains	(6,336)	(2,257)	(597)	—	—
Class B
From net investment income	(4)	(87)	(302)	—	(210)
From net realized gains	(517)	(217)	(129)	—	—
Class C
From net investment income	(19)	(353)	(203)	—	(93)
From net realized gains	(2,041)	(467)	(85)	—	—
R Class
From net investment income	(153)	(165)	—	—	—
From net realized gains	(1,487)	—	—	—	—
Select Class
From net investment income	(11,533)	(55,148)	(27,193)	—	(17,661)
From net realized gains	(176,774)	(43,903)	(7,136)	—	—
Total distributions to shareholders	(199,124)	(104,191)	(37,730)	—	(19,022)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(253,450)	951,792	67,134	(24,048)	92,340

NET ASSETS:
Change in net assets	(12,096)	1,641,242	251,732	84,573	336,765
Beginning of period	4,327,463	2,686,221	1,369,838	1,285,265	948,500
End of period	$4,315,367	$4,327,463	$1,621,570	$1,369,838	$1,285,265
Accumulated undistributed (distributions in excess of) net investment income	$17,043	$6,685	$1	$18,625	$13,802

(a)	The Fund changed its fiscal year end from June 30 to October 31.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Growth Fund		International Opportunities Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(10)	$(14)	$1,350	$1,586
Net realized gain (loss)	222	1,141	13,343	37,741
Change in net unrealized appreciation (depreciation)	111	(125)	10,075	(1,857)
Change in net assets from operations	323	1,002	24,768	37,470

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(23)	—	(124)	(115)
From net realized gains	(216)	—	—	—
Class B
From net investment income	(3)	—	(10)	(11)
From net realized gains	(65)	—	—	—
Select Class
From net investment income	—	—	(722)	(1,315)
Institutional Class
From net investment income	—	—	(1,268)	(1,174)
Total distributions to shareholders	(307)	—	(2,124)	(2,615)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	307	(3,002)	22,823	(30,265)

NET ASSETS:
Change in net assets	323	(2,000)	45,467	4,590
Beginning of period	3,099	5,099	145,396	140,806
End of period	$3,422	$3,099	$190,863	$145,396
Accumulated undistributed (distributions in excess of) net investment income	$(21)	$15	$594	$1,368

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	International Realty Fund (a)	International Value Fund
	Period Ended 4/30/2007 (Unaudited)	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24	$4,393	$4,939
Net realized gain (loss)	42	28,469	19,213
Change in net unrealized appreciation (depreciation)	607	31,780	32,152
Change in net assets from operations	673	64,642	56,304

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	— (b)	(310)	(45)
Class B
From net investment income	—	(68)	(15)
Class C
From net investment income	— (b)	(51)	—
R Class
From net investment income	(1)	—	—
Select Class
From net investment income	(8)	(3,635)	(785)
Institutional Class
From net investment income	—	(743)	(548)
Total distributions to shareholders	(9)	(4,807)	(1,393)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	16,579	193,239	198,135

NET ASSETS:
Change in net assets	17,243	253,074	253,046
Beginning of period	—	344,149	91,103
End of period	$17,243	$597,223	$344,149
Accumulated undistributed (distributions in excess of) net investment income	$15	$3,589	$4,003

(a)	Commencement of operations was November 30, 2006.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   85

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid European Fund		Intrepid International Fund (a)
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,210	$5,094	$8,750	$8,143
Net realized gain (loss)	47,660	29,752	15,223	10,135
Change in net unrealized appreciation (depreciation)	67,064	67,961	149,650	79,361
Change in net assets from operations	119,934	102,807	173,623	97,639

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,346)	(249)	(62)	(27)
From net realized gains	(8,300)	(5,051)	—	—
Class B
From net investment income	(93)	(30)	—	—
From net realized gains	(1,305)	(1,874)	—	—
Class C
From net investment income	(205)	(15)	(14)	—
From net realized gains	(1,561)	(562)	—	—
Select Class
From net investment income	(1,616)	(763)	(7,852)	—
From net realized gains	(9,402)	(10,107)	—	—
Institutional Class
From net investment income	(1,991)	(635)	(1,674)	(1,598)
From net realized gains	(9,787)	(6,360)	—	—
Total distributions to shareholders	(35,606)	(25,646)	(9,602)	(1,625)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	219,364	325,403	454,329	830,023

NET ASSETS:
Change in net assets	303,692	402,564	618,350	926,037
Beginning of period	574,863	172,299	1,032,335	106,298
End of period	$878,555	$574,863	$1,650,685	$1,032,335
Accumulated undistributed (distributions in excess of) net investment income	$5,262	$5,303	$7,348	$8,200

(a) Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	Japan Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(797)	$(1,595)
Net realized gain (loss)	7,253	(39,505)
Change in net unrealized appreciation (depreciation)	(11,698)	24,964
Change in net assets from operations	(5,242)	(16,136)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	—	(4,432)
Class B
From net realized gains	—	(49)
Select Class
From net investment income	(2,100)	—
Total distributions to shareholders	(2,100)	(4,481)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(490,982)	724,994

NET ASSETS:
Change in net assets	(498,324)	704,377
Beginning of period	906,862	202,485
End of period	$408,538	$906,862
Accumulated undistributed (distributions in excess of) net investment income	$(3,789)	$(892)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   87

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Asia Equity Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,414	$5,686	$10,670	$21,007
Dividends reinvested	126	110	78	16
Cost of shares redeemed	(1,165)	(1,898)	(4,292)	(7,943)
Redemption fees	— (a)	1	1	2
Change in net assets from Class A capital transactions	$3,375	$3,899	$6,457	$13,082

Class B
Proceeds from shares issued	$—	$—	$1,706	$6,116
Cost of shares redeemed	—	—	(1,571)	(1,926)
Redemption fees	—	—	— (a)	1
Change in net assets from Class B capital transactions	$—	$—	$135	$4,191

Class C
Proceeds from shares issued	$—	$—	$2,664	$1,884	(b)
Dividends reinvested	—	—	7	—
Cost of shares redeemed	—	—	(339)	(120	)(b)
Redemption fees	—	—	— (a)	—	(a)(b)
Change in net assets from Class C capital transactions	$—	$—	$2,332	$1,764

Select Class
Proceeds from shares issued	$38,235	$220,431	$53,279	$134,767
Dividends reinvested	584	2,198	301	130
Cost of shares redeemed	(45,263)	(59,570)	(90,222)	(51,416)
Redemption fees	1	34	6	26
Change in net assets from Select Class capital transactions	$(6,443)	$163,093	$(36,636)	$83,507

Institutional Class
Proceeds from shares issued	$26,108	$12,919	$25,633	$14,848
Dividends reinvested	478	244	506	205
Cost of shares redeemed	(6,246)	(3,974)	(7,458)	(7,287)
Redemption fees	— (a)	4	3	10
Change in net assets from Institutional Class capital transactions	$20,340	$9,193	$18,684	$7,776

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	Asia Equity Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	149	238	571	1,406
Reinvested	5	5	4	1
Redeemed	(39)	(78)	(236)	(527)
Change in Class A Shares	115	165	339	880

Class B
Issued	—	—	93	417
Redeemed	—	—	(86)	(131)
Change in Class B Shares	—	—	7	286

Class C
Issued	—	—	146	125	(b)
Reinvested	—	—	— (a)	—
Redeemed	—	—	(19)	(8	)(b)
Change in Class C Shares	—	—	127	117

Select Class
Issued	1,261	9,247	2,863	9,008
Reinvested	20	96	17	9
Redeemed	(1,562)	(2,411)	(4,699)	(3,510)
Change in Select Class Shares	(281)	6,932	(1,819)	5,507

Institutional Class
Issued	918	533	1,381	976
Reinvested	17	11	28	15
Redeemed	(212)	(156)	(403)	(479)
Change in Institutional Class Shares	723	388	1,006	512

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   89

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Fund			International Equity Index Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006		Six Months Ended 4/30/2007 (Unaudited)	Period Ended 10/31/2006 (a)	Year Ended 6/30/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$37,882	$60,687		$32,492	$12,632	$41,841
Dividends reinvested	4,340	1,953		2,333	—	911
Cost of shares redeemed	(24,833)	(77,282)		(17,881)	(9,780)	(23,029)
Redemption fees	3	7		2	—	2
Change in net assets from Class A capital transactions	$17,392	$(14,635)		$16,946	$2,852	$19,725

Class B
Proceeds from shares issued	$1,559	$4,063		$3,163	$1,173	$9,510
Dividends reinvested	411	256		400	—	194
Cost of shares redeemed	(1,405)	(7,150)		(3,564)	(2,829)	(5,219)
Redemption fees	— (b)	1		— (b)	—	1
Change in net assets from Class B capital transactions	$565	$(2,830)		$(1)	$(1,656)	$4,486

Class C
Proceeds from shares issued	$9,528	$19,996		$5,141	$946	$4,201
Dividends reinvested	761	237		248	—	82
Cost of shares redeemed	(4,346)	(5,939)		(1,769)	(839)	(2,958)
Redemption fees	1	2		— (b)	—	1
Change in net assets from Class C capital transactions	$5,944	$14,296		$3,620	$107	$1,326

R Class
Proceeds from shares issued	$25,060	$28,908	(c)	$—	$—	$—
Dividends reinvested	1,640	165	(c)	—	—	—
Cost of shares redeemed	(7,487)	(538	)(c)	—	—	—
Redemption fees	1	1	(c)	—	—	—
Change in net assets from R Class capital transactions	$19,214	28,536		$—	$—	$—

Select Class
Proceeds from shares issued	$212,551	$876,477		$144,926	$28,636	$261,045
Subscriptions in-kind (Note 9)	—	841,540		—	—	—
Dividends reinvested	49,877	32,762		2,692	—	143
Cost of shares redeemed	(559,068)	(824,562)		(101,071)	(53,987)	(194,423)
Redemption fees	75	208		22	—	38
Change in net assets from Select Class capital transactions	$(296,565)	$926,425		$46,569	$(25,351)	$66,803

(a)	The Fund changed its fiscal year end from June 30 to October 31.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	International Equity Fund			International Equity Index Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006		Six Months Ended 4/30/2007 (Unaudited)	Period Ended 10/31/2006 (a)	Year Ended 6/30/2006
SHARE TRANSACTIONS:
Class A
Issued	996	1,753		1,157	499	1,806
Reinvested	116	59		85	—	40
Redeemed	(653)	(2,220)		(629)	(400)	(1,001)
Change in Class A Shares	459	(408)		613	99	845

Class B
Issued	41	118		119	50	439
Reinvested	11	8		15	—	9
Redeemed	(37)	(218)		(133)	(122)	(241)
Change in Class B Shares	15	(92)		1	(72)	207

Class C
Issued	254	582		185	38	183
Reinvested	21	7		9	—	4
Redeemed	(116)	(174)		(64)	(34)	(133)
Change in Class C Shares	159	415		130	4	54

R Class
Issued	659	821	(b)	—	—	—
Reinvested	44	4	(b)	—	—	—
Redeemed	(195)	(14	)(b)	—	—	—
Change in R Class Shares	508	811		—	—	—

Select Class
Issued	5,593	25,392		5,107	1,132	11,321
Subscriptions in-kind (Note 9)	—	24,614		—	—	—
Reinvested	1,331	992		96	—	6
Redeemed	(14,605)	(23,631)		(3,540)	(2,124)	(8,565)
Change in Select Class Shares	(7,681)	27,367		1,663	(992)	2,762

(a)	The Fund changed its fiscal year end from June 30 to October 31.
(b)	Commencement of offering of class of shares effective May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   91

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Growth Fund		International Opportunities Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$14	$1,372	$2,639
Dividends reinvested	239	—	117	104
Cost of shares redeemed	—	(2,514)	(1,185)	(1,682)
Redemption fees	—	—	— (a)	1
Change in net assets from Class A capital transactions	$239	$(2,500)	$304	$1,062

Class B
Proceeds from shares issued	$—	$23	$339	$554
Dividends reinvested	68	—	9	10
Cost of shares redeemed	—	(525)	(177)	(440)
Redemption fees	—	—	— (a)	— (a)
Change in net assets from Class B capital transactions	$68	$(502)	$171	$124

Select Class
Proceeds from shares issued	$—	$—	$2,417	$2,756
Dividends reinvested	—	—	538	901
Cost of shares redeemed	—	—	(3,763)	(39,041)
Redemption fees	—	—	— (a)	4
Change in net assets from Select Class capital transactions	$—	$—	$(808)	$(35,380)

Institutional Class
Proceeds from shares issued	$—	$—	$33,569	$36,947
Dividends reinvested	—	—	736	486
Cost of shares redeemed	—	—	(11,149)	(33,508)
Redemption fees	—	—	— (a)	4
Change in net assets from Institutional Class capital transactions	$—	$—	$23,156	$3,929

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	International Growth Fund		International Opportunities Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	—	1	85	191
Reinvested	21	—	8	8
Redeemed	—	(215)	(75)	(125)
Change in Class A Shares	21	(214)	18	74

Class B
Issued	—	2	21	40
Reinvested	6	—	— (a)	1
Redeemed	—	(45)	(11)	(32)
Change in Class B Shares	6	(43)	10	9

Select Class
Issued	—	—	154	209
Reinvested	—	—	34	72
Redeemed	—	—	(234)	(2,937)
Change in Select Class Shares	—	—	(46)	(2,656)

Institutional Class
Issued	—	—	2,079	2,640
Reinvested	—	—	47	39
Redeemed	—	—	(684)	(2,499)
Change in Institutional Class Shares	—	—	1,442	180

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   93

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Realty Fund (a)		International Value Fund
	Period Ended 4/30/2007 (Unaudited)		Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,414		$36,922	$20,265
Dividends reinvested	—	(b)	208	32
Cost of shares redeemed	(240)		(3,981)	(2,597)
Redemption fees	1		2	2
Change in net assets from Class A capital transactions	$5,175		$33,151	$17,702

Class B
Proceeds from shares issued	$—		$3,151	$6,238
Dividends reinvested	—		56	12
Cost of shares redeemed	—		(773)	(803)
Redemption fees	—		— (b)	1
Change in net assets from Class B capital transactions	$—		$2,434	$5,448

Class C
Proceeds from shares issued	$5,439		$7,697	$1,664	(c)
Dividends reinvested	—	(b)	27	—	(c)
Cost of shares redeemed	(127)		(152)	(31	)(c)
Redemption fees	1		— (b)	—	(b)(c)
Change in net assets from Class C capital transactions	$5,313		$7,572	$1,633

R Class
Proceeds from shares issued	$1,492		$—	$—
Dividends reinvested	—	(b)	—	—
Redemption fees	—	(b)	—	—
Change in net assets from R Class capital transactions	$1,492		$—	$—

Select Class
Proceeds from shares issued	$4,619		$167,678	$196,151
Dividends reinvested	8		473	381
Cost of shares redeemed	(29)		(37,020)	(28,777)
Redemption fees	1		13	21
Change in net assets from Select Class capital transactions	$4,599		$131,144	$167,776

Institutional Class
Proceeds from shares issued	$—		$21,678	$15,457
Dividends reinvested	—		410	368
Cost of shares redeemed	—		(3,153)	(10,256)
Redemption fees	—		3	7
Change in net assets from Institutional Class capital transactions	$—		$18,938	$5,576

(a)	Commencement of operations was November 30, 2006.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective July 11, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	International Realty Fund (a)		International Value Fund
	Period Ended 4/30/2007 (Unaudited)		Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	322		2,070	1,319
Reinvested	—	(b)	12	2
Redeemed	(14)		(222)	(169)
Change in Class A Shares	308		1,860	1,152

Class B
Issued	—		179	422
Reinvested	—		3	1
Redeemed	—		(44)	(53)
Change in Class B Shares	—		138	370

Class C
Issued	324		439	105	(c)
Reinvested	—	(b)	2	—	(c)
Redeemed	(7)		(8)	(2	)(c)
Change in Class C Shares	317		433	103

R Class
Issued	89		—	—
Reinvested	—	(b)	—	—
Change in R Class Shares	89		—	—

Select Class
Issued	298		9,264	13,209
Reinvested	1		27	28
Redeemed	(2)		(2,078)	(1,860)
Change in Select Class Shares	297		7,213	11,377

Institutional Class
Issued	—		1,191	1,000
Reinvested	—		23	27
Redeemed	—		(174)	(679)
Change in Institutional Class Shares	—		1,040	348

(a)	Commencement of operations was November 30, 2006.
(b)	Amount rounds to less than 1,000.
(c)	Commencement of offering of class of shares effective July 11, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   95

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid European Fund		Intrepid International Fund (a)
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$123,935	$105,572	$7,178	$10,297
Dividends reinvested	8,433	4,518	55	21
Cost of shares redeemed	(23,044)	(15,558)	(6,121)	(1,332)
Redemption fees	10	24	— (b)	—	(b)
Change in net assets from Class A capital transactions	$109,334	$94,556	$1,112	$8,986

Class B
Proceeds from shares issued	$10,028	$11,410	$—	$—
Dividends reinvested	1,214	1,561	—	—
Cost of shares redeemed	(4,471)	(6,584)	—	—
Redemption fees	1	7	—	—
Change in net assets from Class B capital transactions	$6,772	$6,394	$—	$—

Class C
Proceeds from shares issued	$25,507	$19,912	$1,799	$1,477	(c)
Dividends reinvested	1,327	307	6	—	(c)
Cost of shares redeemed	(3,361)	(2,229)	(215)	(44	)(c)
Redemption fees	2	3	— (b)	—	(b)(c)
Change in net assets from Class C capital transactions	$23,475	$17,993	$1,590	$1,433

Select Class
Proceeds from shares issued	$70,549	$140,061	$810,374	$490,108	(c)
Dividends reinvested	4,085	6,511	533	—	(c)
Cost of shares redeemed	(70,283)	(17,002)	(73,113)	(8,827	)(c)
Redemption fees	11	49	14	12	(c)
Change in net assets from Select Class capital transactions	$4,362	$129,619	$737,808	$481,293

Institutional Class
Proceeds from shares issued	$90,323	$85,762	$81,955	$416,006
Dividends reinvested	5,076	1,970	234	177
Cost of shares redeemed	(19,988)	(10,920)	(368,373)	(77,881)
Redemption fees	10	29	3	9
Change in net assets from Institutional Class capital transactions	$75,421	$76,841	$(286,181)	$338,311

(a)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	Intrepid European Fund		Intrepid International Fund (a)
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	4,248	4,152	306	501
Reinvested	298	210	2	1
Redeemed	(792)	(626)	(274)	(66)
Change in Class A Shares	3,754	3,736	34	436

Class B
Issued	368	486	—	—
Reinvested	46	78	—	—
Redeemed	(164)	(280)	—	—
Change in Class B Shares	250	284	—	—

Class C
Issued	945	845	77	72	(b)
Reinvested	51	15	—	—	(b)
Redeemed	(126)	(96)	(9)	(2	)(b)
Change in Class C Shares	870	764	68	70

Select Class
Issued	2,440	5,678	35,014	24,049	(b)
Reinvested	143	300	23	—	(b)
Redeemed	(2,424)	(687)	(3,160)	(423	)(b)
Change in Select Class Shares	159	5,291	31,877	23,626

Institutional Class
Issued	3,074	3,351	3,551	20,268
Reinvested	175	90	10	9
Redeemed	(681)	(444)	(16,473)	(3,743)
Change in Institutional Class Shares	2,568	2,997	(12,912)	16,534

(a)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.
(b)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   97

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Japan Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,977	$615,693
Dividends reinvested	—	1,689
Cost of shares redeemed	(42,198)	(728,735)
Redemption fees	3	52
Change in net assets from Class A capital transactions	$(29,218)	$(111,301)

Class B
Proceeds from shares issued	$657	$7,237
Dividends reinvested	—	21
Cost of shares redeemed	(1,036)	(2,101)
Redemption fees	— (a)	1
Change in net assets from Class B capital transactions	$(379)	$5,158

Class C
Proceeds from shares issued	$2,600	$6,153	(b)
Cost of shares redeemed	(611)	(204	)(b)
Redemption fees	— (a)	—	(a)(b)
Change in net assets from Class C capital transactions	$1,989	$5,949

Select Class
Proceeds from shares issued	$37,565	$990,991	(b)
Dividends reinvested	211	—	(b)
Cost of shares redeemed	(501,170)	(165,823	)(b)
Redemption fees	20	20	(b)
Change in net assets from Select Class capital transactions	$(463,374)	$825,188

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	Japan Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	1,317	60,514
Reinvested	—	170
Redeemed	(4,377)	(73,123)
Change in Class A Shares	(3,060)	(12,439)

Class B
Issued	72	763
Reinvested	—	2
Redeemed	(112)	(227)
Change in Class B Shares	(40)	538

Class C
Issued	282	628	(a)
Redeemed	(67)	(22	)(a)
Change in Class C Shares	215	606

Select Class
Issued	3,841	99,038	(a)
Reinvested	21	—	(a)
Redeemed	(50,753)	(17,310	)(a)
Change in Select Class Shares	(46,891)	81,728

(a)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Asia Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	$26.43	$(0.05	)(g)	$5.81	$5.76	$(0.06)	$(0.49)	$(0.55)	$—	(h)
Year Ended October 31, 2006	21.68	0.10	(g)	5.59	5.69	(0.12)	(0.82)	(0.94)	—	(h)
Year Ended October 31, 2005	18.32	0.22	(g)	3.37	3.59	(0.23)	—	(0.23)	—	(h)
Year Ended October 31, 2004	17.74	0.06	(g)	0.63	0.69	(0.11)	—	(0.11)	—
Year Ended October 31, 2003	13.69	—	(g)(h)	4.05	4.05	—	—	—	—
November 1, 2001 (d) through October 31, 2002	15.00	(0.02)		(1.29)	(1.31)	—	—	—	—

Emerging Markets Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	16.42	—	(g)(h)	3.38	3.38	(0.05)	—	(0.05)	—	(h)
Year Ended October 31, 2006	12.23	0.05	(g)	4.16	4.21	(0.02)	—	(0.02)	—	(h)
Year Ended October 31, 2005	9.50	(0.03)		2.82	2.79	(0.06)	—	(0.06)	—	(h)
Year Ended October 31, 2004	7.49	0.05	(g)	2.06	2.11	(0.10)	—	(0.10)	—
Year Ended October 31, 2003	5.21	0.04	(g)	2.27	2.31	(0.03)	—	(0.03)	—
Year Ended October 31, 2002	5.14	(0.06	)(g)	0.17	0.11	(0.04)	—	(0.04)	—

International Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	37.52	0.16	(g)	3.67	3.83	(0.06)	(1.62)	(1.68)	—	(h)
Year Ended October 31, 2006	30.82	0.38	(g)	7.29	7.67	(0.44)	(0.53)	(0.97)	—	(h)
Year Ended October 31, 2005	27.09	0.37		3.73	4.10	(0.37)	—	(0.37)	—	(h)
Year Ended October 31, 2004	23.17	0.27	(g)	3.86	4.13	(0.21)	—	(0.21)	—
Year Ended October 31, 2003	19.42	0.28	(g)	3.66	3.94	(0.19)	—	(0.19)	—
February 28, 2002 (e) through October 31, 2002	21.81	0.04	(g)	(2.37)	(2.33)	(0.06)	—	(0.06)	—

International Equity Index Fund
Six Months Ended April 30, 2007 (Unaudited)	26.63	0.18	(g)	4.01	4.19	(0.54)	(0.16)	(0.70)	—	(h)
July 1, 2006 through October 31, 2006 (f)	24.55	0.06		2.02	2.08	—	—	—	—
Year Ended June 30, 2006	19.57	0.43	(g)	4.90	5.33	(0.35)	—	(0.35)	—	(h)
Year Ended June 30, 2005	17.46	0.29		2.12	2.41	(0.30)	—	(0.30)	—	(h)
Year Ended June 30, 2004	13.14	0.18		4.29	4.47	(0.15)	—	(0.15)	—
Year Ended June 30, 2003	14.08	0.15		(1.07)	(0.92)	(0.03)	—	(0.03)	0.01
Year Ended June 30, 2002	16.08	0.10		(2.00)	(1.90)	(0.10)	—	(0.10)	—

International Growth Fund
Six Months Ended April 30, 2007 (Unaudited)	12.32	(0.03	)(g)	1.23	1.20	(0.11)	(1.11)	(1.22)	—
Year Ended October 31, 2006	10.04	(0.03)		2.31	2.28	—	—	—	—
Year Ended October 31, 2005	8.63	(0.01)		1.42	1.41	—	—	—	—
Year Ended October 31, 2004	7.80	(0.01)		0.86	0.85	(0.02)	—	(0.02)	—
Year Ended October 31, 2003	6.25	0.02		1.53	1.55	—	—	—	—
Year Ended October 31, 2002	7.22	(0.01)		(0.96)	(0.97)	—	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of operations.
(e)	Commencement of offering of class of shares.
(f)	The Fund changed its fiscal year end from June 30 to October 31.
(g)	Calculated based upon average shares outstanding.
(h)	Amount less than $0.01.
(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(j)	Amount rounds to less than 1%.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

100   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$31.64	22.02%	$12,428	1.75%	(0.37)%	1.80%		56%
26.43	26.95	7,360	1.75	0.43	1.85		99
21.68	19.72	2,445	1.75	1.00	2.49		78
18.32	3.91	513	1.75	0.34	5.07	(i)	175
17.74	29.58	261	1.75	0.02	4.83	(i)	172
13.69	(8.73)	2,282	1.75	(0.12)	5.16	(i)	106

19.75	20.64	37,628	1.81	0.05	1.81		10
16.42	34.50	25,722	1.88	0.36	1.88		4
12.23	29.45	8,385	1.89	0.29	2.11		149
9.50	28.44	1,372	2.00	0.51	5.68		118
7.49	44.65	124	2.00	0.59	24.54	(i)	85
5.21	2.14	46	2.00	(0.47)	37.57	(i)	69

39.67	10.52	167,270	1.31	0.86	1.48		7
37.52	25.32	140,985	1.31	1.08	1.49		22
30.82	15.16	128,392	1.35	1.33	1.55		22
27.09	17.86	63,622	1.50	1.03	1.93		24
23.17	20.41	8,502	1.50	1.28	2.69	(i)	16
19.42	(10.70)	91	1.50	0.50	55.25	(i)	20

30.12	15.98	122,308	1.07	1.30	1.27		5
26.63	8.47	91,809	1.07	0.86	1.28		—	(j)
24.55	27.41	82,186	1.07	1.87	1.29		12
19.57	13.79	48,993	1.07	1.75	1.22		14
17.46	34.11	39,216	1.05	1.28	1.17		13
13.14	(6.47)	26,090	1.09	1.26	1.21		12
14.08	(11.79)	30,981	1.12	0.54	1.22		14

12.30	10.43	2,646	2.00	(0.48)	6.75		28
12.32	22.71	2,394	2.00	(0.16)	4.19		42
10.04	16.34	4,092	2.00	— (k)	5.25		37
8.63	10.93	3,519	2.00	(0.08)	7.25		47
7.80	24.80	3,174	2.00	0.36	7.29		38
6.25	(13.43)	2,543	2.00	(0.12)	7.20		73

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
International Opportunities Fund
Six Months Ended April 30, 2007 (Unaudited)	$15.00	$0.10	(f)	$2.23	$2.33	$(0.17)	$—	$(0.17)	$—	(g)
Year Ended October 31, 2006	11.62	0.15	(f)	3.40	3.55	(0.17)	—	(0.17)	—	(g)
Year Ended October 31, 2005	10.17	(0.07)		1.67	1.60	(0.15)	—	(0.15)	—	(g)
Year Ended October 31, 2004	9.10	0.08	(f)	1.16	1.24	(0.17)	—	(0.17)	—
Year Ended October 31, 2003	7.49	—	(f)(g)	1.68	1.68	(0.07)	—	(0.07)	—
Year Ended October 31, 2002	8.63	0.02		(1.09)	(1.07)	(0.07)	—	(0.07)	—

International Realty Fund
November 30, 2006 (d) through April 30, 2007 (Unaudited)	15.00	0.03	(f)	2.06	2.09	(0.04)	—	(0.04)	0.01

International Value Fund
Six Months Ended April 30, 2007 (Unaudited)	16.65	0.17	(f)	2.39	2.56	(0.20)	—	(0.20)	—	(g)
Year Ended October 31, 2006	12.59	0.41	(f)	3.81	4.22	(0.16)	—	(0.16)	—	(g)
Year Ended October 31, 2005	10.59	0.21	(f)	2.10	2.31	(0.31)	—	(0.31)	—	(g)
Year Ended October 31, 2004	8.53	0.27	(f)	1.79	2.06	— (g)	—	— (g)	—
Year Ended October 31, 2003	6.98	0.03	(f)	1.77	1.80	(0.25)	—	(0.25)	—
Year Ended October 31, 2002	8.27	0.15	(f)	(1.32)	(1.17)	(0.12)	—	(0.12)	—

Intrepid European Fund
Six Months Ended April 30, 2007 (Unaudited)	27.98	0.20	(f)	4.67	4.87	(0.21)	(1.41)	(1.62)	—	(g)
Year Ended October 31, 2006	23.12	0.31	(f)	7.85	8.16	(0.14)	(3.16)	(3.30)	—	(g)
Year Ended October 31, 2005	19.81	0.19	(f)	4.37	4.56	(0.13)	(1.12)	(1.25)	—	(g)
Year Ended October 31, 2004	16.94	0.19	(f)	2.68	2.87	—	—	—	—
Year Ended October 31, 2003	13.23	0.02	(f)	3.78	3.80	(0.09)	—	(0.09)	—
Year Ended October 31, 2002	12.96	0.14	(f)	0.13	0.27	—	—	—	—

Intrepid International Fund (e)
Six Months Ended April 30, 2007 (Unaudited)	21.77	0.12	(f)	3.00	3.12	(0.13)	—	(0.13)	—	(g)
Year Ended October 31, 2006	17.24	0.24	(f)	4.46	4.70	(0.17)	—	(0.17)	—	(g)
Year Ended October 31, 2005	15.02	(0.27)		2.70	2.43	(0.21)	—	(0.21)	—	(g)
Year Ended October 31, 2004	13.36	0.08	(f)	1.74	1.82	(0.16)	—	(0.16)	—
Year Ended October 31, 2003	10.90	0.06	(f)	2.51	2.57	(0.11)	—	(0.11)	—
Year Ended October 31, 2002	12.38	0.06		(1.53)	(1.47)	(0.01)	—	(0.01)	—

Japan Fund
Six Months Ended April 30, 2007 (Unaudited)	9.78	(0.01	)(f)	(0.24)	(0.25)	—	—	—	—	(g)
Year Ended October 31, 2006	9.07	(0.03	)(f)	0.86	0.83	—	(0.12)	(0.12)	—	(g)
Year Ended October 31, 2005	7.02	(0.04	)(f)	2.09	2.05	—	—	—	—	(g)
Year Ended October 31, 2004	6.68	(0.04	)(f)	0.38	0.34	—	—	—	—
Year Ended October 31, 2003	4.43	(0.05	)(f)	2.30	2.25	—	—	—	—
Year Ended October 31, 2002	5.29	(0.06)		(0.80)	(0.86)	—	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of operations.
(e)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.
(f)	Calculated based upon average shares outstanding.
(g)	Amount less than $0.01.
(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

102   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$17.16	15.62%	$13,172	1.40%	1.22%	1.41%		45%
15.00	30.88	11,261	1.42	1.12	1.56		92
11.62	15.89	7,852	1.59	0.85	1.64		58
10.17	13.81	12,195	1.90	0.85	2.12		98
9.10	22.70	10,650	1.90	(0.02)	2.39		79
7.49	(12.55)	12,057	1.90	0.20	1.98		121

17.06	14.03	5,262	1.40	0.50	7.63		59

19.01	15.49	61,652	1.34	1.92	1.34		49
16.65	33.85	23,013	1.39	2.65	1.39		80
12.59	22.18	2,891	1.44	1.74	1.82		76
10.59	24.18	189	1.45	2.76	6.96	(h)	108
8.53	26.71	60	1.45	0.37	10.04	(h)	132
6.98	(14.34)	163	1.45	1.13	15.97	(h)	138

31.23	18.05	281,819	1.38	1.39	1.38		53
27.98	39.68	147,422	1.44	1.22	1.44		97
23.12	23.83	35,445	1.57	0.85	1.71		281
19.81	16.94	35,781	1.75	1.01	2.13		440
16.94	28.94	31,322	1.70	0.17	2.47		717
13.23	2.08	27,208	1.65	1.03	2.45		1,021

24.76	14.39	15,502	1.50	1.05	1.52		25
21.77	27.46	12,886	1.50	1.17	1.64		92
17.24	16.28	2,700	1.63	0.64	1.76		56
15.02	13.74	5,294	1.69	0.58	1.97		93
13.36	23.77	6,000	1.80	0.54	2.41		79
10.90	(11.85)	7,000	1.80	0.40	2.37		97

9.53	(2.56)	63,012	1.75	(0.29)	1.75		55
9.78	9.16	94,585	1.68	(0.29)	1.68		151
9.07	29.20	200,558	1.75	(0.51)	1.86		164
7.02	5.09	47,106	1.75	(0.60)	2.84	(h)	221
6.68	50.79	3,562	1.75	(1.02)	19.54	(h)	797
4.43	(16.26)	734	1.75	(1.26)	22.18	(h)	409

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Emerging Markets Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	$16.26	$(0.04	)(f)	$3.35	$3.31	$—	$—	$—
Year Ended October 31, 2006	12.14	(0.02	)(f)	4.14	4.12	—	—	—
Year Ended October 31, 2005	9.44	(0.08)		2.80	2.72	(0.02)	—	(0.02)
Year Ended October 31, 2004	7.45	0.03	(f)	2.02	2.05	(0.06)	—	(0.06)
Year Ended October 31, 2003	5.20	—	(f)(g)	2.28	2.28	(0.03)	—	(0.03)
Year Ended October 31, 2002	5.13	(0.03	)(f)	0.14	0.11	(0.04)	—	(0.04)

International Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	37.26	0.05	(f)	3.64	3.69	(0.01)	(1.62)	(1.63)
Year Ended October 31, 2006	30.65	0.17	(f)	7.25	7.42	(0.28)	(0.53)	(0.81)
Year Ended October 31, 2005	26.97	0.21		3.70	3.91	(0.23)	—	(0.23)
Year Ended October 31, 2004	23.10	0.13	(f)	3.85	3.98	(0.11)	—	(0.11)
Year Ended October 31, 2003	19.39	0.15	(f)	3.68	3.83	(0.12)	—	(0.12)
February 28, 2002 (d) through October 31, 2002	21.81	0.03	(f)	(2.43)	(2.40)	(0.02)	—	(0.02)

International Equity Index Fund
Six Months Ended April 30, 2007 (Unaudited)	24.93	0.08	(f)	3.76	3.84	(0.36)	(0.16)	(0.52)
July 1, 2006 through October 31, 2006 (e)	23.04	0.02		1.87	1.89	—	—	—
Year Ended June 30, 2006	18.42	0.25	(f)	4.62	4.87	(0.25)	—	(0.25)
Year Ended June 30, 2005	16.47	0.16		1.97	2.13	(0.18)	—	(0.18)
Year Ended June 30, 2004	12.42	0.07		4.04	4.11	(0.06)	—	(0.06)
Year Ended June 30, 2003	13.37	0.05		(1.01)	(0.96)	—	—	—
Year Ended June 30, 2002	15.32	(0.02)		(1.88)	(1.90)	(0.05)	—	(0.05)

International Growth Fund
Six Months Ended April 30, 2007 (Unaudited)	12.01	(0.06	)(f)	1.21	1.15	(0.04)	(1.11)	(1.15)
Year Ended October 31, 2006	9.84	(0.18)		2.35	2.17	—	—	—
Year Ended October 31, 2005	8.50	(0.06)		1.40	1.34	—	—	—
Year Ended October 31, 2004	7.70	(0.04)		0.84	0.80	—	—	—
Year Ended October 31, 2003	6.20	(0.01)		1.51	1.50	—	—	—
Year Ended October 31, 2002	7.19	(0.04)		(0.95)	(0.99)	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of offering of class of shares.
(e)	The Fund changed its fiscal year end from June 30 to October 31.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(i)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

104   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

				Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$—	(g)	$19.57	20.36%	$10,737	2.31%	(0.46)%	2.31%		10%
—	(g)	16.26	33.94	8,812	2.37	(0.14)	2.38		4
—	(g)	12.14	28.81	3,108	2.39	(0.18)	2.53		149
—		9.44	27.68	302	2.50	0.31	6.52	(h)	118
—		7.45	43.99	95	2.50	0.03	25.36	(h)	85
—		5.20	2.04	41	2.50	(0.34)	36.79	(h)	69

—	(g)	39.32	10.20	12,988	1.86	0.29	1.98		7
—	(g)	37.26	24.57	11,734	1.92	0.50	1.99		22
—	(g)	30.65	14.50	12,463	1.97	1.06	1.99		22
—		26.97	17.27	768	2.00	0.49	2.44	(h)	24
—		23.10	19.84	178	2.00	0.74	6.19	(h)	16
—		19.39	(11.00)	22	2.00	0.27	74.45	(h)	20

—	(g)	28.25	15.60	22,918	1.77	0.58	1.77		5
—		24.93	8.20	20,192	1.77	0.16	1.78		—
—		23.04	26.54	20,317	1.78	1.17	1.79		12
—		18.42	12.88	12,436	1.81	0.96	1.81		14
—		16.47	33.11	11,414	1.80	0.45	1.82		13
0.01		12.42	(7.11)	9,035	1.84	0.47	1.86		12
—		13.37	(12.39)	12,006	1.87	(0.23)	1.87		14

—		12.01	10.20	776	2.50	(0.98)	7.25		28
—		12.01	22.05	705	2.50	(0.67)	4.71		42
—	(g)	9.84	15.76	1,007	2.50	(0.50)	5.76		37
—		8.50	10.39	870	2.50	(0.58)	7.74		47
—		7.70	24.19	788	2.50	(0.14)	7.79		38
—		6.20	(13.77)	634	2.50	(0.62)	7.69		73

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Opportunities Fund
Six Months Ended April 30, 2007 (Unaudited)	$14.86	$0.06	(d)	$2.21	$2.27	$(0.11)	$—	$(0.11)
Year Ended October 31, 2006	11.53	0.09	(d)	3.36	3.45	(0.12)	—	(0.12)
Year Ended October 31, 2005	10.07	(0.09)		1.63	1.54	(0.08)	—	(0.08)
Year Ended October 31, 2004	9.03	0.02	(d)	1.16	1.18	(0.14)	—	(0.14)
Year Ended October 31, 2003	7.46	(0.04	)(d)	1.68	1.64	(0.07)	—	(0.07)
Year Ended October 31, 2002	8.63	(0.04)		(1.08)	(1.12)	(0.05)	—	(0.05)

International Value Fund
Six Months Ended April 30, 2007 (Unaudited)	16.37	0.10	(d)	2.38	2.48	(0.13)	—	(0.13)
Year Ended October 31, 2006	12.40	0.34	(d)	3.75	4.09	(0.12)	—	(0.12)
Year Ended October 31, 2005	10.41	0.14	(d)	2.09	2.23	(0.24)	—	(0.24)
Year Ended October 31, 2004	8.46	0.21	(d)	1.77	1.98	(0.03)	—	(0.03)
Year Ended October 31, 2003	6.96	(0.07	)(d)	1.82	1.75	(0.25)	—	(0.25)
Year Ended October 31, 2002	8.28	(0.02	)(d)	(1.18)	(1.20)	(0.12)	—	(0.12)

Intrepid European Fund
Six Months Ended April 30, 2007 (Unaudited)	26.04	0.10	(d)	4.37	4.47	(0.09)	(1.41)	(1.50)
Year Ended October 31, 2006	21.74	0.17	(d)	7.33	7.50	(0.04)	(3.16)	(3.20)
Year Ended October 31, 2005	18.71	0.10	(d)	4.09	4.19	(0.04)	(1.12)	(1.16)
Year Ended October 31, 2004	16.08	0.08	(d)	2.55	2.63	—	—	—
Year Ended October 31, 2003	12.63	(0.06	)(d)	3.59	3.53	(0.08)	—	(0.08)
Year Ended October 31, 2002	12.48	0.05	(d)	0.10	0.15	—	—	—

Japan Fund
Six Months Ended April 30, 2007 (Unaudited)	9.14	(0.03	)(d)	(0.22)	(0.25)	—	—	—
Year Ended October 31, 2006	8.53	(0.08	)(d)	0.81	0.73	—	(0.12)	(0.12)
Year Ended October 31, 2005	6.64	(0.08	)(d)	1.97	1.89	—	—	—
Year Ended October 31, 2004	6.36	(0.10	)(d)	0.38	0.28	—	—	—
Year Ended October 31, 2003	4.25	(0.11	)(d)	2.22	2.11	—	—	—
Year Ended October 31, 2002	5.13	(0.12)		(0.76)	(0.88)	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

106   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

				Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$—	(e)	$17.02	15.31%	$1,777	1.90%	0.75%	1.91%		45%
—	(e)	14.86	30.17	1,396	1.92	0.65	2.06		92
—	(e)	11.53	15.40	980	2.07	0.45	2.11		58
—		10.07	13.23	1,199	2.40	0.24	2.63		98
—		9.03	22.18	1,403	2.40	(0.58)	2.89		79
—		7.46	(13.05)	1,365	2.40	(0.30)	2.49		121

—	(e)	18.72	15.25	11,485	1.84	1.12	1.84		49
—	(e)	16.37	33.20	7,790	1.89	2.27	1.90		80
—	(e)	12.40	21.69	1,314	1.94	1.21	2.60		76
—		10.41	23.51	441	1.95	2.21	7.71	(f)	108
—		8.46	25.97	249	1.95	(0.94)	10.41	(f)	132
—		6.96	(14.72)	171	1.95	(0.16)	15.43	(f)	138

—	(e)	29.01	17.80	32,469	1.88	0.76	1.88		53
—	(e)	26.04	38.97	22,621	1.94	0.72	1.95		97
—	(e)	21.74	23.17	12,716	2.06	0.47	2.20		281
—		18.71	16.36	12,187	2.27	0.47	2.64		440
—		16.08	28.13	11,583	2.35	(0.47)	3.09		717
—		12.63	1.20	10,017	2.39	0.38	3.20		1,021

—	(e)	8.89	(2.74)	6,433	2.25	(0.72)	2.25		55
—	(e)	9.14	8.56	6,985	2.19	(0.80)	2.19		151
—	(e)	8.53	28.46	1,927	2.36	(1.13)	2.37		164
—		6.64	4.40	959	2.50	(1.46)	4.44	(f)	221
—		6.36	49.65	469	2.50	(2.18)	20.70	(f)	797
—		4.25	(17.15)	109	2.50	(2.25)	22.96	(f)	409

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Emerging Markets Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	$16.26	$(0.04	)(h)	$3.34	$3.30	$(0.06)	$—	$(0.06)
February 28, 2006 (d) through October 31, 2006	15.21	(0.05	)(h)	1.10	1.05	—	—	—

International Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	37.11	0.06	(h)	3.61	3.67	(0.01)	(1.62)	(1.63)
Year Ended October 31, 2006	30.57	0.20	(h)	7.19	7.39	(0.32)	(0.53)	(0.85)
Year Ended October 31, 2005	26.91	0.20		3.69	3.89	(0.23)	—	(0.23)
Year Ended October 31, 2004	23.05	0.11	(h)	3.86	3.97	(0.11)	—	(0.11)
January 31, 2003 (d) through October 31, 2003	18.43	0.08	(h)	4.65	4.73	(0.11)	—	(0.11)

International Equity Index Fund
Six Months Ended April 30, 2007 (Unaudited)	25.94	0.09	(h)	3.91	4.00	(0.37)	(0.16)	(0.53)
July 1, 2006 through October 31, 2006 (e)	23.97	0.01		1.96	1.97	—	—	—
Year Ended June 30, 2006	19.12	0.24	(h)	4.81	5.05	(0.20)	—	(0.20)
Year Ended June 30, 2005	17.05	0.19		2.02	2.21	(0.14)	—	(0.14)
Year Ended June 30, 2004	12.87	0.07		4.18	4.25	(0.07)	—	(0.07)
Year Ended June 30, 2003	13.85	0.06		(1.05)	(0.99)	—	—	—
Year Ended June 30, 2002	15.87	(0.01)		(1.96)	(1.97)	(0.05)	—	(0.05)

International Realty Fund
November 30, 2006 (f) through April 30, 2007 (Unaudited)	15.00	—	(h) (i)	2.05	2.05	(0.03)	—	(0.03)

International Value Fund
Six Months Ended April 30, 2007 (Unaudited)	16.37	0.14	(h)	2.33	2.47	(0.22)	—	(0.22)
July 11, 2006 (d) through October 31, 2006	15.06	—	(h)(i)	1.31	1.31	—	—	—

Intrepid European Fund
Six months ended April 30, 2007 (Unaudited)	25.97	0.12	(h)	4.34	4.46	(0.17)	(1.41)	(1.58)
Year Ended October 31, 2006	21.72	0.18	(h)	7.30	7.48	(0.07)	(3.16)	(3.23)
Year Ended October 31, 2005	18.69	0.09	(h)	4.10	4.19	(0.04)	(1.12)	(1.16)
Year Ended October 31, 2004	16.06	0.08	(h)	2.55	2.63	—	—	—
Year Ended October 31, 2003	12.62	(0.06	)(h)	3.58	3.52	(0.08)	—	(0.08)
Year Ended October 31, 2002	12.47	0.05	(h)	0.10	0.15	—	—	—

Intrepid International Fund (g)
Six Months Ended April 30, 2007 (Unaudited)	21.70	0.07	(h)	2.98	3.05	(0.14)	—	(0.14)
February 28, 2006 (d) through October 31, 2006	19.66	0.10	(h)	1.94	2.04	—	—	—

Japan Fund
Six Months Ended April 30, 2007 (Unaudited)	9.13	(0.03	)(h)	(0.22)	(0.25)	—	—	—
February 28, 2006 (d) through October 31, 2006	9.78	(0.06	)(h)	(0.59)	(0.65)	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of offering of class of shares.
(e)	The Fund changed its fiscal year end from June 30 to October 31.
(f)	Commencement of operations.
(g)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.
(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(k)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

108   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

				Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$—	(i)	$19.50	20.30%	$4,767	2.31%	(0.39)%	2.31%		10%
—	(i)	16.26	6.90	1,903	2.45	(0.48)	2.46		4

—	(i)	39.15	10.19	54,872	1.86	0.32	1.98		7
—	(i)	37.11	24.57	46,106	1.91	0.57	1.99		22
—	(i)	30.57	14.49	25,279	1.98	0.68	2.05		22
—		26.91	17.26	8,346	2.00	0.40	2.44	(j)	24
—		23.05	25.70	1,681	2.00	0.48	2.85	(j)	16

—	(i)	29.41	15.60	19,547	1.77	0.66	1.77		5
—		25.94	8.22	13,871	1.77	0.16	1.78		—
—	(i)	23.97	26.48	12,718	1.78	1.08	1.79		12
—	(i)	19.12	12.97	9,127	1.81	0.88	1.81		14
—		17.05	33.02	10,419	1.80	0.48	1.82		13
0.01		12.87	(7.08)	7,306	1.84	0.52	1.86		12
—		13.85	(12.43)	8,502	1.87	(0.21)	1.87		14

0.01		17.03	13.79	5,393	1.90	0.01	8.11		59

—	(i)	18.62	15.19	9,977	1.84	1.62	1.84		49
—	(i)	16.37	8.70	1,691	1.92	0.03	1.93		80

—	(i)	28.85	17.81	52,100	1.88	0.90	1.88		53
—	(i)	25.97	38.94	24,316	1.93	0.78	1.94		97
—	(i)	21.72	23.20	3,730	2.06	0.42	2.19		281
—		18.69	16.38	3,165	2.27	0.46	2.63		440
—		16.06	28.09	2,914	2.35	(0.42)	3.09		717
—		12.62	1.20	2,512	2.39	0.36	3.20		1,021

—	(i)	24.61	14.13	3,389	2.00	0.61	2.02		25
—	(i)	21.70	10.38	1,508	2.00	0.76	2.12		92

—	(i)	8.88	(2.74)	7,288	2.26	(0.55)	2.26		55
—	(i)	9.13	(6.65)	5,530	2.22	(0.91)	2.22		151

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

R Class

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	$37.63	$0.27	(f)	$3.65	$3.92	$(0.14)	$(1.62)	$(1.76)
May 15, 2006 (d) through October 31, 2006	37.07	0.14	(f)	0.82	0.96	(0.40)	—	(0.40)

International Realty Fund
November 30, 2006 (e) through April 30, 2007 (Unaudited)	15.00	0.12	(f)	2.00	2.12	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of offering of class of shares.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

110   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

				Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	(g)	$39.79	10.74%	$52,490	0.86%	1.42%	1.03%	7%
—	(g)	37.63	2.67	30,533	0.86	0.82	1.07	22

0.01		17.08	14.21	1,514	0.95	1.68	6.81	59

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Asia Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	$26.64	$(0.03	)(f)	$5.86	$5.83	$(0.10)	$(0.49)	$(0.59)
Year Ended October 31, 2006	21.82	0.18	(f)	5.61	5.79	(0.15)	(0.82)	(0.97)
Year Ended October 31, 2005	18.37	0.15		3.50	3.65	(0.20)	—	(0.20)
Year Ended October 31, 2004	17.80	0.14	(f)	0.60	0.74	(0.17)	—	(0.17)
Year Ended October 31, 2003	13.71	0.16	(f)	3.93	4.09	—	—	—
June 28, 2002 (d) through October 31, 2002	15.86	—	(g)	(2.15)	(2.15)	—	—	—

Emerging Markets Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	16.62	0.02	(f)	3.43	3.45	(0.09)	—	(0.09)
Year Ended October 31, 2006	12.36	0.09	(f)	4.21	4.30	(0.04)	—	(0.04)
Year Ended October 31, 2005	9.58	(0.06)		2.90	2.84	(0.06)	—	(0.06)
Year Ended October 31, 2004	7.53	0.08	(f)	2.06	2.14	(0.09)	—	(0.09)
Year Ended October 31, 2003	5.23	0.05	(f)	2.28	2.33	(0.03)	—	(0.03)
Year Ended October 31, 2002	5.13	0.03	(f)	0.12	0.15	(0.05)	—	(0.05)

International Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	37.63	0.20	(f)	3.69	3.89	(0.11)	(1.62)	(1.73)
Year Ended October 31, 2006	30.90	0.51	(f)	7.27	7.78	(0.52)	(0.53)	(1.05)
Year Ended October 31, 2005	27.14	0.45		3.75	4.20	(0.44)	—	(0.44)
Year Ended October 31, 2004	23.19	0.33	(f)	3.90	4.23	(0.28)	—	(0.28)
Year Ended October 31, 2003	19.45	0.30	(f)	3.72	4.02	(0.28)	—	(0.28)
Year Ended October 31, 2002	21.20	0.21	(f)	(1.84)	(1.63)	(0.12)	—	(0.12)

International Equity Index Fund
Six Months Ended April 30, 2007 (Unaudited)	26.79	0.22	(f)	4.02	4.24	(0.59)	(0.16)	(0.75)
July 1, 2006 through October 31, 2006 (e)	24.67	0.10		2.02	2.12	—	—	—
Year Ended June 30, 2006	19.65	0.46	(f)	4.95	5.41	(0.39)	—	(0.39)
Year Ended June 30, 2005	17.53	0.36		2.11	2.47	(0.35)	—	(0.35)
Year Ended June 30, 2004	13.19	0.22		4.31	4.53	(0.19)	—	(0.19)
Year Ended June 30, 2003	14.10	0.19		(1.07)	(0.88)	(0.04)	—	(0.04)
Year Ended June 30, 2002	16.08	0.13		(1.99)	(1.86)	(0.12)	—	(0.12)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of offering of class of shares.
(e)	The Fund changed its fiscal year end from June 30 to October 31.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

112   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

				Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	(g)	$31.88	22.15%	$314,308	1.50%	(0.18)%	1.55%	56%
—	(g)	26.64	27.30	270,131	1.50	0.73	1.60	99
—	(g)	21.82	19.99	69,986	1.50	1.25	1.95	78
—		18.37	4.21	18,101	1.50	0.78	2.17	175
—		17.80	29.83	24,443	1.50	1.17	2.71	172
—		13.71	(13.56)	14,043	1.50	(0.03)	2.58	106

—	(g)	19.98	20.79	280,550	1.56	0.26	1.56	10
—	(g)	16.62	34.85	263,684	1.62	0.60	1.62	4
—	(g)	12.36	29.77	127,937	1.64	0.51	1.69	149
—		9.58	28.72	32,733	1.75	0.96	2.13	118
—		7.53	44.84	22,620	1.75	0.88	2.26	85
—		5.23	2.75	18,660	1.75	0.56	2.04	69

—	(g)	39.79	10.64	4,027,747	1.06	1.04	1.23	7
—	(g)	37.63	25.66	4,098,105	1.06	1.46	1.24	22
—	(g)	30.90	15.50	2,520,087	1.07	1.66	1.28	22
—		27.14	18.31	1,243,387	1.10	1.28	1.52	24
—		23.19	20.90	813,466	1.10	1.45	1.55	16
—		19.45	(7.74)	247,426	1.03	1.03	1.54	20

—	(g)	30.28	16.10	1,456,797	0.82	1.57	1.02	5
—		26.79	8.59	1,243,966	0.82	1.12	1.03	—
—	(g)	24.67	27.74	1,170,044	0.82	1.99	1.04	12
—	(g)	19.65	14.04	877,944	0.81	1.91	0.90	14
—		17.53	34.38	798,323	0.80	1.46	0.82	13
0.01		13.19	(6.12)	560,910	0.84	1.59	0.86	12
—		14.10	(11.55)	564,207	0.87	0.79	0.87	14

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Opportunities Fund
Six Months Ended April 30, 2007 (Unaudited)	$15.16	$0.12	(g)	$2.25	$2.37	$(0.20)	$—	$(0.20)
Year Ended October 31, 2006	11.75	0.17	(g)	3.46	3.63	(0.22)	—	(0.22)
Year Ended October 31, 2005	10.31	0.17		1.50	1.67	(0.23)	—	(0.23)
Year Ended October 31, 2004	9.22	0.15	(g)	1.18	1.33	(0.24)	—	(0.24)
Year Ended October 31, 2003	7.53	0.05	(g)	1.72	1.77	(0.08)	—	(0.08)
Year Ended October 31, 2002	8.64	0.08		(1.10)	(1.02)	(0.09)	—	(0.09)

International Realty Fund
November 30, 2006 (d) through April 30, 2007 (Unaudited)	15.00	0.08	(g)	2.02	2.10	(0.04)	—	(0.04)

International Value Fund
Six Months Ended April 30, 2007 (Unaudited)	16.76	0.18	(g)	2.43	2.61	(0.22)	—	(0.22)
Year Ended October 31, 2006	12.65	0.40	(g)	3.89	4.29	(0.18)	—	(0.18)
Year Ended October 31, 2005	10.59	0.22	(g)	2.12	2.34	(0.28)	—	(0.28)
Year Ended October 31, 2004	8.58	0.25	(g)	1.81	2.06	(0.05)	—	(0.05)
Year Ended October 31, 2003	7.01	(0.01	)(g)	1.83	1.82	(0.25)	—	(0.25)
Year Ended October 31, 2002	8.28	0.07	(g)	(1.22)	(1.15)	(0.12)	—	(0.12)

Intrepid European Fund
Six Months Ended April 30, 2007 (Unaudited)	28.18	0.22	(g)	4.74	4.96	(0.23)	(1.41)	(1.64)
Year Ended October 31, 2006	23.28	0.40	(g)	7.87	8.27	(0.21)	(3.16)	(3.37)
Year Ended October 31, 2005	19.96	0.33	(g)	4.32	4.65	(0.20)	(1.13)	(1.33)
Year Ended October 31, 2004	17.00	0.29	(g)	2.67	2.96	— (h)	—	— (h)
Year Ended October 31, 2003	13.26	0.05	(g)	3.78	3.83	(0.09)	—	(0.09)
Year Ended October 31, 2002	12.97	0.14	(g)	0.15	0.29	—	—	—

Intrepid International Fund (e)
Six Months Ended April 30, 2007 (Unaudited)	22.08	0.16	(g)	3.03	3.19	(0.19)	—	(0.19)
February 28, 2006 (f) through October 31, 2006	19.90	0.20	(g)	1.98	2.18	—	—	—

Japan Fund
Six Months Ended April 30, 2007 (Unaudited)	9.79	(0.01	)(g)	(0.23)	(0.24)	(0.03)	—	(0.03)
February 28, 2006 (f) through October 31, 2006	10.43	(0.01	)(g)	(0.63)	(0.64)	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of operations.
(e)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.
(f)	Commencement of offering of class of shares.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

114   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

				Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	(h)	$17.33	15.74%	$62,331	1.15%	1.43%	1.16%	45%
—	(h)	15.16	31.25	55,237	1.17	1.24	1.30	92
—	(h)	11.75	16.37	74,050	1.16	1.69	1.17	58
—		10.31	14.63	37,206	1.20	1.55	1.30	98
—		9.22	23.77	30,969	1.20	0.58	1.37	79
—		7.53	(11.98)	33,428	1.20	0.89	1.22	121

0.01		17.07	14.12	5,074	1.15	1.22	8.00	59

—	(h)	19.15	15.68	435,015	1.09	1.96	1.09	49
—	(h)	16.76	34.22	259,906	1.14	2.63	1.14	80
—	(h)	12.65	22.47	52,274	1.22	1.86	1.31	76
—		10.59	24.17	18,023	1.37	2.57	1.76	108
—		8.58	26.89	16,538	1.39	(0.15)	1.86	132
—		7.01	(14.09)	16,905	1.29	0.85	1.49	138

—	(h)	31.50	18.23	269,045	1.13	1.53	1.13	53
—	(h)	28.18	40.01	236,203	1.19	1.60	1.20	97
—	(h)	23.28	24.16	71,960	1.24	1.47	1.35	281
—		19.96	17.43	20,897	1.37	1.54	1.71	440
—		17.00	29.14	11,225	1.47	0.38	2.20	717
—		13.26	2.24	8,461	1.50	1.06	2.43	1,021

—	(h)	25.08	14.54	1,392,159	1.25	1.36	1.27	25
—	(h)	22.08	10.95	521,615	1.25	1.46	1.38	92

—	(h)	9.52	(2.47)	331,805	1.49	(0.21)	1.49	55
—	(h)	9.79	(6.14)	799,762	1.47	(0.09)	1.47	151

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Asia Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	$26.72	$—	(e) (f)	$5.87	$5.87	$(0.15)	$(0.49)	$(0.64)
Year Ended October 31, 2006	21.84	0.22	(e)	5.62	5.84	(0.14)	(0.82)	(0.96)
Year Ended October 31, 2005	18.40	0.29		3.39	3.68	(0.24)	—	(0.24)
Year Ended October 31, 2004	17.84	0.17	(e)	0.59	0.76	(0.20)	—	(0.20)
Year Ended October 31, 2003	13.71	0.17	(e)	3.96	4.13	—	—	—
June 28, 2002 (d) through October 31, 2002	15.86	—		(2.15)	(2.15)	—	—	—

Emerging Markets Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	16.79	0.04	(e)	3.45	3.49	(0.11)	—	(0.11)
Year Ended October 31, 2006	12.47	0.12	(e)	4.25	4.37	(0.05)	—	(0.05)
Year Ended October 31, 2005	9.66	0.08		2.81	2.89	(0.08)	—	(0.08)
Year Ended October 31, 2004	7.59	0.11	(e)	2.07	2.18	(0.11)	—	(0.11)
Year Ended October 31, 2003	5.25	0.07	(e)	2.31	2.38	(0.04)	—	(0.04)
Year Ended October 31, 2002	5.14	0.04	(e)	0.12	0.16	(0.05)	—	(0.05)

International Opportunities Fund
Six Months Ended April 30, 2007 (Unaudited)	15.25	0.14	(e)	2.26	2.40	(0.24)	—	(0.24)
Year Ended October 31, 2006	11.82	0.19	(e)	3.48	3.67	(0.24)	—	(0.24)
Year Ended October 31, 2005	10.36	0.15		1.56	1.71	(0.25)	—	(0.25)
Year Ended October 31, 2004	9.26	0.18	(e)	1.18	1.36	(0.26)	—	(0.26)
Year Ended October 31, 2003	7.55	0.08	(e)	1.71	1.79	(0.08)	—	(0.08)
Year Ended October 31, 2002	8.64	0.09		(1.08)	(0.99)	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of offering of class of shares.
(e)	Calculated based upon average shares outstanding.
(f)	Amount less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

116   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

				Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	(f)	$31.95	22.23%	$47,204	1.35%	0.03%	1.40%	56%
—	(f)	26.72	27.52	20,140	1.35	0.90	1.45	99
—	(f)	21.84	20.19	7,990	1.36	1.26	1.92	78
—		18.40	4.29	16,905	1.35	0.93	2.03	175
—		17.84	30.12	13,887	1.35	1.16	2.65	172
—		13.71	(30.56)	6,463	1.35	0.08	2.53	106

—	(f)	20.17	20.86	130,861	1.41	0.45	1.41	10
—	(f)	16.79	35.14	92,060	1.43	0.77	1.47	4
—	(f)	12.47	30.08	61,981	1.45	0.75	1.53	149
—		9.66	29.08	49,660	1.45	1.28	1.88	118
—		7.59	45.49	58,658	1.45	1.18	1.95	85
—		5.25	3.04	47,503	1.45	0.83	1.77	69

—	(f)	17.41	15.86	113,583	0.92	1.78	1.01	45
—	(f)	15.25	31.48	77,502	0.92	1.33	1.15	92
—	(f)	11.82	16.76	57,924	0.92	1.44	1.02	58
—		10.36	14.93	139,827	0.92	1.78	1.09	98
—		9.26	24.02	133,907	0.92	1.10	1.09	79
—		7.55	(11.67)	209,286	0.92	1.21	0.98	121

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Value Fund
Six Months Ended April 30, 2007 (Unaudited)	$16.83	$0.19	(e)	$2.43	$2.62	$(0.23)	$—	$(0.23)
Year Ended October 31, 2006	12.70	0.42	(e)	3.91	4.33	(0.20)	—	(0.20)
Year Ended October 31, 2005	10.64	0.23	(e)	2.15	2.38	(0.32)	—	(0.32)
Year Ended October 31, 2004	8.61	0.29	(e)	1.83	2.12	(0.09)	—	(0.09)
Year Ended October 31, 2003	7.02	0.02	(e)	1.82	1.84	(0.25)	—	(0.25)
Year Ended October 31, 2002	8.28	0.06	(e)	(1.19)	(1.13)	(0.13)	—	(0.13)

Intrepid European Fund
Six Months Ended April 30, 2007 (Unaudited)	28.54	0.25	(e)	4.79	5.04	(0.28)	(1.41)	(1.69)
Year Ended October 31, 2006	23.53	0.44	(e)	7.97	8.41	(0.24)	(3.16)	(3.40)
Year Ended October 31, 2005	20.16	0.33	(e)	4.43	4.76	(0.27)	(1.12)	(1.39)
Year Ended October 31, 2004	17.17	0.40	(e)	2.65	3.05	(0.06)	—	(0.06)
Year Ended October 31, 2003	13.33	0.12	(e)	3.82	3.94	(0.10)	—	(0.10)
Year Ended October 31, 2002	12.99	0.24	(e)	0.10	0.34	—	—	—

Intrepid International Fund (d)
Six Months Ended April 30, 2007 (Unaudited)	22.11	0.17	(e)	3.06	3.23	(0.21)	—	(0.21)
Year Ended October 31, 2006	17.52	0.36	(e)	4.51	4.87	(0.28)	—	(0.28)
Year Ended October 31, 2005	15.27	0.31		2.25	2.56	(0.31)	—	(0.31)
Year Ended October 31, 2004	13.60	0.19	(e)	1.75	1.94	(0.27)	—	(0.27)
Year Ended October 31, 2003	11.02	0.15	(e)	2.55	2.70	(0.12)	—	(0.12)
Year Ended October 31, 2002	12.43	0.14	(e)	(1.51)	(1.37)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.
(e)	Calculated based upon average shares outstanding.
(f)	Amount less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

118   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

				Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	(f)	$19.22	15.72%	$79,094	0.94%	2.08%	0.94%	49%
—	(f)	16.83	34.47	51,749	0.94	2.82	1.01	80
—	(f)	12.70	22.82	34,624	0.95	2.00	1.16	76
—		10.64	24.85	28,804	0.95	2.98	1.49	108
—		8.61	27.23	26,356	0.95	0.28	1.55	132
—		7.02	(13.89)	28,644	0.95	0.91	1.16	138

—	(f)	31.89	18.31	243,122	0.98	1.67	0.98	53
—	(f)	28.54	40.27	144,301	1.00	1.75	1.05	97
—	(f)	23.53	24.56	48,448	1.00	1.47	1.24	281
—		20.16	17.83	37,115	1.00	2.10	1.48	440
—		17.17	29.83	12,038	1.00	0.86	2.01	717
—		13.33	2.62	6,305	1.00	1.81	2.25	1,021

—	(f)	25.13	14.71	239,635	1.00	1.45	1.12	25
—	(f)	22.11	28.07	496,326	1.00	1.74	1.24	92
—	(f)	17.52	16.97	103,598	1.00	1.46	1.23	56
—		15.27	14.44	138,282	1.00	1.31	1.34	93
—		13.60	24.74	135,000	1.00	1.31	1.41	79
—		11.02	11.08	149,000	1.00	1.08	1.32	97

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   119

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (“the Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 11 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Asia Equity Fund	Class A, Select Class and Institutional Class	JPM I
Emerging Markets Equity Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
International Equity Fund	Class A, Class B, Class C, R Class and Select Class	JPM I
International Equity Index Fund	Class A, Class B, Class C and Select Class	JPM II
International Growth Fund	Class A and Class B	JPM I
International Opportunities Fund	Class A, Class B, Select Class and Institutional Class	JPM I
International Realty Fund	Class A, Class C, R Class and Select Class	JPM I
International Value Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
Intrepid European Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
Intrepid International Fund	Class A, Class C, Select Class and Institutional Class	JPM I
Japan Fund	Class A, Class B, Class C and Select Class	JPM I

The International Equity Index Fund has changed its fiscal year end from June 30th to October 31st.

The International Realty Fund commenced operations on November 30, 2006.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the R Class, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot

120   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following are the market values and percentages of net assets of illiquid securities as of April 30, 2007 (amounts in thousands):

	Market Value		Percentage
International Equity Fund	$—	(a)	—	(b)%
International Value Fund	—	(a)	—	(b)
Intrepid European Fund	—	(a)	—	(b)

(a)	Amount rounds to less than $1,000.
(b)	Amount rounds to less than 0.1%.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

As of April 30, 2007, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. Some of the Funds may also enter into forward foreign currency exchange contracts in an attempt to generate gains to the Fund. The values of forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   121

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2007, the Funds had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

G. Securities Lending — To generate additional income, each Fund (except the International Growth Fund, International Realty Fund and Intrepid International Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended April 30, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of April 30, 2007, the following Funds had securities with the following market values on loan, received the following collateral and for the six months then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Emerging Markets Equity Fund	$4	$13,027	$12,194
International Equity Fund	454	944,679	901,412
International Equity Index Fund	1	363,821	338,959
International Opportunities Fund	15	43,766	41,595
International Value Fund	29	140,596	128,725
Intrepid European Fund	49	177,367	163,230
Japan Fund	72	47,606	45,264

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

122   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

M. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. The redemption fee applies to most shares purchased after February 18, 2005. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

N. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for financial statements in the first fiscal period beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Investment Advisory Fee
Asia Equity Fund	1.00%
Emerging Markets Equity Fund	1.00
International Equity Fund	0.80
International Equity Index Fund	0.55
International Growth Fund	0.80
International Opportunities Fund	0.60
International Realty Fund	0.90
International Value Fund	0.60
Intrepid European Fund	0.65
Intrepid International Fund	0.85
Japan Fund	1.00

The Advisor, on behalf of Asia Equity Fund, has entered into an investment sub-advisory agreement with JF International Management Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-advisor, JFIMI receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or their affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed to the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   123

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended are as follows (amounts in thousands):

Six Months Ended 4/30/07
International Equity Index Fund	$11
International Opportunities Fund	5
International Value Fund	17

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Asia Equity Fund	0.25%	n/a	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75%
International Equity Fund	0.25	0.75	0.75
International Equity Index Fund	0.25	0.75	0.75
International Growth Fund	0.25	0.75	n/a
International Opportunities Fund	0.25	0.75	n/a
International Realty Fund	0.25	n/a	0.75
International Value Fund	0.25	0.75	0.75
Intrepid European Fund	0.25	0.75	0.75
Intrepid International Fund	0.25	n/a	0.75
Japan Fund	0.25	0.75	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2007, the Distributor retained the following amounts (in thousands):

	Front End Sales Charge	CDSC
Asia Equity Fund	$12	$—
Emerging Markets Equity Fund	18	8
International Equity Fund	23	7
International Equity Index Fund	52	21
International Opportunities Fund	2	—	(b)
International Realty Fund (a)	7	—	(b)
International Value Fund	29	4
Intrepid European Fund	174	30
Intrepid International Fund	15	—	(b)
Japan Fund	27	91

(a)	For the period November 30, 2006 through April 30, 2007.
(b)	Amount rounds to less than $1,000.

124   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Institutional Class
Asia Equity Fund	0.25%	n/a	n/a	n/a	0.25%	0.10%
Emerging Markets Equity Fund	0.25	0.25%	0.25%	n/a	0.25	0.10
International Equity Fund	0.25	0.25	0.25	0.05%	0.25	n/a
International Equity Index Fund	0.25	0.25	0.25	n/a	0.25	n/a
International Growth Fund	0.25	0.25	n/a	n/a	n/a	n/a
International Opportunities Fund	0.25	0.25	n/a	n/a	0.25	0.10
International Realty Fund	0.25	n/a	0.25	0.05	0.25	n/a
International Value Fund	0.25	0.25	0.25	n/a	0.25	0.10
Intrepid European Fund	0.25	0.25	0.25	n/a	0.25	0.10
Intrepid International Fund	0.25	n/a	0.25	n/a	0.25	0.10
Japan Fund	0.25	0.25	0.25	n/a	0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Institutional Class
Asia Equity Fund	1.75%	n/a	n/a	n/a	1.50%	1.35%
Emerging Markets Equity Fund	2.00	2.50%	2.50%	n/a	1.75	1.45
International Equity Fund	1.31	2.00	2.00	0.86%	1.06	n/a
International Equity Index Fund	1.18	1.93	1.93	n/a	0.93	n/a
International Growth Fund	2.00	2.50	n/a	n/a	n/a	n/a
International Opportunities Fund	1.42	1.92	n/a	n/a	1.17	0.92
International Realty Fund	1.40	n/a	1.90	0.95	1.15	n/a
International Value Fund	1.45	1.95	1.95	n/a	1.41	0.95
Intrepid European Fund	1.75	2.50	2.50	n/a	1.50	1.00
Intrepid International Fund	1.80	n/a	2.00	n/a	1.25	1.00
Japan Fund	1.75	2.50	2.50	n/a	1.50	n/a

The contractual expense limitation agreements were in effect for the six months ended April 30, 2007. The expense limitation percentages in the table above are in place until at least February 29, 2008.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   125

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

For the six months ended April 30, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Total		Contractual Reimbursements
Asia Equity Fund	$33	$55	$—		$88		$—
International Equity Fund	2,385	192	1,067		3,644		—
International Equity Index Fund	—	—	603		603		—
International Growth Fund	13	1	4		18		58
International Opportunities Fund	1	3	40		44		—
International Realty Fund (a)	25	3	1		29		154
International Value Fund	—	—	—	(b)	—	(b)	—
Intrepid International Fund	—	156	118		274		—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
International Equity Fund	$35	$3	$—	$38
International Equity Index Fund	—	—	797	797
Intrepid International Fund	—	2	—	2

(a)	For the period November 30, 2006 through April 30, 2007.
(b)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2007, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

126   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

4. Investment Transactions

During the six months ended April 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Asia Equity Fund	$184,016	$179,773
Emerging Markets Equity Fund	45,022	51,532
International Equity Fund	323,523	727,220
International Equity Index Fund	122,175	74,764
International Growth Fund	910	882
International Opportunities Fund	90,210	72,927
International Realty Fund (a)	18,451	4,333
International Value Fund	386,888	214,960
Intrepid European Fund	520,945	345,908
Intrepid International Fund	757,843	322,213
Japan Fund	387,274	871,812

(a)	For the period November 30, 2006 through April 30, 2007.

During the six months ended April 30, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Equity Fund	$286,682	$75,332	$1,726	$73,606
Emerging Markets Equity Fund	285,528	181,060	407	180,653
International Equity Fund	3,866,427	1,423,904	47,291	1,376,613
International Equity Index Fund	1,235,596	757,655	17,496	740,159
International Growth Fund	2,471	991	35	956
International Opportunities Fund	191,581	41,351	1,572	39,779
International Realty Fund	14,172	753	148	605
International Value Fund	646,769	80,948	3,877	77,071
Intrepid European Fund	856,073	148,662	5,306	143,356
Intrepid International Fund	1,357,428	264,740	14,018	250,722
Japan Fund	427,160	45,242	13,271	31,971

6. Borrowings

The Funds, except International Realty Fund, rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds, except International Realty Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   127

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

The outstanding borrowings from another fund or from the unsecured, uncommitted credit facility and the average borrowings for the six months ended April 30, 2007 were as follows (amounts in thousands):

	Outstanding Balance at April 30, 2007	Average Borrowings	Number of Days Used	Interest Paid
International Equity Index Fund	$2,516	$2,516	1	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2007, substantially all of the Funds’ net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2007, International Equity Fund, International Growth Fund and Intrepid European Fund invested approximately 24.0%, 24.0% and 23.4% of their respective portfolios in issuers in the United Kingdom. As of April 30, 2007, International Realty Fund and Intrepid International Fund invested approximately 33.7% and 20.9% of their respective portfolios in issuers in Japan. As of April 30, 2007, Asia Equity Fund invested approximately 26.3% of its respective portfolio in issuers in South Korea. As of April 30, 2007, International Equity Index Fund invested approximately 17.4% of its respective portfolio in Commercial Banks. As of April 30, 2007, International Realty Fund invested approximately 22.0% and 47.1%, respectively, of its portfolio in Diversified and Real Estate Management & Development. As of April 30, 2007, Japan Fund invested approximately 28.9% and 20.6%, respectively, of its portfolio in Consumer Discretionary and Financials.

A Fund’s shares may be held by the Fund’s investment advisor or an affiliate. In addition, from time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

On June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisers, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were a series of One Group Mutual Funds (now known as JPM II) it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits were led by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

128   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

JPM I, JPM II, any series thereof, or any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

9. Transfers-In-Kind

After the close of business on February 3, 2006, several common trust funds managed by JPMCB, transferred securities in-kind to the International Equity Fund in a tax-free exchange. The common trust funds purchased Select Class Shares of the International Equity Fund and the International Equity Fund received portfolio securities with market values as listed below, including net unrealized appreciation of approximately $169,990,000, in exchange for these shares. The cost basis of the portfolio securities transferred to the International Equity Fund is equal to the common trust funds’ cost of the securities at the time of the in-kind transfer.

	Market Value of Securities Transferred to the International Equity Fund (amounts in thousands)	Number of Select Class Shares Issued (amounts in thousands)
JPMorgan Chase Bank International Fund	$669,429	19,580
JPMorgan Chase Bank International Equity Trust	172,111	5,034
	$841,540	24,614

10. Subsequent Events

On June 25, 2007, a majority of the outstanding shares of beneficial interest of the Japan Fund were redeemed.

The International Growth Fund has received written notice from its sole remaining shareholder that it intends to redeem a majority of its shares of beneficial interest on or about June 29, 2007.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   129

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	136	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	136	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	136	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	136
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	136	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	136	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	136	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	136	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

130   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	136	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	136	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	136	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	136	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	136
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (136 funds).
*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   131

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.
**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

132   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2007

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year be fore expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2006	Ending Account Value, April 30, 2007	Expenses Paid During November 1, 2006 to April 30, 2007	Annualized Expense Ratio
Asia Equity Fund
Class A
Actual*	$1,000.00	$1,220.20	$9.63	1.75%
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Select Class
Actual*	1,000.00	1,221.50	8.26	1.50
Hypothetical*	1,000.00	1,017.36	7.50	1.50

Institutional Class
Actual*	1,000.00	1,222.30	7.44	1.35
Hypothetical*	1,000.00	1,018.10	6.76	1.35

Emerging Markets Equity Fund
Class A
Actual*	1,000.00	1,206.40	9.90	1.81
Hypothetical*	1,000.00	1,015.47	9.05	1.81
Class B
Actual*	1,000.00	1,203.60	12.62	2.31
Hypothetical*	1,000.00	1,013.34	11.53	2.31
Class C
Actual*	1,000.00	1,203.00	12.62	2.31
Hypothetical*	1,000.00	1,013.34	11.53	2.31

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   133

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2007

	Beginning Account Value, November 1, 2006	Ending Account Value, April 30, 2007	Expenses Paid During November 1, 2006 to April 30, 2007	Annualized Expense Ratio
Select Class
Actual*	$1,000.00	$1,207.90	$8.54	1.56%
Hypothetical*	1,000.00	1,017.06	7.80	1.56
Institutional Class
Actual*	1,000.00	1,208.60	7.72	1.41
Hypothetical*	1,000.00	1,017.80	7.05	1.41

International Equity Fund
Class A
Actual*	1,000.00	1,105.20	6.84	1.31
Hypothetical*	1,000.00	1,018.30	6.56	1.31
Class B
Actual*	1,000.00	1,102.00	9.69	1.86
Hypothetical*	1,000.00	1,015.57	9.30	1.86
Class C
Actual*	1,000.00	1,101.90	9.69	1.86
Hypothetical*	1,000.00	1,015.57	9.30	1.86
R Class
Actual*	1,000.00	1,107.40	4.49	0.86
Hypothetical*	1,000.00	1,020.53	4.31	0.86
Select Class
Actual*	1,000.00	1,106.40	5.54	1.06
Hypothetical*	1,000.00	1,019.54	5.31	1.06

International Equity Index Fund
Class A
Actual*	1,000.00	1,159.80	5.73	1.07
Hypothetical*	1,000.00	1,019.49	5.36	1.07
Class B
Actual*	1,000.00	1,156.00	9.46	1.77
Hypothetical*	1,000.00	1,016.02	8.85	1.77
Class C
Actual*	1,000.00	1,156.00	9.46	1.77
Hypothetical*	1,000.00	1,016.02	8.85	1.77
Select Class
Actual*	1,000.00	1,161.00	4.39	0.82
Hypothetical*	1,000.00	1,020.73	4.11	0.82

International Growth Fund
Class A
Actual*	1,000.00	1,104.30	10.44	2.00
Hypothetical*	1,000.00	1,014.88	9.99	2.00
Class B
Actual*	1,000.00	1,102.00	13.03	2.50
Hypothetical*	1,000.00	1,012.40	12.47	2.50

International Opportunities Fund
Class A
Actual*	1,000.00	1,156.20	7.48	1.40
Hypothetical*	1,000.00	1,017.85	7.00	1.40

134   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	Beginning Account Value, November 1, 2006	Ending Account Value, April 30, 2007	Expenses Paid During November 1, 2006 to April 30, 2007	Annualized Expense Ratio
Class B
Actual*	$1,000.00	$1,153.10	$10.14	1.90%
Hypothetical*	1,000.00	1,015.37	9.49	1.90
Select Class
Actual*	1,000.00	1,157.40	6.15	1.15
Hypothetical*	1,000.00	1,019.09	5.76	1.15
Institutional Class
Actual*	1,000.00	1,158.60	4.92	0.92
Hypothetical*	1,000.00	1,020.23	4.61	0.92

International Realty Fund
Class A
Actual**	1,000.00	1,140.30	6.24	1.40
Hypothetical*	1,000.00	1,017.85	7.00	1.40
Class C
Actual**	1,000.00	1,137.90	8.46	1.90
Hypothetical*	1,000.00	1,015.37	9.49	1.90
R Class
Actual**	1,000.00	1,142.10	4.24	0.95
Hypothetical*	1,000.00	1,020.08	4.76	0.95
Select Class
Actual**	1,000.00	1,141.20	5.13	1.15
Hypothetical*	1,000.00	1,019.09	5.76	1.15

International Value Fund
Class A
Actual*	1,000.00	1,154.90	7.16	1.34
Hypothetical*	1,000.00	1,018.15	6.71	1.34
Class B
Actual*	1,000.00	1,152.50	9.82	1.84
Hypothetical*	1,000.00	1,015.67	9.20	1.84
Class C
Actual*	1,000.00	1,151.90	9.82	1.84
Hypothetical*	1,000.00	1,015.67	9.20	1.84
Select Class
Actual*	1,000.00	1,156.80	5.83	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Institutional Class
Actual*	1,000.00	1,157.20	5.03	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94

Intrepid European Fund
Class A
Actual*	1,000.00	1,180.50	7.46	1.38
Hypothetical*	1,000.00	1,017.95	6.90	1.38
Class B
Actual*	1,000.00	1,178.00	10.15	1.88
Hypothetical*	1,000.00	1,015.47	9.39	1.88

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   135

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2007

	Beginning Account Value, November 1, 2006	Ending Account Value, April 30, 2007	Expenses Paid During November 1, 2006 to April 30, 2007	Annualized Expense Ratio
Class C
Actual*	$1,000.00	$1,178.10	$10.15	1.88%
Hypothetical*	1,000.00	1,015.47	9.39	1.88
Select Class
Actual*	1,000.00	1,182.30	6.11	1.13
Hypothetical*	1,000.00	1,019.19	5.66	1.13
Institutional Class
Actual*	1,000.00	1,183.10	5.30	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98

Intrepid International Fund
Class A
Actual*	1,000.00	1,143.90	7.97	1.50
Hypothetical*	1,000.00	1,017.36	7.50	1.50
Class C
Actual*	1,000.00	1,141.30	10.62	2.00
Hypothetical*	1,000.00	1,014.88	9.99	2.00
Select Class
Actual*	1,000.00	1,145.40	6.65	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Institutional Class
Actual*	1,000.00	1,147.10	5.32	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00

Japan Fund
Class A
Actual*	1,000.00	974.40	8.57	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class B
Actual*	1,000.00	972.60	11.00	2.25
Hypothetical*	1,000.00	1,013.64	11.23	2.25
Class C
Actual*	1,000.00	972.60	11.05	2.26
Hypothetical*	1,000.00	1,013.59	11.28	2.26
Select Class
Actual*	1,000.00	975.30	7.30	1.49
Hypothetical*	1,000.00	1,017.41	7.45	1.49

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 152/365 (to reflect the actual period). The International Realty Fund commenced operations on November 30, 2006.

136   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. April 2007.	SAN-INTEQ-407

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

July 06, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

July 06, 2007

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

July 06, 2007